UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THE TRADE DESK, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The Trade Desk, Inc.

42 N. Chestnut Street

Ventura, California 93001

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held November 14, 2024

To our stockholders:

You are cordially invited to attend a special meeting of stockholders (as it may be adjourned, continued or postponed from time to time, the “Special Meeting”) of The Trade Desk, Inc. (the “Company,” “we” or “our”) to be held virtually on November 14, 2024, at 1:00 p.m. Pacific Time. You can attend the Special Meeting via the Internet, vote your shares electronically and submit your questions during the Special Meeting, by visiting www.virtualshareholdermeeting.com/TTD2024SM (there is no physical location for the Special Meeting). You will need to have your 16-Digit Control Number included on your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card (if you received a printed copy of the proxy materials) or on the instructions that accompanied your proxy materials to join the Special Meeting.

We are holding the Special Meeting for the following purposes:

1.	To approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion;

2.	To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One; and

3.	To transact such other business as may properly come before the Special Meeting.

If you owned our Class A common stock or Class B common stock at the close of business on September 26, 2024, you may attend and vote at the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for review during our regular business hours at our headquarters in Ventura, California for a period of ten days ending on the day prior to the Special Meeting for any purpose related to the Special Meeting. On or about October 3, 2024, we expect to mail to our stockholders the Notice containing instructions on how to access our proxy statement for the Special Meeting (the “Proxy Statement”). The Proxy Statement can be accessed directly at the following Internet address: www.proxyvote.com. All you have to do is enter the control number located on your Notice or proxy card.

Your vote is important. Whether or not you plan to attend the Special Meeting, I hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. You may also submit your proxy card or voting instruction card for the Special Meeting by completing, signing, dating and returning your proxy card or voting instruction card in the envelope provided. Any stockholder of record attending the Special Meeting may vote during the Special Meeting, even if you have already returned a proxy card or voting instruction card.

Thank you for your ongoing support of The Trade Desk.

Sincerely,

Jeff T. Green
Chairman and Chief Executive Officer

Ventura, California

October 3, 2024

YOUR VOTE IS IMPORTANT

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

THE TRADE DESK, INC.

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

THE TRADE DESK, INC.

GENERAL INFORMATION

The board of directors of The Trade Desk, Inc. is soliciting proxies for a special meeting of stockholders (as it may be adjourned, continued or postponed from time to time, the “Special Meeting”) to be held on November 14, at 1:00 p.m. Pacific Time. The Special Meeting will be held entirely via the Internet. Stockholders may participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/TTD2024SM. To vote at the Special Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card or on the instructions that accompanied your proxy materials.

The Notice containing instructions on how to access our proxy statement for the Special Meeting (the “Proxy Statement”) is first being mailed on or about October 3, 2024, to stockholders entitled to vote at the Special Meeting. We also made these materials available on our website at www.thetradedesk.com under the heading “Investors” on or about October 3, 2024. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully. Unless the context requires otherwise, the words “The Trade Desk,” “we,” “the Company,” “us,” and “our” refer to The Trade Desk, Inc.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING,

THE PROXY MATERIALS AND VOTING YOUR SHARES

WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

We have elected to furnish our proxy materials, including this Proxy Statement, primarily via the Internet. The Notice is being provided in accordance with Securities and Exchange Commission (“SEC”) rules and contains instructions on how to access our proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual and special meetings of stockholders.

WHAT ITEMS WILL BE VOTED ON AT THE SPECIAL MEETING?

There are two items that will be voted on at the Special Meeting:

1.	To approve the reincorporation of the Company to the State of Nevada by conversion; and

2.	To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One.

WHAT ARE OUR BOARD OF DIRECTORS’ VOTING RECOMMENDATIONS?

Our board of directors recommends that you vote your shares as follows:

1.	“FOR” the approval of the reincorporation of the Company to the State of Nevada by conversion; and

2.

“FOR” the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One.

WHAT IS A PROXY?

Our board of directors is soliciting your vote at the Special Meeting. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy, that designation also is called a “proxy” or, if in a written document, a “proxy card.” Jeff Green, Laura Schenkein and Jay Grant have been designated as proxies for the Special Meeting with power of substitution and resubstitution.

WHO CAN VOTE AT THE SPECIAL MEETING?

Only holders of record of our Class A common stock and Class B common stock at the close of business on September 26, 2024 (the “Record Date”) will be entitled to vote at the Special Meeting. The Record Date was established by our board of directors. Stockholders of record at the close of business on the Record Date are entitled to:

•	Receive notice of the Special Meeting; and

•	Vote at the Special Meeting.

On the Record Date, there were 449,333,118 shares of our Class A common stock outstanding and 43,918,900 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Each share of Class A common stock is entitled to one vote on each proposal, and each share of Class B common stock is entitled to ten votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.”

IS MY VOTE CONFIDENTIAL?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either among our employees or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A “STOCKHOLDER OF RECORD” AND HOLDING SHARES AS “BENEFICIAL OWNER” (OR IN “STREET NAME”)?

Most stockholders are considered “beneficial owners” of their shares, that is, they hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially or in “street name.”

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, you are considered the “stockholder of record” with respect to those shares, and we are sending the Notice directly to you to access proxy materials. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Special Meeting.

Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and proxy materials are being forwarded to you by your broker, bank or other nominee (who is considered the stockholder of record with respect to those shares). As a beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares if you follow the instructions you receive from your broker, bank or other nominee. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares at the Special Meeting unless you request, complete and deliver the proper documentation provided by your broker, bank or other nominee.

WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

If you are a stockholder of record, you can vote your shares using the following methods:

By Internet: Until 11:59 p.m. Eastern Time on November 13, 2024, you can vote via the Internet by visiting the website noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote.

By Telephone: Until 11:59 p.m. Eastern Time on November 13, 2024, you can also vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.

By Mail: You can vote your shares by completing, signing, dating and returning the proxy card enclosed with the proxy materials that are provided in printed form.

During the Special Meeting: You can vote and submit questions during the Special Meeting by attending the virtual meeting at www.virtualshareholdermeeting.com/TTD2024SM. Please have your Notice or proxy card in hand when you visit the website.

Beneficial owners must follow the directions provided by their broker, bank or other nominee in order to direct such broker, bank or other nominee as to how to vote their shares. Beneficial owners may vote by telephone or the Internet if their brokers, banks or other nominees make those methods available, by following the instructions provided to them with the proxy materials. Beneficial owners may vote during the Special Meeting only after requesting, completing and delivering the proper documentation provided by the broker, bank or other nominee.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

The holders of a majority of the voting power of all of our issued and outstanding shares of common stock as of the Record Date must be present at the Special Meeting or represented by proxy for the transaction of business at the Special Meeting. This is called a quorum.

Your shares will be counted for purposes of determining if there is a quorum if you:

•	Are entitled to vote and you are present at the Special Meeting; or

•	Have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

Abstentions are counted for purposes of determining whether a quorum is present. We do not expect there to be any broker non-votes at the Special Meeting, because we believe that under applicable rules both Proposal One and Proposal Two are considered non-routine matters. However, if broker non-votes do occur, they would be counted for purposes of determining whether a quorum is present. If there is not a quorum, the Special Meeting may be adjourned until such time as a sufficient number of shares are present or represented by proxy.

HOW ARE ABSTENTIONS COUNTED?

You may choose to abstain or refrain from voting your shares on one or more issues presented for a vote at the Special Meeting. However, for purposes of determining the presence of a quorum, abstentions are counted as present. For the purpose of determining whether the stockholders have approved a matter, abstentions will count as a vote “AGAINST” Proposal One; however, because abstentions will not be counted as “votes cast” abstentions will have no effect on the vote on Proposal Two.

WHAT IF A STOCKHOLDER DOES NOT PROVIDE A PROXY OR, IF A PROXY IS RETURNED, IT DOES NOT SPECIFY A CHOICE FOR ONE OR MORE ISSUES?

You should specify your choice for each issue to be voted upon at the Special Meeting. If no proxy is returned or if a proxy is signed and returned but no specific instructions are given on one or more of the issues to be voted upon at that Special Meeting, the following will occur in accordance with applicable rules, laws and regulations:

Stockholders of Record. If you are a stockholder of record and you do not return a proxy and you do not vote at the Special Meeting, your shares will not be voted at the Special Meeting, and if you are not present at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum exists for the Special Meeting. If you do return a proxy via the Internet, telephone or mail, but you fail to specify how your shares should be voted on one or more proposals to be voted upon at the Special Meeting, then to the extent you did not specify a choice, your shares will be voted: (i) FOR Proposal One, the approval of the reincorporation of the Company to the State of Nevada by conversion, and (ii) FOR Proposal Two, the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One.

Beneficial Owners. If you are a beneficial owner and (i) you do not provide your broker, bank or other nominee who holds your shares with voting instructions, or (ii) you do provide a voting instruction card but you fail to specify your voting instructions on one or more of the proposals to be voted upon at the Special Meeting, under applicable rules, your broker, bank or other nominee may exercise discretionary authority to vote your shares on routine proposals but may not vote your shares on non-routine proposals.

We believe that under applicable rules both Proposal One: Approval of the Reincorporation of the Company to the State of Nevada by Conversion and Proposal Two: Approval of One or More Adjournments of the Special Meeting, if Necessary, to Solicit Additional Proxies if There Are Insufficient Votes at the Time of the Special Meeting to Approve Proposal One are considered non-routine matters under applicable rules. Accordingly, brokers, banks or other nominees cannot vote on these proposals without instruction from beneficial owners.

WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal One—Approval of the reincorporation of the Company to the State of Nevada by conversion	To be approved by our stockholders, a majority of the voting power of the shares outstanding and entitled to vote must vote “FOR” this proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal.

Proposal Two—Approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One	As set forth in our bylaws, to be approved by our stockholders, a majority of the votes cast at the Special Meeting or by proxy must vote “FOR” this proposal. Abstentions and broker non-votes, if any, will not affect the outcome of the vote.

HOW DO I CHANGE OR REVOKE MY PROXY?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the Special Meeting and voting during the Special Meeting. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked. Beneficial owners should follow the directions provided by their broker, bank or other nominee in order to revoke previously provided voting instructions.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your shares are registered differently or you have multiple accounts. Please vote all of these shares separately to ensure all of the shares you hold are voted.

HOW CAN STOCKHOLDERS SUBMIT A PROPOSAL FOR INCLUSION IN OUR PROXY STATEMENT FOR THE 2025 ANNUAL MEETING?

To be included in our proxy statement for the 2025 annual meeting, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and be received by our Secretary at our principal executive offices no later than December 13, 2024, which is one hundred twenty (120) calendar days before the one-year anniversary of the date on which we first released the proxy statement to stockholders in connection with our 2024 annual meeting. In connection with the 2025 annual meeting, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

HOW CAN STOCKHOLDERS SUBMIT PROPOSALS TO BE RAISED AT THE 2025 ANNUAL MEETING THAT WILL NOT BE INCLUDED IN OUR PROXY STATEMENT FOR THE 2025 ANNUAL MEETING?

To be raised at the 2025 annual meeting, stockholder proposals must comply with our bylaws. Under our bylaws, a stockholder must give advance notice to our Secretary of any business, including nominations of candidates for election as directors to our board of directors, that the stockholder wishes to raise at our annual meeting. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting. Since our 2024 annual meeting was on May 28, 2024, stockholder proposals must be received by our Secretary at our principal executive offices no earlier than January 28, 2025 and no later than February 27, 2025, in order to be raised at our 2025 annual meeting.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

WHAT IF THE DATE OF THE 2025 ANNUAL MEETING CHANGES BY MORE THAN 30 DAYS FROM THE ANNIVERSARY OF THE 2024 ANNUAL MEETING?

Under Rule 14a-8 of the Exchange Act, if the date of the 2025 annual meeting changes by more than 30 days from the anniversary of the 2024 annual meeting, to be included in our proxy statement, stockholder proposals must be received by us within a reasonable time before our solicitation is made.

Under our bylaws, if the date of the 2025 annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the 2024 annual meeting, stockholder proposals to be brought before the 2025 annual meeting must be delivered, or mailed and received, not earlier than the hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

DOES A STOCKHOLDER PROPOSAL REQUIRE SPECIFIC INFORMATION?

With respect to a stockholder’s nomination of a candidate for our board of directors, the stockholder notice to the Secretary must contain certain information as set forth in our bylaws about both the nominee and the stockholder making the nomination. With respect to any other business that the stockholder proposes, the stockholder notice must contain a brief description of such business and the reasons for conducting such business at the Special Meeting, as well as certain other information as set forth in our bylaws. If you wish to bring a stockholder proposal or nominate a candidate for director, you are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A copy of our bylaws is available via the website of the SEC at www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

WHAT HAPPENS IF WE RECEIVE A STOCKHOLDER PROPOSAL THAT IS NOT IN COMPLIANCE WITH THE TIME FRAMES DESCRIBED ABOVE?

If we receive notice of a matter to come before the 2025 annual meeting that is not in accordance with the deadlines described above, we will use our discretion in determining whether or not to bring such matter before such meeting. If such matter is brought before such meeting, then our proxy card for such meeting will confer upon our proxy holders discretionary authority to vote on such matter.

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE SPECIAL MEETING?

Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Jeff Green, Laura Schenkein and Jay Grant, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting, with power of substitution and resubstitution.

WHO BEARS THE COST OF THIS SOLICITATION?

We pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition, we may reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and employees, personally or by mail, telephone, facsimile, email or other means of communication (electronic or otherwise). No additional compensation will be paid for such services.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports, or Notices of Internet Availability of Proxy Materials, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. In accordance with these rules, only one proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Stockholders who currently receive multiple copies of the proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, at their address and would like to request “householding” of their communications should contact their broker if they are beneficial owners or direct their request to Broadridge at the contact information below if they are record holders.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, please notify your broker, if you are a beneficial owner or, if you are a record holder, direct your written request to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-866-540-7095.

If requested, we will also promptly deliver, upon oral or written request, a separate copy of the proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, to any stockholder residing at an address to which only one copy was mailed.

WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting, which will be available on our website.

PROPOSAL ONE:

APPROVAL OF THE REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA BY CONVERSION

Our board of directors has approved, and recommends that stockholders approve, a proposal to reincorporate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”), and adopt the resolutions of the board of directors approving the reincorporation (the “Nevada Reincorporation Resolution”) included as Appendix A to this Proxy Statement, as more fully described in this Proposal One. We call the proposed reincorporation of the Delaware Corporation in the form of a conversion into the Nevada Corporation the “Nevada Reincorporation.”

Principal Terms of the Nevada Reincorporation

The Nevada Reincorporation, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (“DGCL”), and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Proxy Statement. Approval of this Proposal One (the “Nevada Reincorporation Proposal”) will constitute approval of the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:

•	The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “The Trade Desk, Inc.”

•

The affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

•

The Company will cease to be governed by our existing amended and restated certificate of incorporation (the “Delaware Charter”) and amended and restated bylaws (the “Delaware Bylaws”) and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix C and Appendix D, respectively, to this Proxy Statement. See “What Changes After Nevada Reincorporation?—Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.

•

The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation).

•

Each outstanding share of Class A common stock, par value $0.000001 per share, of the Delaware Corporation (the “Delaware Corporation Class A Common Stock”) will be automatically converted into one outstanding share of Class A common stock, par value $0.000001 per share, of the Nevada Corporation (the “Nevada Corporation Class A Common Stock”) pursuant to the Plan of Conversion.

•

Each outstanding share of Class B common stock, par value $0.000001 per share, of the Delaware Corporation (the “Delaware Corporation Class B Common Stock” and together with the Delaware Corporation Class A Common Stock, the “Delaware Corporation Common Stock”) will be automatically converted into one outstanding share of the Class B common stock, par value $0.000001 per share, of the Nevada Corporation (the “Nevada Corporation Class B Common Stock” and together with the Nevada Corporation Class A Common Stock, the “Nevada Corporation Common Stock”) pursuant to the Plan of Conversion.

•	Stockholders will not need to exchange their existing stock certificates for new stock certificates.

•

Each outstanding restricted stock unit, option or right to acquire shares of Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock, as applicable, will continue in existence and automatically become a restricted stock unit, option or right to acquire an equal number of shares of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, under the same terms and conditions.

•

Our Class A common stock will continue to be traded on The Nasdaq Global Market under the symbol “TTD.” We do not expect any interruption in the trading of our Class A common stock as a result of the Nevada Reincorporation.

If our stockholders approve the Nevada Reincorporation, we anticipate that the Nevada Reincorporation will become effective as soon as practicable following the Special Meeting (the “Effective Time”).

In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of Nevada and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Nevada Reincorporation.

The Nevada Reincorporation may be delayed by our board of directors, or the Plan of Conversion may be terminated and abandoned by action of our board of directors, at any time prior to the Effective Time, whether before or after the approval by our stockholders, if our board of directors determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be.

Background of the Proposal

General

As part of their ongoing oversight, direction and management of the Company’s business, our board of directors and management have thoroughly discussed the issue of the Company’s jurisdiction of incorporation. These discussions were in response to a number of factors, including developments in the competitive and regulatory landscape in which we compete and views regarding the legal landscape in Delaware.

Like many corporations, The Trade Desk incorporated in Delaware. A large portion of U.S. corporations have historically chosen Delaware as their state of incorporation due to its reputation for having a well-defined and business-friendly legal environment. Though Delaware corporate law may be less prescriptive in its statutory requirements for fiduciary duties than other states, because of the extensive experience of the Delaware courts and considerable body of judicial decisions since the early 1900s, Delaware has garnered the reputation of offering corporations and their counsel greater guidance on matters of corporate governance and transaction liability issues.

Since our incorporation, we have seen great success and delivered long-term value to stockholders over several years. We have grown to be the industry’s leading and most trusted independent digital media ad-buying platform since our founding in 2009. For investors in our 2016 initial public offering, our valuation has increased from $1 billion after the first day of trading on September 21, 2016 to over $52 billion as of the close of trading on September 13, 2024. Our share price has achieved one of the highest annualized returns among tech companies that have had initial public offerings since 2010. Stockholders who have owned our stock since the beginning of 2024 have achieved a 47.4% return through September 2024, an especially remarkable achievement given headwinds for the overall digital advertising market and global and macroeconomic conditions generally. Our historical stock performance is a clear illustration of how our historical focus on long-term investments has benefited our stockholders.

Our success as a company would not have been possible without the foresight and strategic decisions of our visionary founder, Chief Executive Officer and controlling stockholder, Jeff Green. Mr. Green has become a thought leader for our industry, and has consistently guided the Company by successfully anticipating industry trends and changes and developing our strategy and products to take advantage of those opportunities. By taking this long-term strategic view, Mr. Green has successfully differentiated The Trade Desk during a time when many other ad tech companies have failed. This long-term perspective has also been key to building trust among advertisers, which include leading advertising agencies and brands, publishers and other industry partners, such as supply-side platforms, as well as our employees and stockholders. Some of our strategic decisions in recent years have included, among others:

•

Over a decade ago, we began investing in our connected television (“CTV”) solutions, before the market transition accelerated, with the belief that the future of TV would be streaming and an increasing amount of TV advertising impressions would be transacted programmatically. Fast forward to 2020—according to Standard Media Index, U.S. advertising revenue declined over 30% on a year-over-year basis due to the coronavirus pandemic in the April to June period. By contrast, during that same period, CTV spend on our platform increased about 40% year-over-year.

•

In 2017, we acquired Adbrain so that we could develop a proprietary device graph that combined cross-device customer ID maps with login data, giving advertisers and brands on our platform an independent alternative to “walled gardens.”

•

In 2020, we made a strategic decision to develop a new, open-source identity framework called Unified ID 2.0 (“UID2”). UID2 aims to preserve the value of relevant advertising on the open internet without reliance on third-party cookies, and we introduced UID2 for broad, free adoption as opposed to seeking to monetize it as a proprietary solution. Unlike cookies, UID2 was developed to work across all advertising channels, including the fast-growing channels like CTV. As a result, we believe UID2 is more fit-for-purpose for today’s cross-channel marketers. UID2 was built to benefit the entire advertising ecosystem: advertisers benefit from more relevant ad impressions; publishers can optimize the value of their content by providing greater addressability; consumers are provided with more transparency and greater control of their user experience by being offered an opt-out function; and data partners can create more durable audience segments for targeting and measurement. Years later, as we have seen an ever-increasing focus on privacy, this holistic approach to targeting and measuring has offered our clients greater precision and more efficient advertising across digital channels. In addition to benefiting the advertising technology ecosystem, our forward-thinking UID2 strategy also allowed us to stay ahead of the curve while other parties were hindered by changes in Apple’s IDFA in 2022 and uncertainty regarding third-party cookies over the past several years.

•

In 2022, we turned off Google’s “Open Bidding” offering and launched OpenPath, an offering intended to give clients access to quality inventory through a simplified, direct connection to publishers. In an era of opaque and harmful privileges of “walled garden” inventory providers, OpenPath aims to remove the inefficiencies that are often present in the programmatic supply chain for digital advertising. In addition to securing access to premium inventory for our clients, the overall advertising ecosystem improves when publishers, including those in struggling sectors, are able to receive sustainable amounts for their inventory without intervening partners extracting more value than they add.

•

In 2023, we announced the launch of Kokai, our largest core platform overhaul to date that took over a year to develop. With advances in AI infused across the platform, Kokai helps marketers optimize ad campaigns across all channels by focusing on audiences first – using data about their most loyal customers to find and build new customer relationships. With Mr. Green’s vision for Kokai, we are helping programmatic traders rethink how they approach digital ad campaigns, optimizing the value of their campaign dollars.

•

Even more recently, we have introduced OpenPass, a free single sign-on tool to help publishers improve authentication while giving consumers an easier way to access the open web in a streamlined manner.

Our industry has entered a time of great uncertainty, with large, well-established industry participants, such as Google, capable of exerting massive influence in the advertising ecosystem. Investigations into and litigation concerning the monopolization of certain advertising technology markets, anticompetitive behavior and exclusionary conduct—and conjecture as to whether Alphabet, Inc., the parent company of Google, will be mandated or will voluntarily elect to dismantle its advertising and search businesses following the U.S. Department of Justice’s ongoing litigation and the outcome in its search-related civil antitrust suit, respectively—have led to great speculation as to the future of the advertising technology industry and opportunities for business expansion in the coming years. Our strategic advantage against outsized competitors has been Mr. Green’s ability to see around corners to make long-term strategic decisions, including those that benefit the broader advertising ecosystem, along with our ability to be nimble and react quickly to market developments. In an uncertain industry environment, we believe our ongoing success will be predicated on the ability to make long-term strategic decisions that build upon our core business strategy, like expanding our addressable markets by serving smaller and medium-sized advertisers; continuing expansion of our international business; investing in a multi-year build of a forward market CTV product; and furthering our ongoing investments in what we have identified as the “open internet,” with its premium content, and retail media, with its capacity for superior objective measurement. We see a path to helping build an advertising ecosystem that has improved quality, transparency and accountability, and one that also results in a better experience for the recipient of advertising. These long-term decisions will require near-term investments and trade-offs that we believe will benefit our business and our stockholders in the longer term.

The increasingly litigious environment facing corporations with controlling stockholders has created unpredictability in decision-making and has started to impede our ability to act quickly. For example, the Delaware Supreme Court recently determined in In re Match Group, Inc. Derivative Litigation, 315 A.3d 446 (Del. 2024), that all transactions involving a controlling stockholder receiving a non-ratable benefit are presumptively subject to entire fairness review (i.e., Delaware’s most stringent standard) unless the transaction complies with the strictures set out in in Kahn v. M&F Worldwide Corporation, 88 A.3d 635 (Del. 2014) (“MFW”). The Match Group decision confirmed what corporate and legal communities had viewed in recent years as an expansion in Delaware of the application of MFW, a case originally establishing the requirements that must be followed to lower the standard of review for freeze-out merger transactions between a controlled corporation and its controlling stockholder from entire fairness to the less-stringent business judgment standard. In Tornetta v. Musk, 310 A.3d 430 (Del. Ch. 2024), a Delaware Chancery court found that an incentive stock award to the company’s co-founder and CEO, which was approved by the company’s stockholders in 2018, was not “entirely fair” to stockholders. That court rescinded the award, determining that the co-founder and CEO was a “controller” even though he only held 21.9% of the company’s stock because he “wielded the maximum influence that a manager can wield over a company” and “occupied the most powerful trifecta of roles within a corporation—CEO, chair, and founder.” Following the court’s rescission decision, the company’s stockholders ratified the CEO’s incentive stock award in 2024, affirming their desire from 2018 to keep their co-founder and CEO incentivized.

The Trade Desk has felt the weight of this trend in Delaware courts. Our litigation wins in Delaware have not been without cost. When we faced uncertainty around the timing for termination of our dual class capital structure, our board of directors went through extensive lengths in 2020 to evaluate amending the terms of the dual class sunset triggers to provide stockholders clarity around the sunset timing. As part of this process, our board of directors discussed the standard of review that a Delaware court might apply in the event that changes to the Company’s dual class structure were challenged, the likelihood of such a challenge, examples of such challenges and the procedural framework established under MFW. Our board of directors discussed the requirements articulated under MFW and subsequent Delaware cases, including the approval of a committee of independent directors and a separate majority vote for our minority stockholders. It also evaluated uncertainty around Delaware courts’ conclusions for when an MFW process is required to obtain the protection of the business judgment rule given the courts’ then-increasing application of stringent entire fairness review to any transaction that the court considers to involve non-pro rata benefits for a controlling stockholder. Our board of directors ultimately determined that, in light of Delaware law’s MFW framework, it was sensible and advisable for disinterested holders of our Class A common stock to vote not just on our corporate governance structure for the coming years, but in the confidence of Mr. Green’s long-term vision for our business. The Company, in turn, went through great lengths to follow the time-intensive and costly MFW process and to provide associated detailed disclosures to ensure stockholders were fully informed about the amendment.

The terms amending our dual class capital structure in 2020 were unanimously approved by our independent directors serving on a special committee and approved by approximately 52.0% of all votes cast by our disinterested stockholders, on a fully informed basis. Our business has continued to experience substantial growth since the amendment to the dual class structure in 2020. Even after following the time-consuming and costly process set out in MFW, we were still sued in Delaware based on allegations that we did not follow the requisite process, that our independent committee members were conflicted and that we provided supposedly deficient disclosures. This resulted in the Company expending significant time and resources to defend the case. Two years after our stockholders voted to amend our dual class capital structure, the case was dismissed after the judge determined the plaintiffs failed to state a claim against the Company and its then-directors. Although we were successful on the merits and the plaintiffs’ case was dismissed in full, it was not without significant diversion of time and resources from our business.

We and certain of our directors again face time-consuming and costly litigation in Delaware in connection with the market-based performance award granted to Mr. Green in 2021 (the “CEO Performance Option”), for which the proceeding was initiated in May 2022. We continue to view the CEO Performance Option as an appropriate tool for incentivizing Mr. Green and creating a long-term incentive to further align his interests with stockholder interests. As of September 23, 2024, litigation over the CEO Performance Option remains pending, and we are awaiting the court’s decision on the defendants’ motions to dismiss. See “Legal Proceedings” below for additional information.

We believe our long-term strategic approach is the best way to deliver consistent performance and sustainable stockholder returns. The Company has historically made many difficult decisions and investments in innovations and transactions that have ultimately proved to be beneficial to stockholders. As the competitive and regulatory landscape continues to evolve, it is unclear when or what our next difficult decision will be. We believe flexibility and certainty in corporate decision-making can offer the Company competitive advantages needed to stay nimble and compete effectively in the years to come. In turn, our board of directors determined it was in the best interests of the Company and our stockholders to evaluate reincorporating to a jurisdiction that we believe could provide this flexibility.

The Board of Directors’ Evaluation of the Nevada Reincorporation

At a meeting held on April 23, 2024, our board of directors, Chief Legal Officer and a representative of Latham & Watkins LLP (“L&W”), counsel to the Company, met to discuss a number of matters, including the Company’s potential reincorporation. As part of this discussion, a number of states, including Delaware, Nevada, California, New York, Texas and Maryland, were considered based on predominant market practice and other factors relevant to the Company’s business. The board of directors decided to focus its considerations between Delaware and Nevada. The Nominating and Corporate Governance Committee of our board of directors then met on July 22, 2024, and further discussed the Company’s potential reincorporation to Nevada with representatives of L&W before discussing the same with our full board of directors later that same day. Our board of directors met four more times thereafter, on August 13, 2024, August 27, 2024, September 17, 2024 and September 20, 2024, and discussed further the Company’s potential reincorporation to Nevada with representatives of L&W and Wilson Sonsini Goodrich & Rosati PC, in their capacity as counsel to the Company. Mr. Green did not attend the August 27, 2024 board meeting.

To assist the board in evaluating potential reincorporation, our board of directors elected to engage a corporate law and governance expert, Professor Steven Davidoff Solomon of the University of California, Berkeley School of Law. As part of his engagement, Professor Solomon met with the board of directors, delivered to the board of directors the memorandum included as Appendix E to this Proxy Statement and discussed the memorandum and related matters with the board of directors. Professor Solomon’s memorandum offered an academic review of incorporation and reincorporation, including principles of corporate governance, the value attributable to a company’s situs of incorporation and legal and policy distinctions between Delaware and Nevada. The board of directors evaluated a number of factors in reaching a decision, including possible negative impacts from a potential reincorporation, meaningful differences in corporate law between Delaware and Nevada and implications to our stockholders for economic, governance and litigation rights.

Recommendation of the Board of Directors

Following its meetings and discussions, our board of directors determined the Nevada Reincorporation is in the best interests of the Company and its stockholders. On September 20, 2024, our board of directors approved the Nevada Reincorporation, adopted the Nevada Reincorporation Resolution, directed that the Nevada Reincorporation be submitted for consideration by our stockholders at the Special Meeting and recommended that our stockholders approve the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Reincorporation Resolution. Pursuant to Section 266 of the DGCL, the Nevada Reincorporation Resolution is hereby submitted for adoption by the stockholders of the Company, with the recommendation of the board of directors that stockholders vote for the Nevada Reincorporation Resolution.

Reasons for the Nevada Reincorporation

Our board of directors believes that there are several reasons the Nevada Reincorporation is in the best interests of the Company and its stockholders.

We are Competing Against Conglomerates During a Time of Industry Transition and Need More Predictability and Certainty in the Underlying Laws that Impact Decision-Making

Nevada Follows a Statutory-based Regime that Offers Consistent Application of Standards. We believe that Nevada can offer more predictability and certainty in decision-making because of its statutory regime. As we look to our historic growth and strategic decisions and plan for the years to come, removing judicial ambiguity can offer our board of directors and management clearer guideposts for action that will benefit our stockholders. For example, Chapter 78 of the NRS is generally recognized as a comprehensive and thoughtfully maintained state corporate statute. Unlike in Delaware, where corporate law regarding fiduciary duties is significantly driven by case law, Nevada codifies the fiduciary duties of directors and officers in the NRS. In turn, Nevada courts follow a more statute-based approach to director and officer duties that is less dependent on judicial interpretation. The nature of the Nevada Legislature convening every two years also creates more predictability as the NRS is subject to less frequent amendment, thus providing greater stability.

The Nevada Reincorporation is expected to provide corporate flexibility in connection with certain corporate transactions. However, note that the Nevada Reincorporation is not being effected to prevent an ultimate sale of the company, nor is it in response to any present attempt known to our board of directors to acquire control of the Company or obtain representation on our board of directors. In connection with the Nevada Reincorporation, the Nevada Corporation will opt out of certain Nevada statutes that may discourage unsolicited takeovers. Nevertheless, certain effects of the proposed Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “What Changes After Nevada Reincorporation?—Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws—Anti-Takeover Implications of the Nevada Reincorporation” below for additional information.

Aligning Our Domicile with Our Focus on the Long Term and Being a Mission-Driven Company. A draw to Nevada is the NRS expressly providing that a Nevada corporation’s directors or officers may consider the interests of various stakeholders—such as employees, and, particularly in our case, other participants in the advertising technology industry—beyond just those of stockholders when making business decisions. The NRS also expressly provides that the selection of a period for the achievement of corporate goals is the responsibility of the directors. Under Delaware law, on the other hand, there is no express statutory authority to consider such purposes, and fiduciary duties in most circumstances instead require directors to seek to maximize the value of the corporation for the benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation.

As a result, under Nevada law, our directors and officers may consider the interests of other constituents when evaluating our business strategy. We believe this flexibility will enable us to more readily pursue long-term value and sustainable practices as we have done repeatedly over the last several years, including with innovations like UID2 and OpenPath and transactions like Adbrain. Particularly as the competitive and regulatory landscape for the advertising technology industry shifts, we may face opportunities to make other long-term strategic decisions regarding our business. By accommodating a broader range of interests, the Nevada framework can help foster a more holistic governance model and potentially reduce distraction, short-term bias and missed opportunities that can arise from a sole focus on stockholder value.

Avoiding Unmeritorious and Costly Litigation Safeguards Company Resources and Limits Management Distraction

We believe the Nevada Reincorporation will result in less unmeritorious litigation against the corporation and our directors and officers, which in turn would better allow our directors and officers to focus on the business and save the Company the costs of such litigation. Though the DGCL was recently amended to, among other things, increase protections for officers of a corporation, we believe Nevada strikes a better balance between the benefits and costs of litigation to the Company and its stockholders than does Delaware because Nevada has a statute-focused approach to corporate law whereas Delaware’s approach depends upon judicial interpretation that lends itself to greater uncertainty.

The increasing frequency of claims and litigation in Delaware brought by financially-interested law firms against corporations and their directors and officers creates unnecessary distraction and costs for businesses, especially businesses in competitive and innovative industries. This risk is particularly acute for companies, such as ours, that have an executive with significant voting power. The absence of statutory bright-line standards in Delaware for transactions that may involve a controlling stockholder has encouraged law firms to test new theories of liability and broaden the definition of who is in control, what transactions should be deemed conflicted and how strict the standards should be for cleansing such transactions. The amount of time and money required to respond to and to defend these matters can be substantial for the Company. Indeed, over the last several years, our management spent countless hours and the Company incurred substantial costs in connection with Delaware-related litigation, including for the action that was dismissed by the Delaware Court of Chancery after the court determined the plaintiffs failed to state a viable claim. While the Company and defendants ultimately prevailed, the time and expense cannot be recouped.

Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. Nevada law permits a broader exclusion of individual liability of both officers and directors to a company and its stockholders, though the impact of this distinction is generally untested and unclear. Nevada law provides for an exclusion of damages as a result of any director’s or officer’s act or failure to act, unless the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company has been rebutted and it is proven that the director’s or officer’s act or failure to act constituted a breach of their fiduciary duties in that capacity and such breach involved intentional misconduct, fraud or a knowing violation of law. The Nevada Reincorporation will allow us to eliminate any liability of directors or officers for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. As discussed below, Nevada law also takes a different approach than Delaware with respect to stockholder inspection rights, which we believe may balance stockholder rights to accountability while mitigating the unmeritorious use of inspection rights.

Certain Risks Associated with the Nevada Reincorporation

Although our board of directors believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation under Nevada or the application of Nevada law to the internal affairs of the Company.

For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the board of directors and executive officers under Delaware and Nevada law, see “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

Extensive Delaware Case Law and Established Court System

The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets every year. The Delaware system has long been lauded for its expertise.

While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited. As a result, we and our stockholders would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, particularly on matters as to which Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination as a matter of first impression.

It is possible that familiarity with Delaware law and courts and the breadth and stability of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates. It is possible that this view regarding Delaware law may impact the behaviors of such third parties, which could have an adverse effect on our business. Our board of directors considered these possibilities with the assistance of Professor Solomon in reaching its determination.

Certain Differences Between Delaware and Nevada Law

Although our board of directors believes that the rights of stockholders under the DGCL and the NRS are substantially equivalent, at least on balance of the relevant considerations against one another and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law.” For instance, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles, bylaws and stock ledger, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights may not be available for stockholders of publicly traded companies. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.

Further, as discussed above, the NRS expressly provides that it does not prohibit directors or officers from considering, approving or taking an action that factors in stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under Delaware law, on the other hand, there is no express statutory authority to consider such purposes, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.

Our board of directors has identified a handful of other areas where the rule in Nevada differs in some respect from the rule in Delaware. These are generally procedural in nature. The most potentially important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both have prohibitions on business combinations with “interested” stockholders owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. As a Delaware Corporation with a classified board of directors, we have included in the Delaware Charter a limitation that our directors may only be removed for cause; we also require a two-thirds supermajority vote to remove one or more directors. Nevada, by contrast, does not make a distinction between removals for cause and removals without cause, but requires a two-thirds (or more) vote to remove directors. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the bought company in cash) and directors’ obligations: in such transactions, the NRS allows directors to take into account the interests of stakeholders other than stockholders. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to “just say no” to a potential transaction and take into account long-term interests of the corporation and its stockholders.

Transaction Costs and Litigation Risk

We will also incur certain non-recurring costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. As noted above, we may face legal challenges in connection with the Nevada Reincorporation, and we may also face additional media scrutiny. We believe a majority of these costs have already been incurred or will be incurred by the submission of the Nevada Reincorporation Proposal to stockholders regardless of whether the Nevada Reincorporation is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.

It is also possible that the Nevada Reincorporation, regardless of merit, results in additional litigation, with additional expense, distraction and time, or that it does not diminish the expenses, distraction and time the Company currently spends in litigious disputes. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

What Changes After Nevada Reincorporation?

The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws. Approval of this Proposal One will constitute approval of the Nevada Charter and Nevada Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Nevada Reincorporation. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix F and Appendix G, respectively, to this Proxy Statement.

Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws

The Nevada Charter and the Nevada Bylaws have been drafted with an intent to reflect the Delaware Charter and the Delaware Bylaws to the extent legally possible. Nonetheless, because of differences between the NRS and the DGCL, certain differences will be in effect. Certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws are summarized below.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability	The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction in which the director received an improper personal benefit.	The NRS, which the Nevada Charter follows, provides that directors and officers are not individually liable to the Company, its stockholders or creditors, except for breaches of such person’s fiduciary duties as a director or officer where such breach involved intentional misconduct, fraud or a knowing violation of law. Note that Nevada law, which covers both directors and officers, does not categorically exempt breaches of duty of loyalty from exculpation. Liability for improper payment of dividends is subject to the same exculpatory standard applicable to other liabilities.

Charter Regarding Indemnitee’s Right to Advanced Payment of Expenses	The Delaware Charter does not specify
whether an indemnitee’s right to
advanced payment of expenses related to
a proceeding is subject to the satisfaction
of any standard of conduct nor is it
conditioned upon any prior
determination that the indemnitee is
entitled to indemnification with respect
to the related	The Nevada Charter specifically
provides that an indemnitee’s right to
advance payment of expenses related to
a proceeding is not subject to the
satisfaction of any standard of conduct
and is not conditioned upon any prior
determination that the indemnitee is
entitled to indemnification with respect
to the related

Provision	Delaware	Nevada
	proceeding (or the absence of any prior determination to the contrary).	proceeding or the absence of any prior determination to the contrary.

Charter Regarding Forum Adjudication for Disputes	Under the Delaware Charter, the Delaware Court of Chancery is the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws, or (4) any action asserting a claim governed by the internal affairs doctrine.	Under the Nevada Charter, any state court located in the State of Nevada shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders or (3) any action asserting a claim pursuant to, or to interpret, apply, enforce or determine the validity of, any provision of the NRS, the Nevada Charter, the Nevada bylaws or any agreement entered into pursuant to NRS 78.365 to which we are a party or a stated beneficiary.

Bylaws Regarding Proxies	Under the DGCL, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.	The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years unless the proxy is deemed irrevocable pursuant to the applicable provisions of the NRS.

Anti-Takeover Implications of the Nevada Reincorporation

The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our board of directors to acquire control of the Company or obtain representation on our board of directors. Nevertheless, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our board of directors can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by our board of directors may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

Our board of directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, our board of directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our board of directors the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some additional features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; both the Delaware Charter and Nevada Charter allow our board of directors alone to fill any directorship vacancies. Notwithstanding these similarities, there are a number of differences between Nevada and Delaware law and between the governing documents of the Delaware Corporation and the Nevada Corporation which could have a bearing on unapproved takeover attempts. For example, the Delaware Charter allows the stockholders to remove the directors only with cause and by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, while the Nevada Charter allows the stockholders to remove a director by that same vote standard, without cause, consistent with the NRS. Nevada also has a statute regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of that statute in the Nevada Charter.

Our board of directors may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Proxy Statement, if warranted from time to time in the judgment of our board of directors.

Certain Differences in Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year, and each class would have a term of office of three years. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.

The Delaware Charter provides that our board of directors is classified into three classes. Similarly, the Nevada Charter provides for a classified board of directors that is classified into three classes.

Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors

Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds (2/3) of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The Delaware Charter provides that any director may only be removed for cause and only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. The Nevada Charter and the Nevada Bylaws, reflecting the NRS, require the same supermajority vote, but without a requirement that the removal be for cause.

Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, including

Delaware, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers unless otherwise waived.

Flexibility for Decisions, Including Takeovers

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers

The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. The NRS, like the DGCL, permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. Both the DGCL and the NRS permit limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute. However, under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law also does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Delaware Charter does not currently provide for exculpation of officers, whereas the Nevada Charter does.

Indemnification

The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless the party has been successful on the merits or otherwise in defense of the action, suit or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.

The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Charter and the Nevada Charter provide for indemnification to the fullest extent permitted by the respective laws.

Advancement of Expenses

Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, and may pay the expenses incurred by any employee or agent of the Company, in certain covered proceedings in advance of their final disposition; provided that, to the extent required by law, such payment of expenses in advance of the final disposition of such a proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise.

Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The Nevada Charter specifically provides that an indemnitee’s right to advanced payment of expenses related to a proceeding is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding or the absence of any prior determination to the contrary.

Director Compensation

The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors

Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.

Actions by Written Consent of Stockholders

Both the DGCL and NRS provide that, unless the certificate or articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit stockholder action by written consent, although the Delaware Bylaws and Nevada Bylaws provide the same procedural requirements with respect to stockholder action by written consent.

Dividends and Distributions

Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within the past three years did own, 15% or more of the voting power of the corporation’s outstanding voting stock.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board approves the business combination, and it is also approved at a stockholder meeting by at least two-thirds (66 2/3%) of the outstanding voting power of the voting stock not owned by the interested stockholder.

However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. The NRS imposes a moratorium of up to four years versus Delaware’s three-year moratorium on business combinations. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The two-year moratorium can be avoided by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. After the person becomes an interested stockholder, the combination must be approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL, nor will the Company opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combination provisions of the NRS must be contained in an amendment to the articles of incorporation of a Nevada corporation approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. The restrictions of NRS 78.411 to 78.444, inclusive, will not apply to combinations involving Mr. Green because he will first become an “interested stockholder” when the Company first becomes a Nevada corporation subject to that statute, and because the Board is approving the Nevada Reincorporation.

Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Charter, the Company opts out of these provisions.

Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Delaware Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Charter and Delaware Bylaws, a special meeting of stockholders may be called by the chairman of our board of directors, a majority of our whole board of directors, our Chief Executive Officer or our President (in the absence of a Chief Executive Officer). In addition, special meetings of stockholders shall be called by our Secretary upon a request made in accordance with the Delaware Bylaws by one or more stockholders of record who own, or who are acting on behalf of beneficial owners who own, in the aggregate, at least 20% of the outstanding shares of our common stock (as calculated in accordance with the Delaware Bylaws) on the record date determined pursuant to the Delaware Bylaws and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to such record date through the date of the conclusion of the special meeting so requested. The Nevada Charter and the Nevada Bylaws contain substantially similar provisions.

Annual Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that unless otherwise required by law, the Delaware Charter or the Delaware Bylaws, the holders of shares representing a majority of the voting power of the Company capital stock issued and outstanding and entitled to vote shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that directors are elected by a plurality of the votes cast. The Delaware Bylaws also provide that, except as otherwise required by the Delaware Charter, the Delaware Bylaws, the rules or regulations of any stock exchange applicable to the Company or applicable law or pursuant to any regulation applicable to the Company or its securities, all other elections and questions presented to the stockholders are decided by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain substantially similar quorum and voting provisions as the Delaware Bylaws.

Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer wrongdoing.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as the Company, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.

Franchise Tax Savings and Filing Fees

The Company’s current status as a Delaware corporation physically located in California requires the Company to comply with franchise tax obligations in both Delaware and California. For the most recent franchise tax period, the Company paid approximately $250,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual business license fee of $500.00 and the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $675.00.

The Company will continue to pay annual filing fees to qualify as a foreign jurisdiction in California, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.

What Doesn’t Change After Nevada Reincorporation?

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, following completion of the Nevada Reincorporation, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

No Change in Business, Jobs or Physical Location

The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation). We intend to maintain our corporate headquarters in California.

Our management, including all directors and officers, will remain the same in connection with the Nevada Reincorporation and will have the same positions with the Nevada Corporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.

Dual Class Capital Structure

The Delaware Charter provides that the dual class capital structure of our Delaware Corporation Common Stock will terminate on December 22, 2025 (the “Dual Class Sunset Date”). The Nevada Charter includes the same Dual Class Sunset Date. From time to time, our board of directors has considered, without making a decision, if the timing of the Dual Class Sunset Date is still in the best interest of our stockholders. Whether or not the Nevada Reincorporation is approved, our board of directors may still further evaluate the merits and timing of the Dual Class Sunset Date.

No Securities Act Consequences

We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Nevada Corporation Class A Common Stock would continue to be listed on The Nasdaq Global Market and traded under the symbol “TTD.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Nevada Corporation Class A Common Stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.

No Material Accounting Implications

Effecting the Nevada Reincorporation will not have any material accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock will automatically be converted into one share of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, and your stock certificates will represent the same number of shares of the Nevada Corporation as they represented of the Delaware Corporation.

Certain Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Nevada Reincorporation to holders of the shares of Delaware Corporation Class A Common Stock and Delaware Corporation Class B Common Stock, each of which share is converted into one outstanding share of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, in connection with the Nevada Reincorporation.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Proxy Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Delaware Corporation Common Stock that are U.S. holders (as defined below) and that hold their shares of common stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware Corporation Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S.

federal income tax purposes (and investors therein), holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes and persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of the Delaware Corporation Common Stock. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.

For purposes of this section, a “U.S. holder” is a beneficial owner of the Delaware Corporation Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of the Delaware Corporation Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding the Delaware Corporation Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Nevada Reincorporation.

HOLDERS OF THE DELAWARE CORPORATION COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE NEVADA REINCORPORATION, INCLUDING ANY APPLICABLE U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES.

Treatment of the Nevada Reincorporation

We intend the Nevada Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Nevada Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

•

No gain or loss will be recognized by, and no amount will be included in the income of, a holder of the Delaware Corporation Common Stock upon the conversion of such Delaware Corporation Common Stock into the Nevada Corporation Common Stock in connection with the Nevada Reincorporation;

•

The aggregate tax basis of the shares of the Nevada Corporation Common Stock received by a holder of shares of the Delaware Corporation Common Stock in connection with the Nevada Reincorporation will equal the aggregate tax basis of the shares of the Delaware Corporation Common Stock converted into such shares of the Nevada Corporation Common Stock; and

•

The holding period of the shares of the Nevada Corporation Common Stock received by a holder of the Delaware Corporation Common Stock in connection with the Nevada Reincorporation will include the holding period of the common stock converted into such shares of the Nevada Corporation Common Stock.

Stockholders that have acquired different blocks of the Delaware Corporation Common Stock at different times or at different prices, and whose blocks of such Delaware Corporation Common Stock are converted into shares of Nevada Corporation Common Stock in connection with the Nevada Reincorporation, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Nevada Corporation Common Stock.

Additional Information

Regulatory Matters

In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of Nevada and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law, arising from the Nevada Reincorporation.

Appraisal Rights

Holders of our Delaware Corporation Class A Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation described in this Proposal One.

If the Nevada Reincorporation is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock who (1) do not vote in favor of the approval of the Nevada Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Nevada Reincorporation under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of Delaware Corporation Class B Common Stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Delaware Corporation Class B Common Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders exercise their appraisal rights under Section 262. STOCKHOLDERS SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.

Under Section 262, if the Nevada Reincorporation is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock who (1) deliver a written demand for appraisal of such person’s shares of our Delaware Corporation Class B Common Stock to us prior to the vote on the approval of the Nevada Reincorporation; (2) do not vote, in person or by proxy, in favor of the proposal to approve the Nevada Reincorporation; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; and (4) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of our Delaware Corporation Class B Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the Nevada Corporation Class B Common Stock set forth in the Plan of Conversion, for the “fair value” of their shares of our Delaware Corporation Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Nevada Reincorporation to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below.

Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, where a proposed conversion is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Proxy Statement constitutes our notice to the holders of record and beneficial owners of our Delaware Corporation Class B Common Stock that appraisal rights are available in connection with the Nevada Reincorporation, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Nevada Reincorporation, any holder of record or beneficial owner of shares of our Delaware Corporation Class B Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the Nevada Corporation Class B Common Stock described in the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our Delaware Corporation Class B Common Stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.

Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our Delaware Corporation Class B Common Stock must do ALL of the following:

•	such person must not vote in favor of the proposal to approve the Nevada Reincorporation;

•	such person must deliver to us a written demand for appraisal before the vote on the Nevada Reincorporation at the Special Meeting; and

•

such person must continuously hold of record or beneficially own the shares of our Delaware Corporation Class B Common Stock from the date of making the demand through the Effective Time (a person will lose appraisal rights if the person transfers the shares before the Effective Time).

As described below, within 120 days after the Effective Time, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Delaware Corporation Class B Common Stock.

Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Nevada Reincorporation, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the approval of the Nevada Reincorporation or abstain.

Filing Written Demand

A person wishing to exercise appraisal rights must deliver to us, before the vote on the approval of the Nevada Reincorporation at the Special Meeting, a written demand for the appraisal of such person’s shares. In addition, that person must not vote or submit a proxy in favor of the approval of the Nevada Reincorporation. A vote in favor of the approval of the Nevada Reincorporation, in person at the Special Meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Nevada Reincorporation, and it will constitute a waiver of such person’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the approval of the Nevada Reincorporation or abstain from voting on the approval of the Nevada Reincorporation. Neither voting against the approval of the Nevada Reincorporation nor abstaining from voting or failing to vote on the proposal to approve the Nevada Reincorporation will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the approval of the Nevada Reincorporation. A proxy or vote against the approval of the Nevada Reincorporation will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the approval of the Nevada Reincorporation at the Special Meeting will constitute a waiver of appraisal rights.

In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Delaware Corporation Class B Common Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

The Trade Desk, Inc.

42 N. Chestnut Street

Ventura, California 93001

Attention: Corporate Secretary

At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Plan of Conversion, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the applicable Nevada Corporation Class B Common Stock within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the value of the Nevada Corporation Class B Common Stock being offered pursuant to the Plan of Conversion.

Notice by the Converted Corporation

If the Nevada Reincorporation is completed, within ten days after the Effective Time, the converted corporation will notify each stockholder (including any beneficial owner) who has submitted a demand for appraisal in accordance with Section 262, and who has not voted in favor of the approval of the Nevada Reincorporation, that the Nevada Reincorporation has become effective and the effective date thereof.

Filing a Petition for Appraisal

Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Delaware Corporation Class B Common Stock. Accordingly, any persons who desire to have their shares of Delaware Corporation Class B Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our Delaware Corporation Class B Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.

Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval of the Nevada Reincorporation and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within ten days after receipt by the converted corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by any person other than the converted corporation, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the converted corporation.

After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

Determination of Fair Value

After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our Delaware Corporation Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the value of the Nevada Corporation Class B Common Stock they would receive pursuant to the Nevada Reincorporation if they did not seek appraisal of their shares. ALTHOUGH WE BELIEVE THAT THE VALUE OF THE NEVADA CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE NEVADA CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION. We do not anticipate offering more than the applicable shares of Nevada Corporation Class B Common Stock in connection with the Nevada Reincorporation to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our Delaware Corporation Class B Common Stock is less than the value of the Nevada Corporation Class B Common Stock to be issued in connection with the Reincorporation. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.

The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.

If any person who demands appraisal of shares of our Delaware Corporation Class B Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our Delaware Corporation Class B Common Stock will be deemed to have been converted at the Effective Time into the right to receive shares of Nevada Corporation Class B Common Stock in connection with the Nevada Reincorporation. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time or if the person delivers to the converted corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the applicable shares of Nevada Corporation Class B Common Stock in connection with the Nevada Reincorporation in accordance with Section 262.

From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our Delaware Corporation Class B Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).

Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

As of September 26, 2024, we had 14 holders of record of our Delaware Corporation Class B Common Stock and 43,918,900 shares of our Delaware Corporation Class B Common Stock outstanding.

Legal Proceedings

On May 27, 2022, a stockholder filed a derivative lawsuit captioned Huizenga v. Green, C.A. No. 2022-0461-PAF, asserting claims on our behalf against certain members of our board of directors in the Delaware Court of Chancery. On June 27, 2022, a second derivative lawsuit captioned Pfeiffer v. Green, C.A. No. 2022-0560-PAF, was filed in the Delaware Court of Chancery alleging substantially similar claims. Those lawsuits were consolidated on August 18, 2022, and a lead plaintiff was appointed on October 7, 2022. The two complaints allege generally that the defendants breached their fiduciary duties to us and our stockholders in connection with the negotiation and approval the CEO Performance Option. The plaintiffs seek a court order rescinding the CEO Performance Option and monetary damages. On November 10, 2022, the plaintiffs filed a consolidated complaint, and on January 12, 2023, the defendants and the Company moved to dismiss the consolidated complaint. On March 24, 2023, plaintiffs filed an opposition to the motions to dismiss. Defendants and the Company filed replies in support of the motions to dismiss on May 19, 2023. The court heard oral argument on the motions on April 3, 2024. A decision remains pending. The Company does not believe that the Nevada Reincorporation, if approved, will impact the plaintiffs’ ability to pursue the derivative claims alleged in the consolidated complaint. Nor do the defendants or the Company intend to take the position that the Nevada Reincorporation, if approved, extinguishes the plaintiffs’ ability to pursue such claims in the Delaware Court of Chancery.

Interest of Certain Persons

Our board of directors believes that the corporate laws of the state of Delaware and the state of Nevada are substantially equivalent as to the rights of stockholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, the board of directors considered if reincorporation to Nevada would convey any non-ratable benefits on any of the Company’s directors or officers and did not identify any such non-ratable benefits. However, others may allege, and stockholders should be aware in voting on the Nevada Reincorporation Proposal, that our directors and executive officers may be considered to have interests in the Nevada Reincorporation that are different from, or in addition to, the interests of the stockholders generally. Our board of directors has considered these potential interests, among other matters, in reaching the decision to approve the Nevada Reincorporation and to recommend that our stockholders vote in favor of this proposal.

Vote Required

Assuming a quorum is present, Proposal One will be approved if a majority of the voting power of our outstanding shares of stock entitled to vote thereon is voted for Proposal One (i.e., for the approval of the Nevada Reincorporation and the adoption of the Nevada Reincorporation Resolution). Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE NEVADA REINCORPORATION AND THE ADOPTION OF THE NEVADA REINCORPORATION RESOLUTION.

PROPOSAL TWO:

APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL ONE

The Trade Desk is asking its stockholders to approve a proposal for one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if we have not obtained sufficient affirmative stockholder votes to approve the other proposal to be considered at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional proxies. If, at the Special Meeting, the number of shares present in person or by proxy and voting in favor of Proposal One is not sufficient to approve the proposal, then we may move to adjourn the Special Meeting in order to enable our directors, officers and employees to solicit additional proxies for the adoption of the proposal. In that event, we will ask our stockholders to vote only upon Proposal Two, and not the other proposal.

Proposal Two relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to approve the proposals to be considered at the meeting. The Trade Desk retains full authority to the extent set forth in the amended and restated certificate of incorporation and amended and restated bylaws, each as currently in effect, to adjourn the Special Meeting for any other purpose, or to postpone the Special Meeting before it is convened, without the consent of any stockholder.

Vote Required

Assuming a quorum is present, Proposal Two will be approved if the affirmative vote of a majority of the votes cast at the Special Meeting is obtained (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes, if any, will not affect the outcome of the vote.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL ONE.

OWNERSHIP OF THE TRADE DESK, INC. COMMON STOCK

The following table sets forth information with respect to the beneficial ownership of our common stock as of September 26, 2024, for:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power over that security, including options that are currently exercisable or exercisable within sixty (60) days of September 26, 2024 and restricted stock units that vest within sixty (60) days of September 26, 2024. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 449,333,118 shares of Class A common stock and 43,918,900 shares of Class B common stock outstanding as of September 26, 2024. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within sixty (60) days of September 26, 2024 and restricted stock units that vest within sixty (60) days of September 26, 2024, to be outstanding and to be beneficially owned by the person holding the stock option or restricted stock units for the purpose of computing the percentage ownership of that person. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o The Trade Desk, Inc., 42 N. Chestnut Street, Ventura, California 93001.

	Shares Beneficially Owned				% of Total Voting Power(1)
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%
5% Stockholders:
The Vanguard Group, Inc.(2)	41,738,359	9.3	—	—	4.7
Baillie Gifford & Co.(3)	40,984,017	9.1	—	—	4.6
BlackRock, Inc.(4)	23,559,275	5.2	—	—	2.7
Executives and Directors:
Jeff T. Green(5)	3,341,936	*	42,882,150	97.6	48.5
Laura Schenkein(6)	970,755	*	—	—	*
Blake J. Grayson(7)	1,936	*	—	—	*
Jay R. Grant(8)	226,373	*	—	—	*
David R. Pickles(9)	366,531	*	1,000,000	2.3	1.2
Lise J. Buyer (10)	143,300	*	—	—	*
Andrea L. Cunningham(11)	15,288	*	—	—	*
Kathryn E. Falberg(12)	146,910	*	—	—	*
Samantha Jacobson(13)	80,019	*	—	—	*
Gokul Rajaram(14)	29,991	*	—	—	*
David B. Wells(15)	95,623	*	—	—	*
All current executive officers and directors as a group (9 persons)(16)	5,050,195	1.1	42,882,150	97.6	48.7

*	Less than 1%.
(1)

Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Holders of Class B common stock are entitled to ten votes per share, and holders of Class A common stock are entitled to one vote per share.

(2)

Based solely on information reported by The Vanguard Group, Inc. on Schedule 13G/A filed with the SEC on February 13, 2024, consists of 41,738,359 shares of Class A common stock beneficially owned, with shared voting power over 341,291 shares, sole dispositive power over 40,711,766 shares and shared dispositive power over 1,026,593 shares. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)

Based solely on information reported by Baillie Gifford & Co. on Schedule 13G/A filed with the SEC on January 26, 2024, consists of 40,984,017 shares of Class A common stock beneficially owned, with sole voting power over 29,863,535 shares and sole dispositive power over 40,984,017 shares. The address for Baillie Gifford & Co. is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, United Kingdom.

(4)

Based solely on information reported by BlackRock, Inc. on Schedule 13G filed with the SEC on January 31, 2024, consists of 23,559,275 shares of Class A common stock beneficially owned, with sole voting power over 21,060,258 shares and sole dispositive power over 23,559,275 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(5)

Consists of (a) 146,501 shares of Class A common stock held by Jeff T. Green, (b) 207,330 shares of Class A common stock and 30,215,480 shares of Class B common stock held by Jeff T. Green, trustee of the Jeff Green Trust, (c) 825,216 shares of Class A common stock held by the Jeff T. Green Family Foundation with respect to which Mr. Green has investment and voting control, (d) 12,666,670 shares of Class B common stock held by various family trusts over which Mr. Green exercises investment and voting control; as a result, Mr. Green may be deemed to beneficially own such securities but disclaims such ownership except to the extent of his pecuniary interest therein, and (e) 2,162,889 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of September 26, 2024.

(6)

Consists of (a) 649,917 shares of Class A common stock held by Laura Schenkein, (b) 315,799 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of September 26, 2024, and (c) 5,039 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within sixty (60) days of September 26, 2024.

(7)	Consists of 1,936 shares of Class A common stock held by Blake J. Grayson. Mr. Grayson voluntarily separated from the Company on May 31, 2023.
(8)

Consists of (a) 179,590 shares of Class A common stock held by Jay R. Grant and (b) 46,783 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of September 26, 2024.

(9)

Consists of (a) 366,531 shares of Class A common stock and (b) 1,000,000 shares of Class B common stock held by David R. Pickles. Mr. Pickles retired from his position as Chief Technology Officer on September 30, 2023 and transitioned to a senior advisory role effective October 1, 2023.

(10)

Consists of (a) 49,741 shares of Class A common stock held by Lise J. Buyer, (b) 52,913 shares of Class A common stock held by a trust for which Ms. Buyer is a trustee, and (c) 40,646 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of September 26, 2024.

(11)

Consists of (a) 3,292 shares of Class A common stock held by Andrea L. Cunningham, (b) 11,884 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of September 26, 2024, and (c) 112 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within sixty (60) days of September 26, 2024.

(12)

Consists of (a) 32,150 shares of Class A common stock held by Kathryn E. Falberg, (b) 64,760 shares of Class A common stock held by a trust for which Ms. Falberg is a trustee, and (c) 50,000 shares of Class A common stock held by a family trust for which Ms. Falberg is a co-trustee.

(13)

Consists of (a) 58,287 shares of Class A common stock held by Samantha Jacobson, (b) 16,822 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of September 26, 2024, and (c) 4,910 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within sixty (60) days of September 26, 2024.
(14)	Consists of 29,991 shares of Class A common stock held by Gokul Rajaram.
(15)

Consists of (a) 60,585 shares of Class A common stock held by David B. Wells, (b) 6,400 shares of Class A common stock held by a trust for which Mr. Wells is a co-trustee, and (c) 28,638 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of September 26, 2024.

(16)

Consists of (a) 2,416,673 shares of Class A common stock, (b) 42,882,150 shares of Class B common stock, (c) 2,623,461 shares of Class A common stock issuable pursuant to options currently exercisable or exercisable within sixty (60) days of September 26, 2024, and (d) 10,061 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within sixty (60) days of September 26, 2024.

ADDITIONAL INFORMATION

Other Matters

We know of no other matters to be submitted at the Special Meeting of stockholders. If any other matters properly come before the Special Meeting of stockholders, it is the intention of the proxy holders to vote the shares they represent as the board of directors may recommend.

THE BOARD OF DIRECTORS

/s/ JEFF T. GREEN
JEFF T. GREEN Chairman and Chief Executive Officer

Dated: October 3, 2024

APPENDIX A

Reincorporation Resolutions

Reincorporation of the Company to the State of Nevada by Conversion

WHEREAS, as part of their ongoing oversight, direction and management of the business of The Trade Desk, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) and management have thoroughly discussed, at several Board meetings, the issue of the Company’s jurisdiction of incorporation;

WHEREAS, after considering other jurisdictions of incorporation, the Board decided to focus on Delaware and Nevada and evaluate reincorporating the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”);

WHEREAS, the Board evaluated a number of factors in reaching a decision regarding the Company’s jurisdiction of incorporation, including possible negative impacts from a potential reincorporation, meaningful differences in corporate law between Delaware and Nevada and implications to the Company’s stockholders for economic, governance and litigation rights, as well as the other factors and considerations reflected in the draft management proposal (the “Nevada Reincorporation Proposal”) attached hereto as Exhibit B to be included in the Company’s proxy statement for a special meeting of stockholders to approve the Nevada Reincorporation (including any adjournments or postponements thereof, the “Special Meeting”);

WHEREAS, through the adoption of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) as well as by the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms included as Exhibit C and Exhibit D, respectively;

WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation Proposal and the Nevada Reincorporation (including the Plan of Conversion and Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation at the Special Meeting, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;

WHEREAS, at the Effective Time, (i) each share of Class A Common Stock, par value $0.000001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A Common Stock, par value $0.000001 per share, of the Converted Corporation; and (ii) each share of Class B Common Stock, par value $0.000001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B Common Stock, par value $0.000001 per share, of the Converted Corporation; and

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders for the Company to reincorporate to Nevada by conversion.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby unanimously determines that the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents;

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted;

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, from and after the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, having the same director classes and the same terms as follows, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal:

Jeff T. Green	Class I
Andrea L. Cunningham	Class I*
Samantha Jacobson	Class II
Gokul Rajaram	Class II
Lise J. Buyer	Class III
Kathryn E. Falberg	Class III
David B. Wells	Class III

*	Ms. Cunningham’s seat is the Class A Director Seat (as defined in the Nevada Charter).

RESOLVED FURTHER, that the initial term of office of the Class III directors shall expire at the Converted Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class I directors shall expire at the Converted Corporation’s second annual meeting of stockholders following the Effective Time, the initial term of office of the Class II directors shall expire at the Converted Corporation’s third annual meeting of stockholders following the Effective Time, and at each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election;

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, from and after the Effective Time, Jeff T. Green shall continue to serve as the Chairman of the board of directors of the Converted Corporation and Lise J. Buyer shall continue to serve as Lead Independent Director of the board of directors of the Converted Corporation, in each case until a successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal;

RESOLVED FURTHER, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority of the Board as of immediately prior to the Effective Time, and the members of each committee of the Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the board of directors of the Converted Corporation, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal;

RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company at the Special Meeting;

RESOLVED FURTHER, that the Board hereby unanimously recommends a vote “FOR” the Nevada Reincorporation Proposal, including, without limitation, the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents), and that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions at the Special Meeting;

RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation Proposal at the Special Meeting, including, without limitation, the approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, at the Special Meeting, each of Jeff Green, Laura Schenkein, and Jay Grant (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion, (b) the execution and filing of the Articles of Conversion (including the Plan of Conversion and the Nevada Charter); (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to the Nasdaq Stock Market LLC or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Reincorporation;

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company at the Special Meeting of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company;

RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent the respective shares of Class A Common Stock and Class B Common Stock, respectively, of the Converted Corporation into which the shares represented by such certificates are converted pursuant to the Plan of Conversion; and

RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Class A Common Stock or Class B Common Stock of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

APPENDIX B

PLAN OF CONVERSION

OF

THE TRADE DESK, INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of September 20, 2024 to convert The Trade Desk, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “The Trade Desk, Inc.” (the “Converted Entity”).

1. Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).

2. Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be The Trade Desk, Inc.

3. The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Section 92A.195 of the NRS and Section 266 of the DGCL.

4. Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion. The Conversion shall become effective at the time designated in the Articles of Conversion and Certificate of Conversion as the effective time of the Conversion (the “Effective Time”).

5. Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.

6. Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors of the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; (ii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Board of Directors of the Converted Entity, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; and (iii) the officers of the Converted Entity shall be the same officers of the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

7. Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Converting Entity, the Converted Entity or any other person, (i) each share of Class A Common Stock, par value $0.000001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A Common Stock, par value $0.000001 per share, of the Converted Entity; and (ii) each share of Class B Common Stock, par value $0.000001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B Common Stock, par value $0.000001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock and Class B Common Stock, respectively, of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

8. Effect on Other Securities of Converting Entity. At the Effective Time, all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the Class A Common Stock or Class B Common Stock of the Converting Entity (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of the Class A Common Stock or Class B Common Stock, as applicable, of the Converted Entity as the holder of such Convertible Security would have been entitled to receive had such holder exercised or converted such Convertible Security in full immediately prior to the Effective Time (not taking into account whether such Convertible Security was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions.

9. Conditions Precedent. Completion of the Conversion is subject to the following conditions:

(a) the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote of a majority of the aggregate voting power of the shares of the Class A Common Stock and Class B Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class; and

(b) other than the filing of the Articles of Conversion and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Board of Directors, and any determination by the Board of Directors prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.

10. Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).

11. Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

12. Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors, such action would be in the best interests of the Converting Entity. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

The Trade Desk, Inc.

By:	/s/ Jeff T. Green
Name: Jeff T. Green
Title: Chief Executive Officer

APPENDIX C

ARTICLES OF INCORPORATION

OF

THE TRADE DESK, INC.

ARTICLE I

The name of this corporation is The Trade Desk, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Nevada is 112 North Curry Street, Carson City, Nevada 89703, and the name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes, as the same exists or may hereafter be amended (the “NRS”).

ARTICLE IV

A. Classes of Stock. The Corporation is authorized to issue shares of capital stock designated, respectively, “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation is authorized to issue is 1,195,000,000 shares, consisting of: 1,000,000,000 shares of Class A Common Stock, par value $0.000001 per share (the “Class A Common Stock”), 95,000,000 shares of Class B Common Stock, par value $0.000001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) and 100,000,000 shares of Preferred Stock, par value $0.000001 per share (the “Preferred Stock”).

B. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Nevada, to provide out of the unissued shares of Preferred Stock for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate of designation pursuant to the applicable law of the State of Nevada (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the voting powers, full or limited, or no voting powers and the designation, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. To the extent permitted by Nevada law, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, unless a vote of any holders of Preferred Stock is required pursuant to the terms of these Articles of Incorporation (as amended from time to time, the “Articles of Incorporation”) (including any Preferred Stock Designation).

C. Common Stock. The relative powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed on the shares of the Class A Common Stock and Class B Common Stock are as follows:

1. Voting Rights.

(a) General Right to Vote Together; Exception. Except as otherwise expressly provided herein or required by Nevada law, the holders of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders; provided, however, that to the extent permitted by Nevada law, the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor.

Notwithstanding anything to the contrary set forth herein, except as otherwise required by law, the holders of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Preferred Stock Designation).

(b) Votes Per Share. Except as otherwise expressly provided herein or as required by Nevada law, on any matter that is submitted to a vote of the stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share, and each holder of Class B Common Stock shall be entitled to ten (10) votes for each such share.

2. Identical Rights. Except as otherwise expressly provided herein or as required by Nevada law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a) Dividends and Distributions. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to the declaration and payment or distribution of any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that, subject to Section C.3(f) of this Article IV, in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be), and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire such stock, as the case may be), with holders of Class A Common Stock and Class B Common Stock receiving an identical number of shares of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock, as the case may be) and, in such case, no approval of the holders of Class A Common Stock and Class B Common Stock voting separately as a class pursuant to this Section 2(a) shall be required.

(b) Subdivision, Combination or Reclassification. If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class shall be proportionately subdivided, combined or reclassified concurrently therewith in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the effective date for such subdivision, combination or reclassification, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

(c) Equal Treatment in a Change of Control Transaction or Merger or Consolidation. In connection with any Change of Control Transaction, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class. Any merger or consolidation of the Corporation with or into any other entity, or any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, in each case which is not a Change of Control Transaction, shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having substantially identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.

3. Conversion of Class B Common Stock.

(a) Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) share of Class A Common Stock at the option of the holder thereof at any time. Each holder of Class B Common Stock who elects to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Corporation or any transfer agent for the Class A Common Stock or Class B Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted and the name or names in which the certificate or certificates representing the shares of Class A Common Stock issued upon such conversion are to be issued or the name or names in which such shares are to be registered in book-entry form. Thereupon the Corporation shall (1) if such shares are certificated, promptly issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled upon such conversion or (2) if such shares are uncertificated, register such shares in book-entry form. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of, if such shares are certificated, such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted or, if such shares are uncertificated, then upon the written notice of such holder’s election to convert by this Section 3(a). The person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

(b) Automatic Conversion. Each one (1) share of Class B Common Stock shall automatically, without any further action on the part of the Corporation or the holder thereof, convert into one (1) share of Class A Common Stock upon a Transfer of such share of Class B Common Stock; provided that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (i) through (vii) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:

(i) a trust for the benefit of such Class B Stockholder or persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(ii) a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of § 2702(b)(1) of the Internal Revenue Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iii) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iv) a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(v) a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(vi) a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock. Any certificate representing shares of Class B Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Section 3(b); or

(vii) if such Class B Stockholder is a trust, the grantor of such shares of Class B Common Stock; provided that such grantor has retained sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust.

(c) Final Conversion of Class B Common Stock. On the Final Conversion Date, each one (1) issued share of Class B Common Stock shall automatically, without any further action by the holder thereof or the Corporation, convert into one (1) share of Class A Common Stock. Following such conversion, the reissuance of all shares of Class B Common Stock shall be prohibited, and such shares shall be retired and cancelled in accordance with NRS 78.1955 and the filing of the certificate with the Secretary of State of the State of Nevada required thereby, and upon the effectiveness of such certificate, the certificate shall have the effect of eliminating all references to the Class B Common Stock in these Articles of Incorporation. Upon conversion of Class B Common Stock into Class A Common Stock on the Final Conversion Date, all rights of holders of shares of Class B Common Stock shall cease and (a) if such shares are certificated, the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued or (b) if such shares are not certificated, the person registered as the owner of such shares in book-entry form shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

(d) Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure in accordance with the provisions of these Articles of Incorporation, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Board of Directors of the Corporation that a Transfer has resulted or will result in a conversion of the Class B Common Stock to Class A Common Stock shall be conclusive and binding.

(e) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 3, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares occurred or, in the case of Section C.3(c) hereof, upon the Final Conversion Date.

(f) Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary set forth herein, if the date on which any share of Class B Common Stock is converted into Class A Common Stock occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any Distribution to be paid to on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such Distribution on such payment date; provided, however, that notwithstanding any other provision of these Articles of Incorporation, to the extent that any such Distribution is payable in shares of Class B Common Stock (or Rights to acquire such stock), such Distribution shall, to the fullest extent permitted by Nevada law, be deemed to have been declared, and shall be payable in, shares of Class A Common Stock (or Rights to acquire such stock) and no shares of Class B Common Stock (or Rights to acquire such stock) shall be issued in payment thereof.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

D. No Further Issuances. Except for the issuance of Class B Common Stock issuable upon exercise of Rights outstanding at the Effective Time, the reclassification of shares of Class B Common Stock into a greater or lesser number of shares of Class B Common Stock or as a dividend payable in accordance with Article IV, Section C.2(a), the Corporation shall not at any time after the Effective Time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock.

ARTICLE V

The following terms, where capitalized in these Articles of Incorporation, shall have the meanings ascribed to them in this Article V:

“Change of Control Transaction” means (i) the sale, lease, exchange or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such merger, consolidation, business combination or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; or (iii) the recapitalization, liquidation, dissolution or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction.

“Class B Stockholder” means (i) the registered holder of a share of Class B Common Stock at the Effective Time and (ii) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time.

“Distribution” means (i) any dividend or distribution of cash, property or shares of the Corporation’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Effective Time” means [ ● ] p.m. Pacific Time on [ ● ], 2024.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the earliest of: (i) December 22, 2025; (ii) such date and time as determined by the Board of Directors following the first date on which Jeff Green is none of the following: (a) chief executive officer of the Corporation, (b) president of the Corporation or (c) chairman of the Board of Directors; and (iii) a date specified by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Class B Common Stock in the notice required by Section C.3(a) of Article IV.

“Rights” means any option, warrant, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be either the New York Stock Exchange or NASDAQ Global Market (or similar national quotation system of the NASDAQ Stock Market) (“NASDAQ”) or any successor exchange of either the New York Stock Exchange or NASDAQ.

“SEC” means the Securities and Exchange Commission.

“Trading Day” means any day on which the Securities Exchange is open for trading.

“Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”: (a) the grant of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders; (b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; or (c) the fact that, as of the Effective Time or at any time after the Effective Time, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

ARTICLE VI

A. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of authorized directors constituting the Board of Directors (the “Whole Board”) shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B. Classified Board. The directors (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of these Articles of Incorporation (the “Preferred Stock Directors”)) shall be and are divided into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). Each class shall consist, as nearly as may be possible, of one third of the Whole Board. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board. The initial term of office of the Class III directors shall expire at the Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class I directors shall expire at the Corporation’s second annual meeting of stockholders following the Effective Time, and the initial term of office of the Class II directors shall expire at the Corporation’s third annual meeting of stockholders following the Effective Time. At each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors) in each class shall be apportioned as nearly equal as possible.

C. Term; Removal. Each director shall hold office until the annual meeting of stockholders at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Except for Preferred Stock Directors, directors may be removed only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

D. Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock to elect directors, any vacancy occurring in the Board of Directors, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

E. Class A Directors. Notwithstanding anything to the contrary set forth herein, until the Final Conversion Date (or, if earlier, the date that no shares of Class B Common Stock remain issued and outstanding), the holders of Class A Common Stock, voting as a separate class, shall have the right to elect two directors to the Classified Board; provided that if the Whole Board consists of eight or fewer directors, then the holders of Class A Common Stock, voting as a separate class, shall have the right to elect one director to the Classified Board. Any seat filled by any director contemplated by the previous sentence is referred to as a “Class A Director Seat.” A director serving in a Class A Director Seat shall be assigned to such class as the Board shall determine from time to time. Any vacancy or newly created directorship occurring for any reason in a Class A Director Seat shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs. All Class A Director Seats shall be eliminated on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), and any director then serving in a Class A Director Seat shall hold office until the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal pursuant to Section C of this Article VI.

ARTICLE VII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise expressly delegated by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board, the Board of Directors shall have the exclusive power and authority to appoint and remove officers of the Corporation.

B. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

C. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred upon it by Nevada law, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by Nevada law or by these Articles of Incorporation (including any Preferred Stock Designation in respect of one or more series of Preferred Stock), the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D. Special Meetings. Special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairman of the Board of Directors (or in the event of co-chairmen, either co-chairman); (iii) the chief executive officer of the Corporation; or (iv) the president of the Corporation (in the event there is no chief executive officer of the Corporation). In addition, special meetings of the stockholders of the Corporation shall be called by the Secretary of the Corporation upon a request made in accordance with the Bylaws of the Corporation by one or more stockholders of record who own, or who are acting on behalf of beneficial owners who own, in the aggregate, at least 20% of the outstanding shares of Common Stock (as calculated in accordance with the Bylaws of the Corporation) on the record date determined pursuant to the Bylaws of the Corporation and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to such record date through the date of the conclusion of the special meeting so requested. Other than as provided in this Section D of this Article VII, special meetings of the stockholders of the Corporation may not be called by any other person or persons.

E. Stockholder Action by Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (i) are signed by holders of record on the record date, as determined in accordance with the Bylaws of the Corporation, of outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) delivered to the Corporation at its registered office in the State of Nevada, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded.

F. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

G. Advance Notice of Stockholder Nominations. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

A. Director and Officer Exculpation. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by Nevada law. If NRS 78.138 or any other law of the State of Nevada is hereafter amended to further eliminate or limit, or authorize corporate action further eliminating or limiting, the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the law of the State of Nevada as so amended, automatically and without further action, upon the date of such amendment.

B. Indemnification.

The Corporation, to the fullest extent permitted by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving as a director, officer, employee or agent at any other enterprise at the request of the Corporation or any predecessor to the Corporation.

The Corporation, to the fullest extent permitted by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), may indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

C. Vested Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption by amendment of these Articles of Incorporation of any provision inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise) prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, any state court located in the State of Nevada (the “Nevada Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any Internal Action (as defined in NRS 78.046(4)(c) or any successor statute). If any action, the subject matter of which is within the scope of the immediately preceding sentence, is filed in a court other than the courts in the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts in the State of Nevada in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Notwithstanding the foregoing, the Nevada Court shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Nevada Court determines that there is an indispensable party not subject to the jurisdiction of the Nevada Court (and the indispensable party does not consent to the personal jurisdiction of the Nevada Court within ten (10) days following such determination) or (B) any action arising under the Securities Act of 1933, as amended (the “Securities Act”). Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act, including all causes of action asserted against any defendant to such complaint.

To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article IX. This provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Furthermore, notwithstanding the foregoing, the provisions of this Article IX will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (x) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (y) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE X

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision of these Articles of Incorporation inconsistent with, ARTICLE VI, ARTICLE VII, ARTICLE VIII, ARTICLE IX or this ARTICLE X of these Articles of Incorporation.

ARTICLE XI

Notwithstanding any other provision in these Articles of Incorporation to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

APPENDIX D

BYLAWS

OF

THE TRADE DESK, INC.

(as of [ ● ], 2024)

ARTICLE I. CORPORATE OFFICES

1.1	REGISTERED OFFICE	D-3
1.2	OTHER OFFICES	D-3

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS	D-3
2.2	ANNUAL MEETING	D-3
2.3	SPECIAL MEETING	D-3
2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING	D-5
2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS	D-10
2.6	NOTICE OF STOCKHOLDERS’ MEETINGS	D-14
2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE	D-14
2.8	QUORUM	D-14
2.9	ADJOURNED MEETING; NOTICE	D-14
2.10	CONDUCT OF BUSINESS	D-15
2.11	VOTING	D-15
2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	D-15
2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS	D-16
2.14	PROXIES	D-16
2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE	D-17
2.16	INSPECTORS OF ELECTION	D-17

ARTICLE III. DIRECTORS

3.1	POWERS	D-18
3.2	NUMBER OF DIRECTORS	D-18
3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	D-18
3.4	RESIGNATION AND VACANCIES	D-18
3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE	D-18
3.6	REGULAR MEETINGS	D-19
3.7	SPECIAL MEETINGS; NOTICE	D-19
3.8	QUORUM	D-19
3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	D-19
3.10	FEES AND COMPENSATION OF DIRECTORS	D-20
3.11	REMOVAL OF DIRECTORS	D-20

ARTICLE IV. COMMITTEES

4.1	COMMITTEES OF DIRECTORS	D-20
4.2	COMMITTEE MINUTES	D-20
4.3	MEETINGS AND ACTION OF COMMITTEES	D-20

ARTICLE V. OFFICERS

5.1	OFFICERS	D-21
5.2	APPOINTMENT OF OFFICERS	D-21

5.3	SUBORDINATE OFFICERS	D-21
5.4	REMOVAL AND RESIGNATION OF OFFICERS	D-21
5.5	VACANCIES IN OFFICES	D-22
5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS	D-22
5.7	AUTHORITY AND DUTIES OF OFFICERS	D-22

ARTICLE VI. RECORDS AND REPORTS

6.1	MAINTENANCE OF RECORDS	D-22

ARTICLE VII. GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	D-22
7.2	STOCK CERTIFICATES	D-22
7.3	SPECIAL DESIGNATION ON CERTIFICATES	D-23
7.4	LOST CERTIFICATES	D-23
7.5	CONSTRUCTION; DEFINITIONS	D-23
7.6	DIVIDENDS	D-23
7.7	FISCAL YEAR	D-23
7.8	SEAL	D-24
7.9	TRANSFER OF STOCK	D-24
7.10	STOCK TRANSFER AGREEMENTS	D-24
7.11	STOCKHOLDERS OF RECORD	D-24
7.12	WAIVER OF NOTICE	D-24

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION	D-24
8.2	DEFINITION OF ELECTRONIC TRANSMISSION	D-25

ARTICLE IX. INDEMNIFICATION

9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS	D-25
9.2	INDEMNIFICATION AGAINST EXPENSES	D-26
9.3	INDEMNIFICATION OF EMPLOYEES AND OTHER PERSONS	D-26
9.4	INSURANCE	D-26
9.5	NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS	D-26
9.6	AMENDMENT	D-26

ARTICLE X. AMENDMENTS

ARTICLE XI. FORUM SELECTION

BYLAWS

OF

THE TRADE DESK, INC.

ARTICLE I. CORPORATE OFFICES

1.1	REGISTERED OFFICE

The registered office of The Trade Desk, Inc. (the “Corporation”) shall be fixed in the Corporation’s articles of incorporation, as the same may be amended and/or restated from time to time (the “articles of incorporation”).

The Corporation’s board of directors (the “Board”) may any time change the Corporation’s registered agent or office by making the appropriate filing with the Nevada Secretary of State.

1.2	OTHER OFFICES

The Board may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Nevada Revised Statues (as amended from time to time, “NRS”) 78.320(4) and any other applicable part of Title 7 of the NRS, or any successor provisions thereto. In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2	ANNUAL MEETING

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.

2.3	SPECIAL MEETING

(i) A special meeting of the stockholders of the Corporation may be called at any time only by (a) the Board pursuant to a resolution adopted by a majority of the Whole Board; (b) the chairman of the Board (or in the event of co-chairmen, either co-chairman); (c) the chief executive officer; or (d) the president (in the absence of a chief executive officer). In addition, special meetings of the stockholders of the Corporation shall be called by the secretary of the Corporation upon a request made in accordance with this Section 2.3 by one or more persons who own, in the aggregate, at least 20% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock on the Ownership Record Date (as defined below) and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to the Ownership Record Date through the date of the conclusion of the special meeting so requested (a meeting called in accordance with this sentence, a “Stockholder Requested Meeting”). Other than as provided in this Section 2.3(i), special meetings of the stockholders of the Corporation may not be called by any other person or persons. For purposes of these bylaws, “Whole Board” shall mean the total number of authorized directors constituting the Board whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

(ii) For purposes of Section 2.3(i):

(a) A person is deemed to “own” only those outstanding shares of capital stock of the Corporation as to which such person holds the title directly or that such person is deemed to own by virtue of title being held by a nominee, custodian or other agent of such person pursuant to Rule 200(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and, in each case, as to which such person possesses both: (A) the full voting and investment authority pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) the shares, except that the number of shares calculated in accordance with the foregoing clauses (A) and (B) shall not include any shares (x) sold by such person in any transaction that has not been settled or closed, (y) borrowed by the person for any purposes or purchased by the person pursuant to an agreement to resell, including, without limitation, any “short position” (as defined in Rule 14e-4(a) of the Exchange Act) or (z) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by the person, whether the instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of capital stock of the Corporation, if the instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future the person’s full right to vote or direct the voting of the shares and/or (ii) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of the shares by the person.

(b) A person’s ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

(iii) Any person seeking to request the calling of a Stockholder Requested Meeting may first request that the Board fix a record date to determine the persons entitled to request a special meeting (such record date, the “Ownership Record Date”) by delivering or mailing notice to the secretary of the Corporation at the principal executive offices of the Corporation. The Board may fix the Ownership Record Date, which shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the Ownership Record Date is adopted by the Board. If no such notice is given or if the Board does not, within ten (10) days of the secretary’s receipt of such notice, adopt a resolution fixing the Ownership Record Date, the Ownership Record Date shall be the date that the first request to call a special meeting is received by the secretary with respect to the proposed business to be conducted at a special meeting.

(iv) To be validly made in accordance with these bylaws, a request for a Stockholder Requested Meeting must:

(a) be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation during the period commencing on the date that is thirty (30) days after the date of the conclusion of the most recent annual meeting and ending on the date that is one hundred twenty (120) days prior to the one-year anniversary of the date of the conclusion of the most recent annual meeting;

(b) set forth any information necessary to verify the satisfaction of the conditions set forth in the second sentence of Section 2.3(i);

(c) set forth, as to each record stockholder (unless such record stockholder is acting solely as a nominee for a beneficial owner), each beneficial owner, if any, directing a record stockholder to sign such request and each other person on whose behalf such beneficial owner or record stockholder is acting, other than persons who have provided such request solely in response to any form of public solicitation for such requests (any such beneficial owner, record stockholder or other person, a “Disclosing Party”), the information required to be disclosed by a Proposing Person pursuant to Section 2.4(iii)(a)–(c) of these bylaws;

(d) set forth, with respect to each nomination, if any, of a director for election to the Board proposed to be made at such special meeting, the information required to be disclosed pursuant to Section 2.5(iv)(a)–(c) of these bylaws and the information and materials required under Section 2.5(viii) of these bylaws;

(e) not relate to an item of business that is not a proper subject for stockholder action under applicable law; and

(f) be updated and supplemented, if necessary, so that the information provided or required to be provided pursuant to this Section 2.3(iv) is true and correct as of the record date for notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, with such update and supplement being delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(v) A Stockholder Requested Meeting shall be held at such date, time and place, if any, as the Board shall fix; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request for such special meeting is made in accordance with this Section 2.3; provided further that the Board shall have discretion to determine whether or not to proceed with such special meeting if before or after such special meeting is noticed the requirements of this Section 2.3 do not remain satisfied (including if requests for such Stockholder Requested Meeting are revoked such that the conditions set forth in the second sentence of Section 2.3(i) do not remain satisfied).

(vi) No business may be transacted at such special meeting other than the business specified in such notice to stockholders, which, in the case of a Stockholder Requested Meeting, may include any other matters that the Board determines to include therein. Nothing contained in this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.

(vii) As used in this Section 2.3, “person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act. The term “person” shall also include all “affiliates” thereof, as such term is defined in Rule 12b-2 of the Exchange Act.

2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING

(i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the chairman of the Board (or in the event of co-chairmen, either co-chairman), or (c) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of capital stock of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects, or (B) properly made such proposal in accordance with Rule 14a-8 under the Exchange Act. The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws; provided that, in the case of a Stockholder Requested Meeting, for any matter specified in such notice pursuant to a request made in accordance with Section 2.3 of these bylaws, such matter may only be brought before such Stockholder Requested Meeting by a Disclosing Party present in person who made or directed such request. Any determination by the Board regarding the satisfaction of the requirements set forth in Section 2.3, Section 2.4 and Section 2.5 of these bylaws shall be binding on the Corporation and its stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders that is not a Stockholder Requested Meeting. For purposes of Sections 2.4 and 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting, either in person or by means of remote communication. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(ii) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, (x) not earlier than the hundred twentieth (120th) day prior to such annual meeting and (y) not later than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary shall set forth:

(a) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); (B) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future; (C) the date or dates such shares were acquired; (D) the investment intent of such acquisition; and (E) any pledge by such Proposing Person with respect to any of such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);

(b) As to each Proposing Person,

(A) the full notional amount and material terms and conditions of any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) or a “put equivalent position” (as such term is defined in Rule 16a-1(h) under the Exchange Act) or other derivative or synthetic arrangement in respect of any class or series of shares of capital stock of the Corporation (“Synthetic Equity Position”) that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation,

(i) any option, warrant, convertible security, stock appreciation right, future or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of capital stock of the Corporation or with a value derived in whole or in part from the value of any shares of any class or series of shares of capital stock of the Corporation,

(ii) any derivative or synthetic arrangement having the characteristics of a long position or a short position in any class or series of shares of capital stock of the Corporation, including, without limitation, a stock loan transaction, a stock borrow transaction, or a share repurchase transaction, or

(iii) any contract, derivative, swap or other transaction or series of transactions designed to

(x) produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of capital stock of the Corporation,

(y) mitigate any loss relating to, reduce the economic risk (of ownership or otherwise) of, or manage the risk of share price decrease in, any class or series of shares of capital stock of the Corporation, or

(z) increase or decrease the voting power in respect of any class or series of shares of capital stock of the Corporation of such Proposing Person,

including, without limitation, due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of capital stock of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of capital stock of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the holder thereof may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the price or value of any shares of any class or series of shares of capital stock of the Corporation;

provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie any Synthetic Equity Position that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer,

(B) any rights to dividends on the shares of any class or series of shares of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of capital stock of the Corporation,

(C) (x) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a “Responsible Person”), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting,

(D) any material shares or any Synthetic Equity Position in any principal competitor of the Corporation in any principal industry of the Corporation held by such Proposing Persons,

(E) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names),

(F) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation,

(G) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand,

(H) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement),

(I) any proportionate interest in shares of capital stock of the Corporation or a Synthetic Equity Position held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such Proposing Person (i) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (ii) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity,

(J) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal, and

(K) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act,

(the disclosures to be made pursuant to the foregoing clauses (A) through (H) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(c) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(iv) For purposes of this Section 2.4, “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(v) The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) business days after it has been requested by the Board.

(vi) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(vii) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(viii) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders, other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(ix) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS

(i) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, (b) by a stockholder present in person (as defined in Section 2.4 of these bylaws), (A) who was a record owner of shares of capital stock of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such notice and nomination, or (c) in the case of a Stockholder Requested Meeting, by a Disclosing Party present in person who made or directed a request for such meeting in accordance with Section 2.3 of these bylaws. The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting that is not a Stockholder Requested Meeting. The foregoing clause (c) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at a Stockholder Requested Meeting.

(ii) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation, (b) provide the information, agreements and questionnaires with respect to each Nominating Person (as defined below) and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. If the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting that is not a Stockholder Requested Meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at such special meeting, the stockholder must (a) provide Timely Notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation, (b) provide the information with respect to each Nominating Person and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this

Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting that is not a Stockholder Requested Meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(ix) of these bylaws) of the date of such special meeting was first made (such notice within such time periods, “Special Meeting Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iii) In no event may a Nominating Person provide Timely Notice or Special Meeting Timely Notice, as applicable, with respect to a greater number of director candidates than are subject to election by stockholders at the applicable meeting. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice or Special Meeting Timely Notice, as applicable, or (ii) the tenth (10th) day following the date of public disclosure (as defined in Section 2.4 of these bylaws) of such increase.

(iv) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary shall set forth:

(a) As to each Nominating Person, the Stockholder Information (as defined in Section 2.4(iii)(a) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a);

(b) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(b) shall be made with respect to the election of directors at the meeting); and provided that, in lieu of including the information set forth in Section 2.4(iii)(b)(J) of these bylaws, the Nominating Person’s notice for purposes of this Section 2.5 shall include a representation as to whether the Nominating Person intends or is part of a group that intends to deliver a proxy statement and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act; and

(c) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and accompanying proxy card relating to the Corporation’s next meeting of stockholders at which directors are to be elected and to serving as a director if elected), (B) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each proposed nominee or his or her respective associates (as defined in Rule 14a-1(a) promulgated under the Exchange Act) or any other participants (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Nominee Information”), and (C) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(viii).

(v) For purposes of this Section 2.5, “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any participant (as defined in paragraphs (a)(ii)–(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(vi) The Board may require that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) business days after it has been requested by the Board.

(vii) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice or the materials delivered pursuant to this Section 2.5, as applicable, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination, including by changing or adding nominees, or to submit any new nomination, or to submit any new proposal, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(viii) To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, the proposed nominee must be nominated in the manner prescribed in this Section 2.5 and must deliver (in accordance with the time period prescribed for delivery in a notice to such proposed nominee given by or on behalf of the Board), to the secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in the form provided by the Corporation upon written request of any stockholder of record therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in the form provided by the Corporation upon written request of any stockholder of record therefor) that such proposed nominee (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the secretary of the Corporation shall provide to such proposed nominee all such policies and guidelines then in effect).

(ix) The Board may also require any proposed nominee to furnish such other information related to such nominee’s eligibility or qualification to serve as director as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such nominee’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board may request such other information (A) in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. Such other information shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the request by the Board has been delivered to, or mailed and received by, the Nominating Person.

(x) A proposed nominee shall further update and supplement the materials delivered pursuant to this Section 2.5 if necessary, so that the information provided or required to be provided pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(xi) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has, or is part of a group that has, complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder, in accordance with the time frames required under this Section 2.5 or by Rule 14a-19 promulgated under the Exchange Act, as applicable, and (ii) if (1) any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act and (2) (x) such notice in accordance with Rule 14a-19(b) is not provided within the time period for Timely Notice or Special Meeting Timely Notice, as applicable, (y) such Nominating Person subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act or (z) such Nominating Person fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of such Nominating Person’s proposed nominees shall be disregarded, notwithstanding that each such nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any meeting of stockholders (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(xii) No proposed nominee nominated pursuant to Section 2.5(i)(b) shall be eligible for nomination as a director of the Corporation unless such proposed nominee and the Nominating Person seeking to place such proposed nominee’s name in nomination have complied with this Section 2.5, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the proposed nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.

(xiii) Notwithstanding anything in these bylaws to the contrary, no proposed nominee shall be eligible to be seated as a director of the Corporation unless nominated in accordance with this Section 2.5 and elected as a director.

2.6	NOTICE OF STOCKHOLDERS’ MEETINGS

Unless otherwise provided by law, the articles of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the Nevada Corporation Law, including, without limitation, NRS 78.379, 92A.120 or 92A.410. Failure to deliver such notice or obtain a waiver thereof shall not cause the meeting to be lost, but it shall be adjourned by the stockholders present for a period not to exceed sixty (60) days until any deficiency to notice or waiver shall be supplied.

2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of any meeting of stockholders shall be deemed given:

(i) if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the Corporation’s records; or

(ii) if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8	QUORUM

Unless otherwise provided by law, the articles of incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9	ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the Nevada Corporation Law. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10	CONDUCT OF BUSINESS

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.11	VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws.

Except as may be otherwise provided in the articles of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the articles of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) and shall be valid and binding upon the Corporation.

2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

(i) Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (a) shall be signed by holders of record on the record date established pursuant to Section 2.12(ii) below (the “Written Consent Record Date”) of outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) shall be delivered to the Corporation at its registered office in the State of Nevada, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded. Delivery shall be made by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of the signature of each stockholder who signs the consent, and no written consent shall be effective to take corporate action unless, within sixty (60) days of the earliest dated valid consent delivered in the manner described in this Section 2.12, written consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner described in this Section 2.12. Only stockholders of record on the Written Consent Record Date shall be entitled to consent to corporate action in writing without a meeting.

(ii) Without qualification, any stockholder of record seeking to have the stockholders authorize or take any action by written consent shall first request in writing that the Board fix a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Within ten (10) days after receipt of a request in proper form and otherwise in compliance with this Section 2.12(ii) from any such stockholder, the Board may adopt a resolution fixing a Written Consent

Record Date for the purpose of determining the stockholders entitled to take such action, which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no resolution fixing a record date has been adopted by the Board within such ten (10) day period after the date on which such a request is received, (i) the Written Consent Record Date for determining stockholders entitled to consent to such action, when no prior action of the Board is required by the Nevada Corporation Law, shall be the first date on which valid signed written consents constituting a majority of the voting power of the outstanding shares of capital stock of the Corporation and setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner described in this Section 2.12, and (ii) the Written Consent Record Date for determining stockholders entitled to consent to such action, when prior action by the Board is required by the Nevada Corporation Law, shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not so fix a record date:

(i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting to a date not more than sixty (60) days after the record date; provided, however, that the Board may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set for the original meeting.

2.14	PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Exchange Act, filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, which may not exceed seven (7) years, or is deemed irrevocable pursuant to the applicable provisions of the Nevada Corporation Law. A proxy shall be irrevocable if it states on its face that it is irrevocable and if, and only for so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering an instrument in writing stating that the proxy is revoked or by filing another proxy bearing a later date with the Secretary of the Corporation. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the Corporation shall prepare and make, no later than the tenth (10th) day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.15 or to vote in person or by proxy at any meeting of stockholders.

2.16	INSPECTORS OF ELECTION

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii) receive votes or ballots;

(iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv) count and tabulate all votes;

(v) determine when the polls shall close;

(vi) determine the result; and

(vii) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

ARTICLE III. DIRECTORS

3.1	POWERS

Subject to the provisions of the Nevada Corporation Law and any limitations in the articles of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the Board has full control over the affairs of the Corporation.

3.2	NUMBER OF DIRECTORS

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

If so provided in the articles of incorporation, the directors of the Corporation shall be divided into three (3) classes.

3.4	RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the articles of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the articles of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, through electronic communications, videoconferencing, teleconferencing, or other available technology or other communications equipment permitted under the Nevada Corporation Law by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6	REGULAR MEETINGS

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7	SPECIAL MEETINGS; NOTICE

Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president (in the event there is no chief executive officer of the Corporation), the secretary, the Lead Director (as defined below) or a majority of the number of directors then in office.

Notice of the time and place of special meetings shall be:

(i)	delivered personally by hand, by courier or by telephone;

(ii)	sent by United States first-class mail, postage prepaid;

(iii)	sent by facsimile or electronic mail; or

(iv)	sent by other means of electronic transmission, as provided in Article VIII of these bylaws,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8	QUORUM

At all meetings of the Board, a majority of the number of directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the articles of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission (as such terms are defined in NRS Chapter 75) and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10	FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the articles of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11	REMOVAL OF DIRECTORS

Except as otherwise provided by the Nevada Corporation Law or the articles of incorporation, the Board or any individual director may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV. COMMITTEES

4.1	COMMITTEES OF DIRECTORS

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Nevada Corporation Law to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2	COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3	MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.5 (place of meetings and meetings by telephone);

(ii)	Section 3.6 (regular meetings);

(iii)	Section 3.7 (special meetings and notice);

(iv)	Section 3.8 (quorum);

(v)	Section 3.9 (action without a meeting); and

(vi)	Section 7.12 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and

notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V. OFFICERS

5.1	OFFICERS

The officers of the Corporation shall be a president, a secretary and a treasurer. The Corporation may also have, at the discretion of the Board, a chairman of the Board (or co-chairmen of the Board), a vice chairman of the Board, a chief executive officer, a chief financial officer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

If the chairman of the Board is a member of management or does not otherwise qualify as an independent director as determined in accordance with the applicable rules of the SEC and the Corporation’s principal stock exchange, the independent directors (as determined in accordance with such rules) shall elect a lead director (the “Lead Director”) who shall be an independent director as determined in accordance with such rules. In addition to the responsibilities set forth in the Corporation’s Corporate Governance Guidelines, as amended from time to time, the Lead Director shall preside at all meetings of the Board at which the chairman of the Board is not present, including executive sessions.

5.2	APPOINTMENT OF OFFICERS

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3	SUBORDINATE OFFICERS

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4	REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5	VACANCIES IN OFFICES

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7	AUTHORITY AND DUTIES OF OFFICERS

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI. RECORDS AND REPORTS

6.1	MAINTENANCE OF RECORDS

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep copies of those records required by NRS 78.105, as the same may be amended from time to time.

ARTICLE VII. GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2	STOCK CERTIFICATES

The shares of capital stock of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of capital stock of the Corporation, if any, shall be in such form as is consistent with the articles of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman (or in the event of co-chairmen, either co-chairman) or vice-chairman of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

7.3	SPECIAL DESIGNATION ON CERTIFICATES

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4	LOST CERTIFICATES

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5	CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction and definitions in NRS Title 7 shall govern the construction of these bylaws. For purposes of these bylaws, “Nevada Corporation Law” shall mean Chapters 75, 78, 92A and any other applicable chapters of Title 7 of the NRS. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an Entity (as defined in NRS 78.010) and a natural person.

7.6	DIVIDENDS

The Board, subject to any restrictions contained in either (i) the Nevada Corporation Law or (ii) the articles of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7	FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8	SEAL

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9	TRANSFER OF STOCK

Shares of capital stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of capital stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10	STOCK TRANSFER AGREEMENTS

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of capital stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Corporation Law.

7.11	STOCKHOLDERS OF RECORD

The Corporation:

(i) shall be entitled to recognize the exclusive right of a Stockholder of Record (as defined in NRS 78.010) as the owner of shares to receive dividends and to vote as such owner; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

7.12	WAIVER OF NOTICE

Whenever notice is required to be given under any provision of Nevada Corporation Law, the articles of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Nevada Corporation Law, the articles of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the NRS, the articles of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given, or authorized in a manner permitted by the Nevada Corporation Law. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2	DEFINITION OF ELECTRONIC TRANSMISSION

For purposes of these bylaws, an “electronic transmission” means any form or process of communication not directly involving the physical transfer of paper or another tangible medium, including, without limitation, any form or process of communication through the use of or participation in a blockchain, which (i) is suitable for the retention, retrieval and reproduction of information by the recipient and (ii) is retrievable and reproducible in paper form by the recipient through an automated process used in conventional commercial practice, unless otherwise authorized in accordance with subsection 8 of NRS 75.150.

ARTICLE IX. INDEMNIFICATION

9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall, to the fullest extent permitted by Nevada law, indemnify any person who is or was a director or officer of the Corporation or is or was a director or officer of the Corporation serving at the Corporation’s request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity (each such person, an “Indemnitee”) against expenses, including without limitation attorneys’ fees, costs, expenses, judgments, fines and amounts paid in settlement (collectively, “Expenses”), actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether or not an action, suit or proceeding by or in the right of the Corporation, to which the Indemnitee is, was or is threatened to be made a party by reason of being an Indemnitee.

9.2	INDEMNIFICATION AGAINST EXPENSES

The Expenses of Indemnitees must be paid or reimbursed by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit, proceeding or claim described in Section 9.1 of this Article IX, to the fullest extent permitted by Nevada law.

9.3	INDEMNIFICATION OF EMPLOYEES AND OTHER PERSONS

The Corporation may, by action of the Board and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

9.4	INSURANCE

The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

9.5	NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS

The rights of indemnification set out in this Article IX shall be in addition to, and not exclusive of, any other rights to which any Indemnitee may be entitled under the articles of incorporation, these bylaws any other agreement with the Corporation, any action taken by the stockholders or disinterested directors of the Corporation, or otherwise. The indemnification provided under this Article IX shall inure to the benefit of the heirs, executors and administrators of an Indemnitee.

9.6	AMENDMENT

The provisions of this Article IX may be amended as provided in Article X; provided, however, no amendment or repeal of such provisions which adversely affects the rights of a director or officer under this Article IX with respect to his or her acts or omissions prior to such amendment or repeal, shall apply to him or her without his or her consent.

ARTICLE X. AMENDMENTS

Subject to the limitations set forth in Section 9.6 of these bylaws or the provisions of the articles of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the number of directors then in office. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the articles of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

ARTICLE XI. FORUM SELECTION

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, any state court located in the State of Nevada (the “Nevada Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any Internal Action (as defined in NRS 78.046(4)(c) or any successor statute). If any action, the subject matter of which is within the scope of the immediately preceding sentence, is filed in a court other than the courts in the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts in the State of Nevada in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Notwithstanding the foregoing, the Nevada Court shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Nevada Court determines that there is an indispensable party not subject to the jurisdiction of the Nevada Court (and the indispensable party does not consent to the personal jurisdiction of the Nevada Court within ten (10) days following such determination) or (B) any action arising under the Securities Act of 1933, as amended (the “Securities Act”). Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act, including all causes of action asserted against any defendant to such complaint.

To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article XI. This provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Furthermore, notwithstanding the foregoing, the provisions of this Article XI will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (x) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any paragraph of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (y) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

APPENDIX E

MEMORANDUM

From:	Professor Steven Davidoff Solomon
To:	The Trade Desk, Inc. Board
Date:	August 25, 2024
Re:	Potential Reincorporation

I. INTRODUCTION

1. I have been retained by the Board of Directors of The Trade Desk, Inc. (“The Trade Desk” or the “Company) as a corporate law and governance adviser to provide information and analysis with respect to issues surrounding a potential reincorporation of the Company from Delaware to Nevada (the “Potential Reincorporation”). I am the Alexander F. and May T. Morrison Professor of Law at U.C. Berkeley School of Law. A summary of my qualifications is at Exhibit A.

2. In this Memo, I review a number of significant issues concerning the Potential Reincorporation from an academic perspective. I provide this review and analysis for use solely by the Board in the consideration of the Potential Reincorporation. This Memo may not be relied upon for any other purpose or disclosed without my prior written consent.1 As I discuss further in this Memo, the ultimate decision on the Potential Reincorporation lies with the Board and is subject to shareholder approval. The Board must act under its duty of care and in good faith to determine what is in the best interests of the Company and its shareholders.2 I understand that this Memo is to be utilized by the Board for this analysis.

3. For any company, selecting the appropriate situs of incorporation is an endogenous decision, influenced by the company’s unique internal characteristics and governance. The choice of jurisdiction is guided by the suitability of its laws to the company’s specific goals and needs. This decision considers not only the legal framework and courts of the jurisdiction but also the company’s governance, shareholdings, and other relevant factors. Therefore, there is no single “correct” place of incorporation; instead, the decision is company-specific, determined by the board’s assessment of these factors and the jurisdiction’s relevant attributes.

II. SUMMARY OF MEMORANDUM

4. As I discuss further below, this Memo highlights several key points regarding the ability and choice of companies to incorporate:

A.

Companies have the ability to freely incorporate. In the United States, companies can incorporate in any state they choose, allowing that state’s corporate law to govern their internal affairs, regardless of where they conduct operations.

B.

The decision to incorporate is tailored to each company’s specific needs and governance priorities. The incorporation decision reflects the board’s assessment of which corporate governance characteristics best suit the company, including an assessment of the nature of its shareholdings. By incorporating in a particular state, a company opts into a specific legal framework and court system to govern its internal affairs. This aligns with the academic view that corporate governance is not

[1]	I understand that this Memo may be disclosed pursuant to the requirements of law or court order and that in such case my consent will not be required.
[2]

This Memo does not constitute a recommendation as to how any holder of shares of The Trade Desk should vote with respect to any matter and does not in any manner address the prices at which The Trade Desk stock will trade at any time.

one-size- fits-all. Instead, the incorporation decision, along with the company’s internal governance structure, is determined by the board under its duty of care, acting in the best interests of the company and its shareholders, and in, the case of reincorporation, is subject to shareholder approval.

5. I have reviewed the academic literature and conducted my own study on the premium effects of incorporation in Delaware or Nevada, specifically examining whether incorporation in these states leads to a higher firm valuation. My findings are as follows:

A.

Academic studies do not support the conclusion that there is additional value in incorporating in Delaware. While academic studies suggest that incorporating in Delaware may have had some value in the past, this premium has disappeared as capital markets have matured. Additionally, some studies have found that reincorporation may increase firm value, provided significant new takeover defenses are not adopted. However, these reincorporation findings must be viewed with caution as they were largely conducted prior to 2000 and are affected by selection effects; in other words, the unique characteristics of the companies studied may be driving these results.

B.

My own empirical analysis supports the view that reincorporation from Delaware to another state does not incur a negative premium. I conducted case studies of the five most recent announced reincorporations out of Delaware involving companies with a market capitalization of at least $200 million. Consistent with the academic literature discussed above, there was no observable relationship between the valuations of these firms and their reincorporations. In other words, over a longer-term period, none of these companies’ stock prices showed a significant change in premium due to the disclosure of a proposal for reincorporation.

6. Finally, I have reviewed certain provisions of Nevada and Delaware law cited in academic and corporate governance literature as being substantively different and potentially relevant to the reincorporation decision. I have also examined the role of Delaware courts and their substantial body of precedent in any potential reincorporation decision. Based on this review of differences and underlying policy choices, I make three general observations:

A.

Nevada and Delaware corporate law is largely similar with respect to many governance rights, including economic rights associated with holding common stock. Where differences exist, the Board can assess whether these differences can and should be addressed in the Company’s charter and bylaws by adopting specific provisions or choosing to opt into or out of certain state laws. Indeed, both states highly value the ability of companies to reorder corporate governance rules in their charter and by-laws.

B.

The differences between Nevada and Delaware law, often cited in the literature, stem from each state’s policy choices. Academic theory suggests that no state has a wholly “correct” approach to corporate governance, and Nevada and Delaware have adopted different policies reflecting their distinct perspectives. In the main body of the Memo, I review these policy choices to outline the differences between Delaware and Nevada law.

C.

In assessing the differences between Delaware and Nevada law, the Board, under its duty of care, should determine which laws and internal governance structures best serve the interests of the Company and its shareholders. For example, the Board might consider which jurisdiction’s laws are more advantageous for a high-growth company with a controller such as The Trade Desk. The Board could also weigh the benefits of increased flexibility in entering into economically beneficial transactions against any costs to the Company.

7. This Memo proceeds as follows:

•	In Section III, I discuss the fundamental principles and theory of company incorporation, along with key factors influencing this decision.

•

In Section IV, I examine academic literature on the theory of company reincorporation, along with empirical evidence on its value (or lack thereof). This includes an analysis of theories and studies on the value attributable to a company’s situs of incorporation.

•	In Section V, I discuss the role of controllers in a corporation and review academic literature on the economic value of control.

•	In Section VI, I conduct an analysis of reincorporations from Delaware to Nevada. I also present data on the selection of Nevada as a place of incorporation in recent years.

•

In Section VII, I discuss Delaware and Nevada, focusing on the policy differences between these states in the application of their laws. I also examine the implementation and litigation of related issues.

III. PRINCIPLES OF COMPANY INCORPORATION

A. The Incorporation Choice and the Internal Affairs Doctrine

8. In the United States, companies have traditionally had the freedom to incorporate in the state of their choice, allowing that state’s corporate law to govern their affairs, regardless of where they conduct operations.3 This principle, known as the internal affairs doctrine, permits corporations to select their governing law by choosing their state of incorporation.4 While the internal affairs doctrine is often cited as a major tenet of corporate law,5 it did not originate from a deliberate policy to promote regulatory competition. Instead, it initially served as a mechanism for state legislatures to regulate local corporations.6

9. Thus, when a corporation is created, it opts into the laws of the state where it incorporates. These laws establish the corporate rules that govern the internal affairs of the company. While the precise scope of a corporation’s internal affairs isn’t explicitly defined, it generally includes matters related to internal organization and the relationships among the firm’s officers, directors, and shareholders.7 This encompasses the scope of fiduciary duties for boards and officers, as well as the rules governing the corporation’s relationship with its stockholders.8 However, as noted by one Delaware court, “the state of incorporation cannot use corporate law to regulate the corporation’s external relationships.”9

[3]	See generally Jill E. Fisch & Steven Davidoff Solomon, Centros, California’s ‘Women on Boards’ Statute and the Scope of Regulatory Competition, 20 EUR. BUS. ORG. L. REV. 493 (2019).
[4]	Marco Ventoruzzo, Cost-Based and Rules-Based Regulatory Competition: Markets for Corporate Charters in the U.S. and the E.U., 3 N.Y.U. J. L. & BUS. 91 (2007).
[5]	VantagePoint Venture Partners 1996 v. Examen, Inc., 871 A.2d 1108, 1115 (Del. 2005) (quoting McDermott, Inc. v. Lewis, 531 A.2d 206, 209 (Del. 1987)).
[6]	Frederick Tung, Before Competition: Origins of the Internal Affairs Doctrine, 32 J. CORP. L. 33, 45–46 (2006).
[7]

As Professor Richard Buxbaum explains, the internal affairs doctrine began as a concept that addressed the power of courts to exercise jurisdiction over foreign corporations. Richard M. Buxbaum, The Threatened Constitutionalization of the Internal Affairs Doctrine in Corporation Law, 75 CAL. L. REV. 29 (1987).

[8]

In Sciabacucchi v. Salzberg, 2018 WL 6719718 (Del. Ch. Dec. 19, 2018), Vice Chancellor Laster explained that Delaware corporate law, by virtue of the internal affairs doctrine, could regulate matters such as “the rights, powers, and privileges of a share of stock, determine who holds a corporate office, and adjudicate the fiduciary relationships that exist within the corporate form.” Former Justice Jack Jacobs has observed that “illustrative examples of internal affairs include: the mechanics of incorporating, the election or appointment of officers and directors, the adoption of by-laws, the issuance of shares and bonds, the holding of directors’ and shareholders’ meetings, voting, the right to examine corporate records, corporate charter and by-law amendments, mergers, reorganizations, the reclassification of shares, the declaration and payment of dividends, and stock repurchases and redemptions.” Jack B. Jacobs, The Reach of State Corporate Law Beyond State Borders: Reflections Upon Federalism, 84 N.Y.U. LAW REV. 1149, 1161 (2009).

[9]	Sciabacucchi, 2018 WL 6719718, at *18.

B. The Theory and Reality of Competition for Incorporations

10. The ability of corporations to choose their situs of incorporation and the variation in state corporate laws have prompted significant academic discussion about charter competition among states. Beginning in the 1970s, scholars theorized that states were competing to attract corporate charters,10 leading to what some describe as a market for corporate charters.11 This competition has fueled debates about whether the U.S. is experiencing a “race to the top” or “race to the bottom” in corporate law quality as states vie to attract corporations.12

11. Although the debate over charter competition has diminished with Delaware’s dominance in public company chartering, some states, such as Nevada, have actively sought to attract public companies. I will address these efforts in subsequent sections. Despite some substantive differences in corporate law among states, it has been repeatedly noted that their laws are in fact largely similar in structure and form.13 Indeed, this similarity is the basis for a current project by the American Law Institute to restate corporate governance law.14

C. Why Incorporation Matters When One Size Does Not Fit All

12. The choice of incorporation is tailored to each corporation’s unique internal characteristics. Historically, corporations have selected their place of incorporation based on their specific needs. For example, real estate investment trusts (REITs) often incorporate in Maryland due to the state’s favorable laws for REITS.15 Special purpose acquisition companies (SPACs) commonly incorporate in Delaware, the Cayman Islands or the British Virgin Islands,16 while private companies, especially limited liability companies, usually incorporate in the state where they are headquartered.17

13. For public companies, such as The Trade Desk, the choice of incorporation has traditionally been Delaware or the state of the company’s headquarters.18 This decision reflects not only a preference for governing law but also a desire for a home state advantage in terms of courts and influence.19 While extensive academic literature

[10]

See William L. Cary, Federalism and Corporate Law: Reflections Upon Delaware, 83 YALE L.J. 663 (1974); Ralph K. Winter, Jr., State Law, Shareholder Protection, and the Theory of the Corporation, 6 J. LEGAL STUD. 251 (1977).

[11]	See, e.g., Larry E. Ribstein & Erin A. O’Hara, Corporations and the Market for Law, 2008 U. ILL. L. REV. 661 (2008) (describing the debate over regulatory competition).
[12]

See, e.g., Cary, supra note 10 (claiming that issuer freedom to choose corporate law through selection of a state of incorporation produces a “race to the bottom”); Winter, supra note 10, at 254 (challenging Cary’s claim and arguing that regulatory competition results in a “race to the top”).

[13]	See, e.g., Wendy Gerwick Couture, Nevadaware Divergence in Corporate Law, 19 VA. L. & BUS. REV. (forthcoming 2024) (manuscript at 7–8).
[14]	See Restatement of Law, Corporate Governance, AM. L. INST., https://www.ali.org/projects/show/corporate-governance/ (last visited Aug. 20, 2024).
[15]

Spencer C. Ebach, A Reputation to Uphold: Maryland Courts and the Continued Development of REIT Law, 80 MD. L. REV. ONLINE 73 (2021) (“REITs are entities that own income producing properties--of which eighty percent of the public-traded variation are based in Maryland”).

[16]

See Anton Goldstein, Matthew Stocker, Alex Davies & Christopher Smith, Offshore SPACs, CONYERS, 2 (June 2021), https://www.conyers.com/wp-content/uploads/2021/06/2021-05-BVI-Article-Offshore-SPACs.pdf.

[17]

See Jens Dammann & Matthias Schündeln, Where Are Limited Liability Companies Formed? An Empirical Analysis, 55 J. LAW AND ECON. 741 (2012). Even so, there are a significant number of private incorporations in Delaware. See Delaware Division of Corporations: 2022 Annual Report, Del. Div. of Corps. (2022), https://corpfiles.delaware.gov/Annual-Reports/Division-of-Corporations-2022-Annual-Report.pdf (In 2022, 231,196 LLCs were formed in Delaware with total business entities over $1.9 million).

[18]	Robert Daines, The Incorporation Choices of IPO Firms, 77 N.Y.U. L. REV. 1559 (2002).
[19]

See Lucian Arye Bebchuk & Assaf Hamdani, Vigorous Race or Leisurely Walk: Reconsidering the Competition over Corporate Charters, 112 YALE L.J. 553, 573 (2002) (“Another factor that might lead some firms to give preference to in-state incorporation is the hope of getting favorable treatment.”).

documents the various reasons companies choose to incorporate outside their home state, there is no consensus on the uniformity of these reasons.20

14. Regardless of their state of incorporation, public companies have utilized their ability to draft charters and bylaws that allow them to opt in or out of certain state law provisions. For example, many companies, including The Trade Desk, have adopted dual-class shares to grant control to a small group of shareholders.21 Other companies have included exculpation provisions for officers and directors or have otherwise adopted anti-takeover provisions.22 Notably, companies, even in Delaware, have adopted constituency provisions that enable boards to consider stakeholders beyond shareholders in their decision-making.23 Thus, even companies incorporating in Delaware feature distinct characteristics tailored to their specific needs.

15. While Delaware has historically been the preferred state of incorporation, there is no requirement for a public company to incorporate in its home state or in Delaware. Currently, Delaware is the state of incorporation for approximately 68.2% of the Fortune 500 companies and 65% of S&P 500 companies, while three S&P 500 companies are incorporated in Nevada.24 In 2022, about 79% of all U.S. initial public offerings were incorporated in Delaware.25 This compares to 2021, when over 93% of all U.S. initial public offerings were incorporated in Delaware.26

16. Historically, when companies choose not to incorporate in Delaware, they often incorporate in their home state. 90% of companies incorporate in either their home state or Delaware. Still, Nevada is the only other state that receives any significant out-of-state corporations, and most states that do not incorporate in Delaware or their home state go to Nevada.27 Notably, seven of the top 20 companies in the S&P 500 by market capitalization are currently incorporated outside Delaware: Apple, Costco, Eli Lilly, Johnson & Johnson, Microsoft, Proctor & Gamble, and Tesla. Microsoft, for example, reincorporated from Delaware to its home state of Washington in 1993. I discuss this move further in Section V below.

17. In recent years, companies have increasingly chosen to reincorporate in Nevada or other jurisdictions. My analysis of recent reincorporations shows that 41 percent of U.S. domestic reincorporations since 2021 have been to Nevada.28 This trend extends beyond the United States, as many U.S.-headquartered companies have historically chosen to go public on the New York Stock Exchange or Nasdaq while incorporating in foreign jurisdictions due to tax and other reasons.29 Over the last decade, there has also been a notable trend of U.S.-headquartered companies reincorporating from Delaware and other states to international jurisdictions.

[20]	See generally Robert Anderson, The Delaware Trap: An Empirical Analysis of Incorporation Decisions, 91 S. CAL. L. REV. 657 (2018).
[21]	Dhruv Aggarwal, Ofer Eldar, Yael V. Hochberg & Lubomir P. Litov, The Rise of Dual-Class Stock IPOs, 144 J. FIN. ECON. 122 (2022).
[22]

See Matthew D. Cain, Stephen D. McKeon & Steven Davidoff Solomon, Do Takeover Laws Matter? Evidence from Five Decades of Hostile Takeovers, 124 J. FIN. ECON. 464, 471 (2017) (documenting the adoption of anti-takeover laws).

[23]	See Jill E. Fisch & Steven Davidoff Solomon, Should Corporations Have A Purpose?, 99 TEX. L. REV. 1309, 1327– 28 (2021).
[24]	See Capital IQ Company Screening Report, S&P 500 (Apr. 15, 2024).
[25]	Delaware Division of Corporations: 2022 Annual Report, Del. Div. of Corps. (2022), https://corpfiles.delaware.gov/Annual-Reports/Division-of-Corporations-2022-Annual-Report.pdf.
[26]

Delaware Division of Corporations: 2021 Annual Report, Del. Div. of Corps. (2021), chrome-extension://efaidnbmnnnibpcajpcglclefindmkaj/https://corpfiles.delaware.gov/Annual-Reports/Division-of- Corporations-2021-Annual-Report.pdf.

[27]

Michal Barzuza & David C. Smith, What Happens in Nevada? Self-Selecting into Lax Law, 27 REV. FIN. STUD. 3593, 3594 (2014) (“With 8.0% of all public incorporations by firms in states outside of their headquarter state, Nevada is second to Delaware in attracting out-of-state incorporations.”)

[28]	See discussion infra Section VI.
[29]	Steven M. Davidoff (Solomon), Regulating Listings in A Global Market, 86 N.C. L. REV. 89 (2007).

18. Thus, the decision to incorporate reflects a company’s choice to opt into a specific set of laws and courts to govern its internal affairs, influenced by its own internal governance choices. This ultimately aligns with the academic view that when it comes to corporate governance, often one size does not fit all.30 Instead, the incorporation decision, along with the company’s internal governance structure, is determined by the board under its duty of care acting in the best interests of the company and its shareholders, and in, the case of reincorporation, is subject to shareholder approval. No company is required to incorporate (or remain incorporated) in any particular state or country.

IV. ACADEMIC LITERATURE ON INCORPORATION AND REINCORPORATION

19. The theory of competition for corporate charters has led academics to investigate whether there is value in the incorporation decision. Specifically, researchers have explored whether selecting certain state laws through incorporation enhances a company’s value. This literature focuses on two main areas. First, scholars have studied Delaware firms to determine if they trade or are valued at a premium due to the benefits of Delaware law. Second, they have examined reincorporation decisions to assess whether firms create value by shifting from one jurisdiction to another and altering their governance structures.31

20. I discuss each of these briefly in turn. However, as I note after this discussion, while certain individualized laws, particularly anti-takeover provisions, can affect company value, disentangling the aggregate effects of incorporation is challenging, if not impossible. Additionally, there are significant limitations in the studies on incorporation and reincorporation decisions, which complicate definitive assessments of their value for any particular firm. This is especially true given the unique nature and characteristics of each company, making the impact of an incorporation or reincorporation decision unique for each firm. Thus, the incorporation decision remains within the board’s purview, aimed at determining the best interests of the company and its stockholders, and, in the case of reincorporation, is subject to shareholder approval.

A. The Delaware and Nevada Premium

21. The primary study on the value of Delaware incorporation was conducted by Professor Robert Daines in 2001. In his article—Does Delaware Improve Firm Value32—Professor Daines examined a sample of 4,481 exchange-traded U.S. corporations from 1981 to 1996. He studied Tobin’s Q—a measure of firm value—and found that Delaware corporate law enhances firm value. Additionally, he discovered that Delaware firms are significantly more likely to receive takeover bids and be acquired. Professor Daines also noted an increase in Delaware incorporations over time, rising from 44.3% of public companies in 1981 to 55.8% in 1996.33

22. The Daines study has faced criticism due to what empiricists refer to as “selection effects.” Specifically, Professor Daines may have observed a higher premium not because Delaware inherently creates higher value firms, but because higher value firms are more likely to choose Delaware for incorporation. Professors Lucian Bebchuk and Alma Cohen highlighted this issue, noting that Professor Daines’ estimates of the Delaware effect fluctuate significantly from year to year, independent of any changes in Delaware law. Professors Bebchuk and Cohen suggested that the Delaware effect observed by Professor Daines could be due to selection effects. They

[30]

See, e.g., Zohar Goshen & Richard Squire, Principal Costs: A New Theory for Corporate Law and Governance, 117 COLUM. L. REV. 767, 774 (2017) ( “[L]awmakers—including courts, regulators, and legislators—should avoid one-size-fits-all solutions.” ); Jill Fisch & Steven Davidoff Solomon, The Problem of Sunsets, 99 B.U. L. REV. 1057, 1063 (2019) (“We believe however that, as with many other debates over good corporate governance, a one-size-fits- all approach is overly simplistic.”).

[31]	This is not designed to be a comprehensive survey, instead I discuss the most prominent and relevant studies which generally show the academic discourse on this matter.
[32]	See Robert Daines, Does Delaware Law Improve Firm Value?, 62 J. FIN. ECON. 525, 533 (2001).
[33]	Id. at Table 3.

hypothesized that more motivated managers or their lawyers instead chose Delaware, leading to a concentration of higher quality and higher value firms incorporating there.

23. Professor Subramanian extended the Daines study in his article, The Disappearing Delaware Effect.34 Professor Subramanian replicated Professor Daines’ study for the period of 1990 to 2002 and found that the premium for Delaware companies declined from 1990 to 1996 and disappeared altogether from 1996 to 2002. He also discovered that the results in Professor Daines’ study were largely driven by small companies. Professor Subramanian suggested that changes in Delaware’s takeover laws over the examined period may have contributed to the decline in the premium effect, although he was unable to definitively identify the exact cause.

24. Professors Paul Gompers, Joy Ishii, and Andrew Metrick also examined Professor Daines’ results as part of their study of 1,500 large firms to assess how firm governance affects stock returns. Consistent with the unique nature and heterogeneity of each company, they found that the premium observed in Professor Daines’ study was attributed to various governance characteristics, such as a classified board, limited ability to call special shareholders’ meetings, and state law and charter takeover protections. After controlling for these factors, they discovered that the Delaware premium was no longer statistically significant. In other words, Professors Gompers, Ishii, and Metrick concluded that any valuation increase in Delaware firms identified by Professor Daines was not due to incorporation in Delaware, but rather to the individual governance choices of those firms.

25. Finally, in a 2020 article, Professor Ed Fox investigated whether there is a premium for controlled companies incorporated in Delaware.35 Replicating the Daines study with a smaller sample of firms, Professor Fox found a potential effect for middle-market diffusely held Delaware firms, but it was not significant. He also examined controlled firms, like The Trade Desk, and discovered that “controlled Delaware firms have a lower Tobin’s Q compared to controlled firms incorporated elsewhere, after factoring in firm characteristics.”36 In other words, Professor Fox identified a Delaware effect, but it was negative for controlled firms. He found that controlled Delaware firms are, on average, worth 4.9% less than similarly situated firms incorporated elsewhere.

26. Regarding Nevada firms and the value of Nevada incorporation, the primary study by Professors Clark and Barzuza found that, as of 2011, Nevada is the place of incorporation for 8.0% of all public firms incorporating outside their headquarters state, making it second only to Delaware in attracting out-of-state incorporations.37 Professors Clark and Barzuza also replicated the Daines study and found “no discernible valuation effect for firms that incorporate in Nevada,” in contrast to Delaware firms, which are “valued higher than firms incorporated in Nevada and other states outside Delaware.”38 This discrepancy may be attributed to the fact that the Nevada firms in their sample are significantly smaller than Delaware firms, potentially leading to a lower overall value. Additionally, the value differential could reflect differences in the quality of firms incorporating in Delaware versus Nevada.39

27. Professor Eldar has more recently analyzed studies of whether Nevada firms have a premium or discount. He states that “there seems to be no convincing evidence that incorporation in Nevada adversely affects share prices.”40 Professor Eldar also conducted his own study and concluded that “the evidence supports the hypothesis that Nevada’s protectionist laws do not harm shareholder value…. ”41

[34]	Guhan Subramanian, The Disappearing Delaware Effect, 20 J. L. ECON. & ORG. 32 (2004).
[35]	Edward Fox, Is There A Delaware Effect for Controlled Firms?, 23 U. PA. J. BUS. L. 1 (2020).
[36]	Id. at 40.
[37]	Michal Barzuza & David C. Smith, What Happens in Nevada? Self-Selecting into Lax Law, 27 REV. FIN. STUD. 3593 (2014).
[38]	Id.
[39]	This may also reflect the documented differing governance choices of small firms. See Kobi Kastiel & Yaron Nili, The Corporate Governance Gap, 131 YALE L.J. 782 (2022).
[40]	Ofer Eldar, Can Lax Corporate Governance Law Increase Shareholder Value? Evidence from Nevada, 61 J. L. ECON., 555, 557 (2018).
[41]	Id. at 559.

28. Ultimately, these and other studies suggest that while incorporating in Delaware may have had some value in the past, the premium has diminished as capital markets have matured. Additionally, these findings are subject to limitations, such as the inability to fully control for selection effects and omitted variable bias. More specifically, it is possible that these studies observed higher or lower-quality companies choosing Delaware, Nevada, or elsewhere, and that these unobserved characteristics influenced the results. Furthermore, the findings of Professors Gompers, Ishii, and Metrick, along with subsequent research, support the idea that any observed valuation effects of incorporation may also be attributed to the unique governance characteristics of the companies.42

B. The Effect of Reincorporation

29. Another approach to assessing the economic value of incorporation is to examine the reincorporation of companies and the stock price effects associated with such moves. These studies aim to evaluate the value of the same company in different jurisdictions, thereby attempting to control for the selection effects that complicate incorporation studies. Reincorporation studies, primarily from the 1980s and 1990s, show mixed results. In Law as a Product: Some Pieces of the Reincorporation Puzzle,43 Professor Roberta Romano examined reincorporations from 1961 to 1983. She found that most reincorporations were to Delaware, with net inflows also to Nevada, which she referred to as the “Delaware of the West.”44 Professor Romano’s empirical analyses supported the view that reincorporation does not diminish a company’s value. In another work, Professor Romano also cited eight studies finding “positive abnormal stock returns” on reincorporation to Delaware.45

30. Two notable studies on reincorporation from the 1980s provide insights into the driving effects of reincorporation. One study found that companies reincorporating with limitations on director liability experienced higher abnormal stock prices, while the effect reversed negatively if the reincorporation was accompanied by the adoption of takeover defenses.46 A second study confirmed these findings, showing higher abnormal stock prices in the absence of increased takeover defenses.47

31. Thus, some studies have found that reincorporation may increase firm value, provided significant new takeover defenses are not adopted. However, these findings must be viewed with caution. First, these studies are mostly from prior to 2000, and do not address later reincorporations, during which any premium for Delaware companies has been found to have disappeared. Second, these studies are affected by selection effects; the unique characteristics of these companies may drive these effects.48 Indeed, the lack of more recent studies on this issue is partly due to this problem and the relatively low frequency of public firm reincorporations each year.49

[42]	Scholars have also criticized the use of Tobin’s Q as a measurement in these studies. See Robert Bartlett & Frank Portnoy, The Misuse of Tobin’s Q, 73 VAND. L. REV. 353 (2020).
[43]

Roberta Romano, Law as a Product: Some Pieces of the Incorporation Puzzle, 1 J. L. ECON. & ORG. 225, 272–73 (1985) (finding statistical support that reincorporation “is associated, in some situations, with positive abnormal returns for the shareholders”).

[44]	Id.
[45]	Roberta Romano, The Need for Competition in International Securities Regulation, 2 THEOR. INQ. L. 387, 495-96 (2001)
[46]	See Randall A. Heron & Wilbur G. Lewellen, An Empirical Analysis of the Reincorporation Decision, 33 J. FIN. & QUANTITATIVE ANALYSIS 549 (1998).
[47]	Pamela P. Peterson, Reincorporation: Motives and Shareholder Wealth, 23 FIN. REV. 151, 159–60 (1988).
[48]	See Lucian Bebchuk, Alma Cohen, & Allen Ferrell, Does the Evidence Favor State Competition in Corporate Law, 90 CAL. L. REV. 1775 (2002) (making this point).
[49]

In this vein, Professor Subramanian found that in a sample of mid-stream reincorporations between 1991 and 2001, Delaware received 208 out of 373 reincorporating firms, or a 56% market share among reincorporations. His analyses attributed many reincorporations to self-selection of anti-takeover laws. Guhan Subramanian, The Influence of Antitakeover Statutes on Incorporation Choice: Evidence on the “Race” Debate and Antitakeover Overreaching, 150 U. PA. L. REV. 1795 (2002).

V. THE ECONOMIC VALUE OF CONTROLLING SHAREHOLDERS

32. An important aspect of firm governance relevant to the incorporation decision is the company’s shareholder governance. Specifically, when evaluating the Potential Reincorporation, it is relevant to consider that The Trade Desk has a controlling shareholder through its dual-class stock structure. This controlling shareholder is subject to various governance provisions, both internally within The Trade Desk’s organization and other corporate governance arrangements and under the laws of the Company’s place of incorporation.

33. While potentially relevant laws of Delaware and Nevada will be discussed in Section VII, this Section addresses the economic, academic, and empirical theories concerning controlling stockholders, particularly those with dual-class stock. This is pertinent to the Potential Reincorporation decision because, as previously noted, academic theory suggests that any potential reincorporation should consider the company’s governance characteristics holistically, including the existence of a controlling shareholder.

A. The Theory of the Economic Value of Controlling Stockholders

34. The economic theory of control recognizes that the presence of a controlling shareholder does not inherently pose a corporate governance problem.50 Modern courts and commentators often view controlling shareholders as having a legitimate claim to treat control as a private asset, and they defend the economic efficiency of this approach. For instance, Professor Henry Manne argued that it is economically efficient to allow the owner of a controlling block to receive a premium, and that regulations limiting this premium or obstructing efficient transfers of control interfere with the most productive use of a corporation’s assets.51 Professor Manne criticized takeover defenses on the grounds that they diminish the value of control by obstructing its transfer and exercise.52

35. Moreover, recognizing and protecting the rights of an owner to benefit from control also offers theoretical advantages to minority shareholders. Professors Zohar Goshen and Assaf Hamdani explored this theory in a recent article,53 arguing that control allows entrepreneurs to implement business strategies they believe will yield above-market returns, thereby securing their vision against potential investor doubts or objections.54 They suggest that control itself is not an “unalloyed evil”55 but instead can “create[] value for controlling and minority shareholders alike.”56 In this regard, “[c]orporate law should secure minority shareholders’ rights to a pro-rata share of the corporate pie, while preserving the controller’s freedom to pursue her idiosyncratic vision to maximize the corporate pie.”57 In essence, the work of Professors Goshen and Hamdani, as well as others, treats economic control as an asset that can benefit all shareholders, not just those in control.58

[50]	See generally Jill Fisch & Steven Davidoff Solomon, Control and its Discontents, U. PA. L. REV. (forthcoming) (draft dated Aug. 18, 2024). This section is largely based on this article.
[51]	Henry G. Manne, Mergers and the Market for Corporate Control, 73 J. POLIT. ECON 110 (1965).
[52]

Id.; see also Frank Easterbrook & Daniel Fischel, The Proper Role of a Target’s Management in Responding to a Tender Offer, 94 HARV. L. REV. 1161, 1173–74 (1981) (explaining the importance of management passivity in response to a takeover so that economic resources can be directed to their highest valued use).

[53]	Zohar Goshen & Assaf Hamdani, Corporate Control and Idiosyncratic Vision, 125 YALE L.J. 560 (2016).
[54]	Id. at 565 (emphasis omitted).
[55]	Id. at 560.
[56]	Id.
[57]	Id. at 595–96.
[58]

Id. at 596–97; see also Byung Hyun Ahn, Jill Fisch, Panos N. Patatoukas & Steven Davidoff Solomon, Synthetic Governance, 2021 COLUM BUS. L. REV. 476 (documenting benefits to minority shareholders from dual-class shares).

36. The finance literature has noted that a large blockholder can enhance firm value by controlling managerial agency costs.59 Professors Ron Gilson and Alan Schwartz have similarly argued that majority shareholders can provide efficient monitoring of management, and that allowing controllers to obtain private benefits of control creates an incentive for such monitoring.60 Furthermore, the majority shareholder’s economic stake is likely to align their interests with those of the minority shareholders regarding operational decisions.61 As Professor Albert Choi observes, concentrated ownership can enhance long-term firm value even in circumstances in which a controlling shareholder is able to extract private benefits of control.62

37. Nonetheless, the presence of control can create opportunities for private expropriatory gain by the controller. An extensive literature explores the risks of “tunneling,” which refers to the diversion of corporate assets to the controller.63 Control can be economically beneficial, but it can also lead to undue and excessive gains for the controller at the expense of other shareholders. Additionally, dual-class stock structures can have externalized effects caused by unanticipated actions by the controller later on. For example, CBS and Viacom experienced significant disruption during a proposed merger due to the conflicts between Shari Redstone, who had effective control through dual-class stock over both companies, and the CBS board of directors.64 The conflict potentially harmed employees, suppliers, and other non-shareholder constituents.

38. Professor Ronald Gilson contextualizes this potential harm by noting that shareholder control represents a trade-off. He explains that “a controlling shareholder may police the management of public corporations better than the standard panoply of market-oriented techniques employed when shareholdings are widely held.”65 One reason is that “[b]ecause she holds a large equity stake, a controlling shareholder is more likely to have the incentive either to monitor managers effectively or to manage the company itself and, because of proximity and lower information costs, may be able to catch problems earlier.”66 At the same time, however, Professor Gilson observes that controlling shareholders can also appropriate corporate assets for their own private pecuniary gains.

39. Thus, a controlling shareholder can offer net benefits to a company and its minority shareholders. However, there is a real risk that this control may be abused, particularly to provide inappropriate expropriatory gain—a risk that can be mitigated by the laws of the company’s jurisdiction of incorporation. Like the complexities encountered in reincorporation studies, this is a decision influenced by the controller, the controller’s vision, and the unique characteristics of the company and its governance, including the jurisdiction of incorporation’s legal framework. These factors must be assessed by the board of directors under its duty of care, who are responsible for acting in the best interests of the company and its shareholders.

[59]

See, e.g., Ronald J. Gilson & Jeffrey N. Gordon, Doctrines and Markets: Controlling Controlling Shareholders, 152 U. PA. L. REV. 785, 786 (2003) (“The presence of a controlling shareholder reduces the managerial agency problem, but at the cost of the private benefits agency problem. Non-controlling shareholders will prefer the presence of a controlling shareholder so long as the benefits from reduction in managerial agency costs are greater than the costs of private benefits of control.”).

[60]	Ronald J. Gilson & Alan Schwartz, Corporate Control and Credible Commitment, 4 INT’L REV. L. ECON. 119, 122–23 (2015).
[61]	Id.
[62]	Albert H. Choi, Concentrated Ownership and Long-Term Shareholder Value, 8 HARV. BUS. L. REV. 53 (2018).
[63]

See Yong Lim & Geeyoung Min, Competition and Corporate Governance: Teaming Up to Police Tunneling, 36 NW J. INT’L L. & BUS. 267, 269 (2016) (describing tunneling as “a well-known ailment in the corporate governance pathology”).

[64]

Chloe Aiello, CBS Fight is ‘The Beginning of the End’ of Dual-Share Structures, Says Former NBCUniversal CEO, CNBC (May 18, 2018), https://www.cnbc.com/2018/05/18/ex-nbc-ceo-cbs-fight-is-the-beginning-of-the-end-of-dual-share-structures.html.

[65]	Ronald J. Gilson, Controlling Shareholders and Corporate Governance: Complicating the Comparative Taxonomy, 119 HARV. L. REV. 1641, 1651 (2006).
[66]	Id. at 1651.

B. The Economic Value of Dual-Class Stock

40. The general conclusions I make from a review of the literature on controlling shareholders are ultimately supported by the subset of literature studying dual-class stock. As an initial matter, the literature studying the value of dual-class stock is mixed and conflicting. A number of earlier studies of dual-class firms have found that dual-class stock is value-decreasing.67 However, a conflicting strand of research has identified potential value-increasing attributes of the dual-class structure.68 This literature attributes value to dual-class in certain circumstances, including when there is information asymmetry between shareholders69 or shareholders with a short-term focus.70 Other studies have found that dual-class allows firms to cement long-term relationships with other constituencies and to make long-term investments.71 One working paper found that the bigger the wedge between voting and cash flow rights, the higher the quality of financial reporting in order to attract lower vote shareholders.72 However, Professors Masulis, Wang, and Xie found that the increased wedge between insiders’ control and cash-flow rights results in lower firm valuation. 73

41. Recent research has found that dual-class stock can be beneficial. Most recently, an MSCI study found that issuers with unequal voting rights outperformed the market over a ten-year period.74 Relatedly, Professors Ahn, Fisch, Patatoukas, and I created a new governance-based index, the Dual Index, which selected portfolio companies on the basis of a dual-class voting structure and included dual-class companies post-Google IPO. We then compared the performance of these corporations to various benchmarks and found that dual-class companies created superior economic value relative to non-dual-class companies.75 The value of this finding, as well as the MCSI study, is to examine more modern dual-class structures over the longer term.

42. These studies are not only conflicting, but in many cases, they suffer from limitations similar to those found in incorporation and reincorporation studies. The primary issue with empirical research of dual-class stock is—

[67]

See, e.g., Henry DeAngelo & Linda DeAngelo, Managerial Ownership of Voting Rights: A Study of Public Corporations with Dual-classes of Common Stock, 14 J. FIN. ECON. 33 (1985); Ronald C. Lease, John J. McConnell & Wayne H. Mikkelson, The Market of Control in Publicly-Traded Corporations, 11 J. FIN. ECON. 439 (1983); Tatiana Nenova, The Value of Corporate Voting Rights and Control: A Cross-Country Analysis, 68 J. FIN. ECON. 325 (2003); Luigi Zingales, Insider Ownership and the Decision to Go Public, 62 REV. ECON. STUD. 425 (1995). Notably, however, these studies focused primarily on family-owned and media companies, which are very different from the technology companies that have adopted dual-class structures more recently.

[68]	See Lucian Arye Bebchuk, Why Firms Adopt Antitakeover Arrangements, 152 U. PA. L. REV. 713, 714–17 (2003).
[69]	Armen A. Alchian & Harold Demsetz, Production, Information Costs, and Economic Organization, 62 AM. ECON. REV. 777, 783 (1972).
[70]

Jeremy C. Stein, Takeover Threats and Managerial Myopia, 96 J. POL. ECON. 61, 61–64 (1988); Jeremy C. Stein, Efficient Capital Markets, Inefficient Firms: A Model of Myopic Corporate Behavior, 104 Q.J. ECON. 655, 661–65 (1989).

[71]

See DeAngelo & DeAngelo, supra note 67, at 35; Jean-Jacques Laffont & Jean Tirole, Repeated Auctions of Incentive Contracts, Investment, and Bidding Parity with an Application to Takeovers, 19 RAND J. ECON. 516, 530–31 (1988); Andrei Shleifer & Lawrence H. Summers, Breach of Trust in Hostile Takeovers, in CORPORATE TAKEOVERS: CAUSES AND CONSEQUENCES 33, 40–41 (Alan J. Auerbach ed., 1988).

[72]	Rimona Palas, Dov Solomon, Dalit Gafni & Ido Baum, Does Wedge Size Matter? Financial Reporting Quality and Effective Regulation of Dual-Class Firms, 54 FIN. RESEARCH LETTERS (June 2023).
[73]	Ronald W. Masulis, Cong Wang & Fei Xie, Agency Problems at Dual-Class Companies, 64 J. FIN. 1697, 1698 (2009).
[74]

See Dimitris Melas, Putting the Spotlight on Spotify: Why Have Stocks with Unequal Voting Rights Outperformed?, MSCI (Apr. 3, 2018), https://www.msci.com/www/blog-posts/putting-the-spotlight-on/0898078592.

[75]	Byung Hyun Ahn, Jill E. Fisch, Panos N. Patatoukas & Steven Davidoff Solomon, Synthetic Governance, 2021 COLUM. BUS. L. REV. 476, 482 (2022).

once again—selection effects: companies that adopt dual-class structures often differ significantly from those with single-class structures.76 More specifically, companies with strong governance and value creation mechanisms may choose dual- class structures to cement ties with other constituencies and truly plan for the long-term. Conversely, companies with weaker governance or poorer performance may adopt dual-class structures to shield their boards and executives from accountability. In either case, to date, no empirical study has fully disentangled these effects or addressed this selection bias. Additionally, most studies of the time-based effects of dual-class stock focus on firms before the Google IPO, although, and as I noted above, some post-Google IPO research suggests that dual-class structures can promote long-term value.

43. Ultimately, the findings from studies on dual-class stock, similar to those on controllers generally, do not provide a definitive answer on whether dual-class stock is harmful or beneficial to a company in either the short-term or long-term (though indications suggest it can be beneficial). Instead, a review of the academic literature concludes that economic assessments of dual-class stock should be made on a case-by-case basis by the Board, under its duty of care, to determine what is in the best interests of the company and its stockholders. Both Delaware and Nevada recognize the potential benefits of dual-class stock and permit its adoption under specific circumstances.

VI. ANALYSIS OF NEVADA AND DELAWARE INCORPORATION AND REINCORPORATION

44. In evaluating a Potential Reincorporation, the Board can consider the current landscape of publicly traded corporations in Nevada. As mentioned earlier, a non-trivial number of publicly traded firms are now incorporated in Nevada. Table 1 lists 30 Nevada-incorporated companies with a current equity market capitalization of at least $500 million. Notably, 25 of these companies have market caps of at least $1 billion and span various industries, including AutoZone, Inc., Las Vegas Sands Corp, DraftKings Inc., Tenet Healthcare Corp., and U-Haul Holding Company.

45. In addition to considering the Nevada ecosystem, the Board may also want to assess the current market for reincorporations. I hand-collected a sample of proposed U.S. domestic reincorporations based on shareholder proxy proposals from January 1, 2021, through August 19, 2024. This sample of 41 reincorporation proposals is listed in Table 2 and includes several multi- billion-dollar companies such as Tesla, Polaris, and TripAdvisor. Notably, 17 of these proposals involved moves to Nevada, representing 41% of the total sample.77

46. As I noted above in Section IV, recent academic studies have found no premium associated with Delaware incorporation, and in some cases, such a premium may even be negative for controlled companies. To provide further information on this issue to the Board, I conducted case studies of the five reincorporations out of Delaware involving companies with a market capitalization of at least $200 million. These companies are Tesla, Inc., Fidelity National Financial, Inc., TripAdvisor, Inc., Cannae Holdings, Inc., and Rezolute, Inc.

47. Four out of five, or 80%, of these involved proposed moves to Nevada. The other reincorporation involved Tesla’s proposed reincorporation to Texas. I considered the time series of valuation implications for these firms, reviewing three months prior to the proxy proposals through up to six months after the proposals. Consistent with the academic literature discussed above, there is no observable relationship between the valuations of these firms and their reincorporations. In other words, over the longer term, none of the stock prices of these companies showed a significant change in premium following the disclosure of a reincorporation proposal. Additionally, I noted the case of Microsoft’s reincorporation; in 1993, Microsoft reincorporated from Delaware to Washington and has since grown into a company with a market capitalization of three trillion dollars.

[76]

For a discussion of the problem of selection effects in the study of dual-class firms, see, e.g., Martjin Cremers, Beni Lauterbach & Anete Pajuste, The Life-Cycle of Dual-class Firm Valuation, 13 REV. CORP. FIN. STUD. 459 (2024).

[77]	The reincorporation proposal for Fidelity National Financial failed to pass.

48. When reviewing stock prices, it is important to recognize that short-term fluctuations may not fully reflect the firm’s overall value or its long-term prospects. Stock prices might not always accurately represent the efficient market where all material information is disclosed. Instead, they may reflect partial information or provide an inefficient assessment of the company’s long-term value. Delaware law acknowledges this principle by focusing on the board’s responsibility to determine what is in the company’s long-term best interests, regardless of short-term stock price movements.

49. Ultimately, the decision on how to assess the wealth effects of a decision rests with the Board, and in certain cases, the shareholders. The Board, under its duty of care and acting in the best interests of the company and its shareholders, determines the scope of valuation factors and overall assessment. Thus, while these stock price reactions analyzed provide insights into market reactions to reincorporation, they should be evaluated in the context of The Trade Desk’s unique attributes and long-term interests.

VII. THE POLICY CHOICES IN NEVADA AND DELAWARE LAW

50. In this Section, I review certain provisions of Nevada and Delaware law cited in academic and corporate governance literature as being substantively different and potentially relevant to a Potential Reincorporation. I also examine the role of Delaware courts and their substantial body of precedent in any Potential Reincorporation decision.

51. I understand that the Board’s legal counsel will also be reviewing these legal differences with the Board. Therefore, my focus is on the underlying policies and theories behind these differences and the laws generally. This information is intended to assist the Board in making informed policy choices regarding these laws and governance arrangements, ensuring they align with the best interests of the Company and its shareholders in the context of the Potential Reincorporation.

52. In reviewing these differences and the underlying policy choices, I offer some additional general observations. First, Nevada and Delaware corporate law is largely similar with respect to many governance rights, including economic rights associated with holding common stock. Where differences exist, the Board can assess whether these differences can and should be addressed in the company’s charter and bylaws by adopting specific provisions or choosing to opt into or out of certain state laws. Indeed, both states highly value the ability of companies to reorder corporate governance rules in their charter and by-laws.78 Second, the differences between Nevada and Delaware law, often cited in the literature, stem from each state’s policy choices.79 In other words, academic theory suggests that no state has a wholly “correct” approach to corporate governance, and

[78]

See Leo E. Strine, Jr., Breaking the Corporate Governance Logjam in Washington: Some Constructive Thoughts on a Responsible Path Forward, 63 BUS. LAW. 1079, 1098–99 (2008) (“That is corporate law apple pie and motherhood, with the kind of private ordering that is central to the American form of corporate lawmaking being preeminent in the outcome. That is, the market . . . will have the most important role in establishing the norms, with flexibility for particular corporations to deviate from those norms in ways that work for them.”).

[79]	See Couture, supra note 13, at 4–5:

Drawing from Nevada and Delaware’s different choices about the appropriate balance of the competing policies underlying corporate law, I also offer a broader perspective on the policies underpinning Nevada corporate law. In short, across the board, Nevada—to a greater degree than Delaware—prioritizes the policy goals of minimizing the negative impacts of potential monetary liability on officers and directors (such as disincentivizing qualified individuals from serving or making risky decisions) over the competing policy goals of deterring breaches of fiduciary duty, compensating shareholders and corporations for fiduciaries’ breaches, and incentivizing minority-shareholder protections. One would expect shareholders to include these potential benefits and risks when deciding whether to invest in Nevada corporations and, if so, when valuing the shares. Ultimately, investors will decide whether the balance that Nevada has struck, albeit divergent from Delaware’s, is an attractive balance of the countervailing policies underlying corporate law for some firms and, if so, at what price.

Nevada and Delaware have adopted different policies reflecting their distinct perspectives. Finally, commentators have mischaracterized the scope and effect of Nevada law. While there is substantial public literature comparing Nevada and Delaware law, my review of this literature finds that, in many cases, Nevada law and particularly its approach to director fiduciary duties and exculpation is misrepresented.

A. Governance Rights

53. The corporate laws of Delaware are codified in the Delaware General Corporation Law (the “DGCL”), while Nevada’s corporate laws are found in the Nevada Revised Statutes (“NRS”). Although both states’ corporate rights are further interpreted by their respective courts, Nevada’s legal framework is more statutorily focused. As I noted above, governance rights are largely similar in both states. For instance, both Delaware and Nevada have comparable rules regarding classified boards, charter and bylaw amendments, blank check preferred stock, stock buybacks, and dividends. However, there are frequently cited differences between the laws of these two states, which I review below.

1. Business Judgment/Fiduciary Duties

54. Both Delaware and Nevada take the same general approach to board governance and fiduciary duties. More specifically, both states have adopted the business judgment rule.80 While board decisions are subject to the protection of the business judgment rule, this rule can be rebutted if a breach of fiduciary duty is alleged. In this regard, both states apply broadly similar fiduciary duties to directors and officers, which encompass the duty of care and the duty of loyalty. These impose an obligation for directors and officers “to exercise their respective powers in good faith and with a view to the interests of the corporation.”81 By imposing these fiduciary duties, both Delaware and Nevada have made a policy choice to apply a set of default rules (i.e., fiduciary duties) to directors and officers, duties which set forth a course of appropriate conduct in the governance of the firm. However, while Delaware’s fiduciary duties are common law and defined by courts through case law, in Nevada, the fiduciary duties of directors and officers of Nevada corporations are codified in the NRS.82

55. However, as previously noted, the Nevada legislature has adopted a so-called constituency statute.83 This statute, which has been adopted in other states (but not Delaware), allows a board, in the exercise of its fiduciary duties, to consider the long-term and short-term interests of the company, the economy generally, as well as the interests of other constituencies of the corporation, such as “employees, suppliers, creditors, and customers.”84 This represents a policy decision by Nevada to allow a board to consider not just shareholder interests, but all stakeholder interests in the exercise of fiduciary duties. In contrast, while it is a debated question in Delaware, many believe that Delaware has adopted a board duty to maximize shareholder value, at least in the case where there is a sale of the company.85

2. Rebutting the Business Judgment Rule

56. Delaware and Nevada have different standards for rebutting the business judgment rule. Under Delaware law, a shareholder plaintiff has the “burden of providing evidence that directors, in reaching their challenged decision, breached” their fiduciary duties.86 If the rule is successfully rebutted, “the burden shifts to the defendant

[80]

See NEV. REV. STAT. § 78.138(3) (2022) [hereinafter NRS] (“[D]irectors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation.”).

[81]	See NRS § 78.138(1) (2022).
[82]	Id. § 78.138(7).
[83]	Id. § 78.138.
[84]	Id.
[85]	See Jill E. Fisch & Steven Davidoff Solomon, Should Corporations Have A Purpose?, 99 TEX. L. REV. 1309, 1327–29 (2021).
[86]	Cede & Co. v. Technicolor, Inc., 634 A.2d 345 (Del. 1993), decision modified on reargument, 636 A.2d 956 (Del. 1994).

directors, the proponents of the challenged transaction, to prove to the trier of fact the ‘entire fairness’ of the transaction to the shareholder plaintiff.”87 Entire fairness is an exacting standard that requires that the court review the transaction both for fair price and fair dealing.

57. In contrast, Nevada provides that a director or officer will only be liable for a breach of fiduciary duty where “(1) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (2) such breach involved intentional misconduct, fraud or a knowing violation of law.”88 This standard does not incorporate the “entire fairness” test adopted in Delaware, including in cases of freeze-out transactions.89 Instead, Nevada “requires the plaintiff to both rebut the business judgment rule’s presumption of good faith and show a breach of fiduciary duty involving intentional misconduct, fraud, or a knowing violation of the law.”90

58. Thus, both states support the protection and deference of board decisions in the absence of a breach of fiduciary duty. However, Nevada has made the policy decision to require a higher showing of “intentional misconduct, fraud, or a knowing violation” to rebut the business judgment rule, compared to Delaware’s requirement of proving “entire fairness.” This policy reflects Delaware’s policy decision that the costs of this standard are necessary to deter wrongful conduct, while Nevada’s approach grants greater deference to board decisions, thereby allowing boards potentially more freedom to make good faith decisions and reduce costs associated with frivolous lawsuits.

3. Exculpation

59. Both Nevada and Delaware permit a company to exculpate directors and officers from breaches of fiduciary duty. In 1986, Delaware enacted DGCL § 102(b)(7), authorizing the inclusion of exculpatory provisions in corporate charters.91 In 1987, Nevada enacted its own exculpatory statute, authorizing the inclusion of exculpatory provisions in corporate charters.92 While corporations must opt into Delaware’s exculpation statute, Nevada’s exculpation statute applies by default unless a corporation opts out.

60. If a director or officer has been found to breach their fiduciary duties, they can be liable for monetary damages to the corporation. However, both Nevada and Delaware have taken steps to allow exculpation by the company of officers and directors for monetary damages. In other words, a company in either state can elect to remove the prospect of personal liability for these directors and officers. In Delaware, this option is an opt-in, meaning companies need to specifically elect in their certificate of incorporation to provide such exculpation, while in Nevada, this option is an opt-out, meaning companies automatically exculpate their officers and directors unless they elect otherwise in their certificate of incorporation. Either way, the scope of exculpation for officers and directors is ultimately determined by the company itself, which acts through its board and shareholders.

61. The policy reasons behind the adoption of exculpation statutes in both states are similar. These states have decided that the deterrence threat of personal monetary liability for officers and directors can be outweighed by the economic harm to the company of such a prospect. More specifically, exculpation of directors and officers protects these individuals from personal liability for their decisions. This policy choice is important because this protection allows directors and officers to act in the best interests of the company and make decisions without fear of potentially bankrupting personal liability. Exculpation also provides protection from frivolous lawsuits against directors and officers by theoretically forestalling such suits, at least in some circumstances.

[87]	Id.
[88]	NRS § 78.138 (7).
[89]	Guzman v. Johnson, 483 P.3d 531, 537 (2021).
[90]	Id.
[91]	DEL. CODE ANN. tit. 8, § 102(b)(7) (West 2023) [hereinafter DGCL].
[92]	NRS § 78.138(7).

62. The ability to exculpate directors is often cited as a key reason for the recent preference for Delaware incorporation. For instance, Professor Sanga’s significant study on Delaware incorporation trends found that the adoption of DGCL 102(b)(7) was “responsible for making Delaware a more attractive corporate domicile.”93

63. Beyond the underlying policy, there is considerable discussion about the differences between the scope of Delaware’s and Nevada’s exculpation statutes. Some academics argue that the differences in Nevada’s statute allow for undue or inappropriate behavior by directors and officers.94 However, my review of each state’s exculpation statutes and relevant case law reveals substantial overlap. Both Delaware and Nevada statutes allow exculpation for breaches of the duty of care. Regarding the duty of loyalty, neither state exculpates breaches involving “subjective bad faith,” defined as “an actual intent to do harm.” While Delaware does not exculpate conduct involving “bad faith,” Nevada law also appears to exclude such conduct from exculpation, though it lacks explicit clarity.95 The primary difference between the statutes is that Delaware does not exculpate breaches of the duty of loyalty made in good faith, whereas Nevada does.

64. A recent paper by Professor Wendy Gerwick Couture entitled Nevadaware Divergence in Corporate Law,96 explores the differences in Nevada and Delaware exculpation statutes and concludes that these and other changes are “law—but also about each state’s balance of the competing policies underlying corporate law.”97 She also argues that “the only divergence with respect to the scope of exculpation is Delaware’s non-exculpation of good faith breaches of the duty of loyalty, such as interested transactions that are not entirely fair.”98

65. Ultimately, these differences, as Professor Couture notes, reflect a policy choice by Nevada to allow the potential for exculpation for good faith breaches of loyalty, which is seen as being in the company’s best interests. This approach is designed to provide directors with greater freedom to make decisions in good faith while reducing litigation costs associated with frivolous lawsuits.

4. Controlling Shareholders

66. In applying fiduciary duties to controlling shareholders, Delaware has a well-developed body of law, while Nevada has yet to address a number of significant issues related to controllers. Thus, it is uncertain at this time how far Delaware and Nevada may diverge on regulating controller transactions. I start by discussing Delaware law.

67. Over the past decade, Delaware case law has evolved to subject decisions by corporations with a controlling shareholder to rigorous judicial scrutiny, regardless of the type of transaction.99 In Delaware, a controlling shareholder may be viewed as owing fiduciary duties to the corporation even when acting solely in its capacity as a shareholder. Moreover, board decisions in which the shareholder has received a non-ratable benefit (even decisions in which that benefit does not come at the expense of the minority shareholders and is non-quantifiable) will be subject to entire fairness review.100 In a number of cases decided in the last few years,

[93]	Sarath Sanga, Network Effects in Corporate Governance, 63 J. LAW AND ECON. 1, 4 (2020).
[94]	DGCL § 102(b)(7); NRS § 78.138(7).
[95]	DGCL § 102(b)(7); NRS 78.138(7); see also Couture, supra note 13.
[96]	Couture, supra note 13.
[97]	Id. at 4.
[98]	Id. at 5.
[99]	See generally Jill Fisch & Steven Davidoff Solomon, Control and its Discontents (forthcoming) (draft dated Aug. 18, 2024) (tracing and analyzing this development).
100

In re Sears Hometown & Outlet Stores, Inc. S’holder Litig., 309 A.3d 474, 514 (Del. Ch.), modified on reargument, (Del. Ch. 2024) (“Since 1994, Delaware law has deemed the business judgment rule rebutted and applied the entire fairness test ab initio to any transaction between the corporation and a controlling stockholder in which the controller receives a non-ratable benefit. When entire fairness governs, the defendants must establish “to the court’s satisfaction that the transaction was the product of both fair dealing and fair price.”).

Delaware courts have taken a very broad approach to defining what is considered a non-ratable benefit to a controller. Thus, Delaware has found such a benefit to exist in quantifiable transactions, such as in a freeze-out transaction or a compensation decision for the controller, but recent cases have expanded the scope of unique benefit beyond quantifiable economic consideration. For example, in the TripAdvisor case, the Delaware court held that the non-ratable benefit to the controller in a reincorporation from Delaware to Nevada was the protection from litigation for the controlling shareholder and a reduction in the litigation rights of the minority shareholders.101 The holding of TripAdvisor (which is on appeal) thus can be interpreted to mean that any transaction in which the controller obtained a benefit (quantifiable or otherwise) would be subject to entire fairness review.

68. In order to avoid entire fairness review in any such transaction involving a controller, the Delaware courts permit a company to adopt cleansing mechanisms known as MFW procedures. More specifically, to obtain MFW cleansing, the transaction must meet the following six requirements:

•	The controller conditions the procession of the transaction on the approval of both a special committee of the board and a majority of the minority stockholders;

•	The special committee is disinterested and independent;

•	The special committee is empowered to freely select its own advisers and to say no definitively to the proposed transaction;

•	The special committee meets its duty of care;

•	The vote of the minority is informed.

•	There is no coercion of the minority.102

69. On its face, the MFW standards are more extensive than cleansing procedures adopted by Delaware in other areas, such as transactions with officers and directors, which only require approval by the disinterested directors or the disinterested shareholders in a vote.103 Moreover, since 2015, Delaware has imposed the requirements for this stricter MFW standard on an increasing number of situations involving controllers—a phenomenon referred to by academics and practitioners as “MFW creep.”104

70. If the MFW procedures are adhered to, a transaction will receive business judgment deference instead of entire fairness review. MFW thus requires that for a corporate decision to receive business judgment review, it must be conditioned, up front on approval, by a disinterested independent committee that fulfills its duty of care and an uncoerced, informed vote by a majority of the minority shareholders.105 The policy goal of MFW is to mimic arms-length bargaining and provide protection to minority shareholders from potentially expropriatory actions by a controller.

101	Palkon v. Maffei, 311 A.3d 255 (Del. Ch. 2024), cert. denied, No. 2023-0449-JTL, 2024 WL 1211688 (Del. Ch. Mar. 21, 2024).
102	Kahn v. M & F Worldwide Corp., 88 A.3d 635 (Del. 2014).
103	See DGCL § 144.
104	See generally Jill Fisch & Steven Davidoff Solomon, Control and its Discontents (forthcoming) (draft dated Aug. 18, 2024) (tracing and analyzing this development).
105

Olenik v. Lodzinski, 208 A.3d 704, 715 (Del. 2019); see also Christopher B. Chuff, Joanna J. Cline & Matthew M. Greenberg, MFW Pitfalls: Bypassing the Special Committee and Pursuing Detrimental Alternatives, HARV. L. SCH. FORUM ON CORP. GOV. (June 30, 2020), https://corpgov.law.harvard.edu/2020/06/30/mfw-pitfalls-bypassing-the- special-committee-and-pursuing-detrimental-alternatives/.

71. The scope of MFW procedures’ implementation also appears to be evolving, with some academic and practitioner literature suggesting that compliance with MFW can be complex and time-consuming. Some of the complexities in adhering to the MFW procedures, identified by academics and practitioners, include:

•

MFW requires that MFW procedures be established ab initio. However, determining the start of a transaction with a controller, such as a compensation decision, can be difficult outside the freeze-out context.

•

The Delaware Supreme Court has recently ruled that a transaction will not receive the protection of MFW unless the entire special committee is independent.106 However, director independence is a complex and fact-dependent analysis that can be litigated after the decision is made.

•

There is a requirement that the shareholder vote be informed. However, corporate law commentators are well familiar with plaintiffs’ willingness to challenge virtually any corporate disclosure as inadequate,107 and there is no reason to believe that the disclosures in connection with the MFW shareholder vote will be immune from those challenges. This can create another litigation claim where plaintiff shareholders attempt a gotcha moment to find a single non-disclosure which can make the company MFW non-compliant.

72. My point in highlighting these critiques is not to make a normative judgment about the policy choice to adopt these standards or their appropriateness. Instead, I aim to emphasize that under the current system, a company is increasingly faced with the decision to comply with MFW procedures in a growing number of transactions that could involve a controller. If the company does not comply, it will face the prospect of litigation where the “entire fairness” of the controller transaction will be litigated. This can be costly and time-consuming and result in the controller transaction being judicially rejected years later. Conversely, a company can comply with MFW procedures, but this choice will also be litigated, including the disclosure and the independence of the special committee directors. If the company is found to have failed to comply with all of the elements of MFW, the directors and controller will then have to face extended litigation to prove that the transaction was entirely fair.

73. Uncertainty about whether a court will determine that a corporation has complied adequately and apply the MFW safe harbor likely explains the failure of many corporations to use cleansing mechanisms for transactions with controllers despite their availability, presumably anticipating that an attempt at compliance will not meaningfully reduce their risk of litigation.108 These corporations may view entire fairness review as a less risky alternative compared to the costs and potential litigation associated with MFW and its predecessors. In many cases, a company may even forgo the transaction entirely to avoid the costs of either MFW or entire fairness.

106

Notably this reflects a change from prior law. See City Pension Fund for Firefighters and Police Officers v. The Trade Desk, Inc., 2022 Del. Ch. LEXIS 183, *29–30 (Del. Ch. 2022) (rejecting plaintiff’s challenge to the independence of the special committee where plaintiff did not “meaningfully challenge” the independence of two of the three committee members).

107

See, e.g., Jill E. Fisch, Sean J. Griffith & Steven Davidoff Solomon, Confronting the Peppercorn Settlement in Merger Litigation: An Empirical Analysis and a Proposal for Reform, 93 TEX. L. REV. 557, 558 & n.4, 559 (2015) (describing the ubiquity of challenges to the adequacy of merger disclosures and arguing that, although the challenges frequently result in corrective disclosures, those disclosure do not provide meaningful value to shareholders).

108

See, e.g., Meredith Kotler, Ethan Klingsberg & Marques Tracy, Maybe Entire Fairness Review Isn’t So Bad After All: Lessons from BGC Partners and Other Recent Controlling Shareholder Transactions, FRESHFIELDS (Sept. 9, 2022), https://blog.freshfields.us/post/102hwqh/maybe-entire-fairness-review-isnt-so-bad-after-all-lessons-from-bgc-partners-a (“While the business judgment rule undoubtedly remains appealing to many controlling stockholders, there may be reasons why some may choose not to go down the MFW path and instead embrace entire fairness review.”). In addition to uncertainty about whether the safe harbor will be available, corporations may wish to retain greater flexibility in negotiating or fear the uncertainty of a majority of the minority vote. Id.

74. Thus, the policy choice made by Delaware in recent years has focused on heavily scrutinizing broadly-defined controller transactions. This may create an economic benefit by ensuring that a controller does not expropriate wealth from the minority stockholders. Conversely, the requirement to comply with these procedures may cause a company to forgo beneficial corporate transactions with controllers and otherwise forestall a controller from acting to the benefit of the corporation and its stockholders. It also imposes additional costs in terms of litigation and procedural compliance which Delaware has deemed are outweighed by the policy choice of heavily policing controller activities.

75. In the case of Nevada, “[a] majority shareholder owes minority shareholders fiduciary duties distinct from the fiduciary duties directors owe.”109 However, while the Nevada courts have acknowledged the existence of controller fiduciary duties, the scope and application of such duties is an open question in Nevada. More specifically, Nevada courts have held that controller fiduciary duties apply in freeze-out transactions—transactions where the controller acquires the minority interest. This is the same approach that Delaware has taken.110

76. Outside of the freeze-out context, my review of Nevada case law finds that the Nevada courts have yet to consider the full scope of fiduciary duties as they apply to other controller transactions. In particular, Nevada courts have yet to consider whether the Delaware rule concerning non-ratable benefits applies in Nevada.

77. Nevada has not yet adopted the MFW cleansing procedures. In fact, it appears that Nevada courts have yet to fully consider what cleansing mechanism, if any, would be appropriate for controller transactions in freeze-outs, let alone for other controller transactions (to the extent these other transactions are subject to entire fairness). As one commentator has suggested, “[i]t is an open question in Nevada whether, if the merger were approved by an independent committee of directors and an informed majority of minority shareholders, the majority shareholder’s conduct would instead be governed by the business judgment rule, as it would be in Delaware.”111

78. Thus, while Delaware has made policy choices with respect to controller transactions, these issues have yet to be fully considered by the Nevada courts.

5. Mergers and Acquisitions

79. The mechanics of mergers and asset sales are similar in Nevada and Delaware, including the requirements for a shareholder vote.112 However, Delaware and Nevada may have differing fiduciary duty standards for boards regarding the sale of control of the company, while adopting similar fiduciary duty standards for defensive actions. In addition, Delaware’s and Nevada’s appraisal statutes are mostly similar, with two significant differences I review below. I also review the anti-takeover statutes in each jurisdiction.

a. Fiduciary Duty Standards in Mergers and Acquisitions

80. In Delaware the two main fiduciary duty standards applicable to takeovers are known as Revlon and Unocal duties, respectively. Under Revlon, in a sale-of-control transaction, a company’s directors must satisfy their fiduciary duties by obtaining the highest price reasonably available for the stockholders.113 Under Unocal, a board taking defensive measures must show that it had “reasonable grounds for believing that a danger to corporate policy and effectiveness existed,” that its response was not “coercive or preclusive,” and that the response was “reasonable in relation to the threat posed.”114

109	Cohen v. Mirage Resorts, Inc., 62 P.3d 720, 727–28 (2003).
110	Id.
111	Couture, supra note 13, at 50–51.
112	Umbriac v. Kaiser, 467 F. Supp. 548, 553 (D. Nev. 1979).
113	Revlon, Inc. v. MacAndrews & Forbes Holdings, Inc., 506 A.2d 173 (Del. 1986).
114	Unocal Corp. v. Mesa Petroleum, 493 A.2d 946 (Del. 1985). The Unocal test was modified in Unitrin, Inc. v. American General Corp., 651 A.2d 1361 (Del. 1995).

81. In contrast, Nevada case law initially implied that Nevada also adopted the Revlon and Unocal standards.115 However, as previously noted, the Nevada legislature has adopted a so-called constituency statute.116 Although Nevada has not definitively decided the issue, other state courts have held that a constituency statute repudiates any Revlon duties the board may have and instead allows the board to consider these other constituencies in considering a change in control of the company. Thus, while it is an open question, it is likely that a Nevada court would follow this precedent.

82. As for Unocal, the Nevada legislature has passed NRS § 78.139(1), which specifically permits a board to take defensive measures (phrased as an action which “impedes the exercise of the right of stockholders to vote for or remove directors”) if they reasonably perceive a threat to corporate policy and the imposition on the shareholder franchise is reasonable in relation to the threat.117 If directors comply with these requirements, they are protected by Nevada’s business judgment rule.

83. While Nevada and Delaware may potentially diverge on Revlon duties, it should be noted that as a policy matter, Delaware allows companies to adopt constituency provisions in their charters, and a few companies have done so.118 Moreover, so long as The Trade Desk is a controlled company, Delaware, under well-established case law, would not apply Revlon duties in a sale of the Company, though Unocal would apply in the case of defensive measures.119

b. Appraisal Rights

84. Another relevant issue in mergers and asset sales is the applicability of appraisal rights. Appraisal rights permit a shareholder—in certain change of control situations—to go to court and seek the fair value of their shares. Appraisal rights protect shareholders in change of control transactions when they disagree with the acquirer’s payment price.

85. Appraisal rights in Delaware and Nevada are largely similar in a variety of facets, including the determination of fair value.120 However, Delaware and Nevada differ in the types of transactions eligible for appraisal and the exceptions to the appraisal remedy.

115	Hilton Hotels Corp. v. ITT Corp., 978 F. Supp. 1342, 1346–47 (D. Nev. 1997):

ITT argues that Nevada does not follow Delaware case law since N.R.S. § 78.138 provides that a board, exercising its powers in good faith and with an [sic] view to the interests of the corporation can resist potential changes in control of a corporation based on the effect to constituencies other than the shareholders. However, the corporate rights provided under N.R.S. § 78.138 are not incompatible with the duties articulated in Unocal Corp. v. Mesa Petroleum Co., 493 A.2d 946 (Del. 1985), Revlon Inc. v. MacAndrews & Forbes Holdings, Inc., 506 A.2d 173 (Del. 1986) and Blasius Indus. Inc. v. Atlas Corp., 564 A.2d 651 (Del. Ch. 1988). Delaware case law merely clarifies the basic duties established by the Nevada statutes.

116	NRS § 78.138.
117	Id. § 78.139(1).
118

See, e.g., McClatchy Company, Restated Certificate of Incorporation (June 3, 2016), https://perma.cc/7TP8- PAZV (“In the consideration and approval of all policies and actions of the Corporation, the Board of Directors shall have the right to consider all relevant factors which are in the best interests of the Corporation and its stockholders, including and in addition to the financial interests of stockholders, community standards and values, the welfare of employees, and the quality and independence of the Corporation and its publishing enterprise.”); see also Ofer Eldar, The Role of Social Enterprise and Hybrid Organizations, 1 COLUM. BUs. L. REV. 92, 189 (2017) (discussing the use of charter provisions for companies to pursue social purpose).

119

See Omnicare, Inc. v. NCS Healthcare, Inc., 818 A.2d 914 (Del. 2003). There is case law which implies that Revlon duties may still apply if the sale of the company is at the behest of a controller. See Firefighters’ Pension System of the City of Kansas City v. Presidio, Inc., 251 A.3d 212, 263 (Del. Ch. 2021).

120	Couture, supra note 13, at 29.

86. In Delaware, appraisal rights apply in mergers and consolidations.121 There are no appraisal rights in asset sales.122 Nevada provides appraisal rights for mergers and consolidations, but also provides appraisal rights for reverse stock splits when there is a requirement of shareholder approval.123 Nevada also has no appraisal rights for asset sales.

87. Both the Delaware and Nevada exceptions to appraisal rights are complicated. However, generally, in Delaware, a shareholder in a publicly traded company is entitled to appraisal rights if they receive cash consideration (as opposed to publicly traded stock).124 In contrast, Nevada, consistent with a number of other states, does not allow shareholders in any publicly traded company to exercise appraisal rights, no matter the type of consideration received.125

88. Both Delaware and Nevada thus limit appraisal rights for publicly traded companies. This policy choice is based on the fact that in a transaction involving a publicly traded company, shareholders have a choice to participate in the merger or exit by selling their shares. Delaware has made the policy choice that this exception should only apply largely to transactions where shareholders receive publicly traded stock and thus can have a continuing interest in the merged company and participate in any upside stock price movement of the combined company. In Delaware, if shareholders do not want to participate in this upside, they then have the option of selling their shares in the combined company. Nevada has decided that the ability to exit through a market sale is a sufficient remedy, regardless of the consideration received in the merger.

c. Antitakeover Statutes

78. Both Delaware and Nevada law have adopted so-called business combination anti-takeover statutes. Under Delaware’s statute, certain “business combinations” with “interested stockholders” of the company are subject to a three-year moratorium unless specified conditions are met.126 In contrast, Nevada imposes a maximum moratorium of two years.127 There are other variations between the statutes, with Nevada’s being more stringent in some cases. In both states, though, corporations can opt out of these statutes in their certificate of incorporation. The Trade Desk has not opted out of Delaware’s business combination statute.

79. Nevada also has a so-called “controlling stockholder” anti-takeover statute, which restricts business combinations with interested stockholders.128 Delaware law does not have a similar provision, although Delaware corporations can adopt these restrictions in their certificate of incorporation. Under Nevada’s statute, any person who acquires a controlling interest in a corporation (as defined in the statute) may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders. Companies can opt out of this anti-takeover statute.

80. Thus, given that companies can opt out of these anti-takeover statutes in either state or adopt additional restrictions in their certificate of incorporation of a similar nature, the choice to have these provisions apply is one to be made by the Board under its duty of care, acting in the best interests of the company and its shareholders.

121	DGCL § 262.
122	Id.
123	NRS § 92A.380(2).
124	DGCL § 262.
125	NRS § 92A.380(2).
126	D.G.C.L. § 203.
127	NRS §§ 78.411 to 78.444,
128	NRS §§ 78.378 to 78.3793.

6. Special Litigation Committees

89. Another area of divergence between Delaware and Nevada is the review of the decisions of special litigation committees (SLCs). SLCs occupy a unique role in the review of derivative suits against directors and officers of the company. In a derivative suit, shareholders sue on behalf of the corporation, seeking to challenge a board of directors’ decision, or failure to take action, that has allegedly caused harm to the company. Shareholders are required either to make a demand on the corporation’s board of directors to pursue the alleged claim before filing the derivative suit, or to establish that making such a demand is futile.

90. In order to reclaim the power to direct the course of a derivative suit where the plaintiff has established demand futility, a corporation’s board of directors can create a special litigation committee to decide how to manage the litigation. SLCs are generally formed only of directors that: (i) are not personally interested in the transaction at issue and (ii) are independent. When SLCs finish their investigations, they usually issue a final report summarizing their conclusions and the basis and reasons for their findings. These reports are frequently filed with the court and, if they contain negative recommendations, may be accompanied by a motion by the SLC seeking to dismiss the litigation.

91. Delaware and Nevada differ on the review of SLC decisions. Nevada has adopted the approach put forth by the New York Court of Appeals in Auerbach v. Bennett.129 Under this approach, courts can inquire into the SLC’s independence, procedures employed, and good faith of directors, but must defer to the business judgment of the SLC in regard to the substantive decision. In contrast, Delaware employs a two-step judicial review process to review a decision of a special litigation committee. The corporation must first prove the independence, proper procedures, and good faith of the directors, and then the court may apply its business judgment to determine whether to dismiss the litigation.130

92. The difference in approaches to reviewing SLC decisions is based on the policy choice of deference to the SLC decision and the appropriate scope of judicial scrutiny. For Nevada, so long as the appropriate procedures and processes are followed, including the independence of the special committee members, the application of the business judgment rule is appropriate and consistent with general board decisions. On the other hand, Delaware has taken the approach that special precautions are necessary in this situation since the subject of the suit is the directors or officers of the company, necessitating substantive review of the SLC’s decision.

93. Regardless, in a study I previously conducted, I found that SLCs are rarely utilized. My review of public records revealed only 384 instances of SLC use nationwide over a 26-year period from January 1, 1990, to December 31, 2015—an average of about 15 instances per year. Of these, 45% (or 173 instances) involved Delaware corporations, averaging about 7 cases per year.131

7. Inspection Rights

94. Delaware and Nevada also diverge on the scope of inspection rights, which are shareholders’ rights to inspect corporate books and records.

95. Delaware’s inspection rights are set forth in DGCL § 220. This statute allows a shareholder to make a demand for books and records on the company. If such a demand complies with the procedural aspects of DGCL § 220, then the burden shifts to the corporation to establish that the inspection such stockholder seeks is for an improper purpose.132 There has been significant litigation over the scope of an “improper purpose,” but Delaware

129	Auerbach v. Bennett, 393 N.E.2d 994, 994 (N.Y. 1979).
130	Zapata v. Maldonado, 430 A.2d 779 (1981).
131	CV Krishnan, Randall Thomas & Steven Davidoff Solomon, An Empirical Study of Special Litigation Committees, 60 J. CORP. FIN. 543 (2020).
132	Michal Barzuza, Nevada v. Delaware: The New Market for Corporate Law, European Corporate Governance Institute—Law Working Paper No. 761/2024 (Mar. 4, 2024), https://ssrn.com/abstract=4746878.

courts have held that a shareholder making a demand must articulate a “proper purpose” under DGCL § 220 and a “credible basis” to infer wrongdoing133.

96. Nevada’s statute governing inspection rights is significantly more limited.134 The statute allows a stockholder of record who “owns not less than 15% of all of the issued and outstanding shares of the stock of such corporation or has been authorized in writing by the holders of at least 15% of all its issued and outstanding shares” to inspect the books of account and all financial records of the corporation. However, these rights are not available if the corporation “furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934.”135

97. The significant policy difference between Delaware and Nevada is based on each state’s view of the usefulness of such inspections. Delaware views inspection rights as a significant component of the litigation rights of shareholders, permitting them to inspect books and records in order to investigate wrongdoing. Conversely, Nevada has taken the position that for public companies, sufficient information is available in the company’s securities law filings and that otherwise limiting inspection rights can deter frivolous requests and litigation over the appropriateness of a request.

8. Corporate Governance Obligations Generally

98. My review above highlights certain similarities and differences between Nevada and Delaware law. However, while some commentators tend to focus on individual features of each state’s law, from an academic perspective, a firm’s corporate governance cannot be reduced to a single law. Instead and under academic theory, it should be assessed holistically, considering all legal differences and any modifications in the company’s charter and by-laws. The board, acting in good faith with shareholder approval, is responsible for evaluating these factors and shaping a governance regime that it deems in the best interests of the shareholders.

99. In making this choice, an entrepreneurial, high-growth company like The Trade Desk may value the ability to act quickly and decisively. Thus, in choosing among jurisdictions, as well as other corporate governance features, the Board may decide that a regime that provides greater latitude for action is better suited to the Company. Moreover, for a company that tends to be mission-driven, the existence of a constituency statute may provide the Board more latitude to take into account various stakeholder needs in fulfilling the company’s mission.

100. In assessing the choice between the Delaware and Nevada statutes, another relevant consideration is how to frame each state’s law and its interpretation within the national and state litigation environment. For example, differences in the Nevada and Delaware exculpation statutes or the burden to rebut a breach of fiduciary duties can theoretically allow different behavior by boards, though given that both states do not allow exculpation for intentional conduct, as well as bad faith, the scope and effect of this difference on board and officer conduct is debatable. The other laws I highlighted above, including SLCs, controller fiduciary duties, and inspection rights, also collectively and theoretically guide board behavior.

101. However, assessing this effect in the aggregate is made more complex by the practical reality of shareholder litigation. In this regard, one prominent academic study has found that directors are rarely, if ever, held personally liable.136 In fact, I wrote about this study in the New York Times, noting that directors are more likely

133	Id. at 28.
134	NRS § 78.257
135	Id.
136	Bernard S. Black, Brian R. Cheffins and Michael D. Klausner, Outside Director Liability. 58 STANFORD L. REV. 1055 (2006).

to be struck by lightning than be held personally liable.137 If director liability is indeed quite rare, then what is the impact of the differences between the two states, noted above, on guiding behavior?

102. One consideration is that there is a difference between the ultimate outcome of litigation and the ability to litigate itself. More specifically, shareholder class action litigation against officers and directors is ubiquitous in Delaware despite the existence of the business judgment rule and exculpation clauses. In this regard, I do not survey shareholder litigation in Nevada, but I note that anecdotally it is fairly common against public companies. Again, Nevada companies are smaller and so a comparison would be with larger Delaware firms. However, there have also been significant settlements. For example, litigation against Wynn Resorts, Ltd., survived a motion to dismiss in Nevada state court based on allegations concerning a pattern of sexual harassment.138 The case later settled for a $41 million cash payment and corporate governance reforms.139 The fact that there is significant litigation in Nevada highlights that the ability to bring shareholder litigation may be more important than a judgment at trial in such litigation. This may render many of the distinctions in Delaware and Nevada law less relevant.

103. Even if directors and officers are not held personally liable, litigation involves other costs, including reputational risk and distraction. To some extent these are unquantifiable costs on directors and officers, but the board may decide that the potential of litigation has similar effects in terms of guiding board conduct against breaches of their fiduciary duties, and thus the risk of such litigation is appropriate. Because of this, and given that the actual liability of directors is unlikely in either jurisdiction, a board may conversely decide to adopt corporate governance provisions that address these litigation costs.

104. In assessing these costs, the Board should be aware that given the risks of trial and personal liability, most derivative cases alleging breach of fiduciary duty settle. In such a scenario, the costs are typically borne by D&O insurance. Thus, in assessing the laws of Delaware and Nevada, there is a policy choice regarding the effect of each on director and officer conduct. However, there is also a policy choice regarding whether frivolous litigation is more likely in one state or the other due to the combination of laws. In this regard, considerations include the costs of D&O insurance in each state (due to litigation risks) as well as the costs of litigation, including the time spent on such litigation.140 The risk of ultimate liability on officers and directors is also another factor the Board may deem relevant to its decision.

B. Courts and Case Law

105. In assessing a Potential Reincorporation, another consideration is the quality of the state’s judiciary and the body of its corporate case law. Higher-quality judges provide greater certainty in litigation, helping companies navigate legal issues more effectively. Similarly, a more extensive body of case law on a given corporate law principle offers better guidance for companies on how to address legal issues moving forward.

106. In this regard, Delaware is known for its extremely high-quality judiciary.141 The judges on the Chancery Court hear primarily corporate law cases and thus have extensive experience and knowledge of corporate law

137

Steven Davidoff Solomon, Bank of America Conflict Case Could Put a Chill on Wall St., N.Y. TIMES (Oct. 6, 2015), https://www.nytimes.com/2015/10/07/business/dealbook/bank-of-america-conflict-case-could-put-a-chill-on-wall-st.html.

138	See Barzuza, supra note 132.
139	See Final Judgment and Order of Dismissal, In re Wynn Resorts, Ltd. Deriv. Litig., No. A-18-769630-B, at 6 (Nev. Dist. Ct. Mar. 9, 2020).
140

Here, I note that after the Delaware Supreme Court issued its opinion in Smith v. Van Gorkom, 488 A.2d 858 (Del. 1985), which expanded the scope of director liability, D&O insurance premiums increased. See Randall A. Heron and Wilbur G. Lewellen, An Empirical Analysis of the Reincorporation Decision, 33 J. OF FIN. AND QUAN. ANALYSIS 549 (1998) (reviewing the literature on the insurance market and stock market reactions to Van Gorkom).

141	See Barzuza, supra note 132, at 18.

issues. Moreover, the vetting process for Delaware Chancery Court judges is widely regarded as ensuring that the judges are of the highest quality. Delaware courts are also renowned for their efficiency and ability to make prompt decisions in time-sensitive cases. Delaware judges regularly engage with the bar to stay informed about current issues, customs, and practices in corporate law, and are known for their extensive contributions to academic publications on these topics.

107. As the primary state for public company incorporation, Delaware handles a higher volume of corporate law cases. Due to this high caseload and its high-quality judiciary, Delaware is also known for having leading corporate case law.142 Other states, including Nevada, frequently look to Delaware for guidance on corporate law issues. Additionally, the greater number of decisions and the publication of unpublished decisions means that Delaware’s case law addresses more corporate law issues than any other state.

108. However, Delaware law can also be indeterminate because of its use of broad, flexible standards that are applied to individual cases in a highly fact-specific way.143 In addition, it is not uncommon for the Delaware Supreme Court to reverse decisions of the Delaware Court of Chancery. This focus on precise facts and circumstances means Delaware decisions may be less predictable in some situations. For example, the rapidly evolving legal standards for controllers in Delaware and the application of MFW procedures as a cleansing mechanism for transactions involving a controller illustrate this unpredictability.

109. In contrast, Nevada has business courts, but these judges also hear non-corporate governance related matters. Although Nevada business court judges are known for their quality, the lower volume of corporate law cases means they may not have the same level of experience as Delaware judges.

110. Due to the lower volume of cases, Nevada has less case law on corporate governance matters compared to Delaware. However, Nevada has addressed many more corporate governance issues than most states. In addition, because the Nevada corporate law is more statutorily based, Nevada does not depend on case law as much to define its corporate law regime. This statutory approach can offer more certainty in decision-making compared to Delaware’s more opinion-based regime.

111. In addition, there are unresolved corporate law issues in Nevada that Delaware has already addressed, such as whether Nevada will adopt Delaware’s Caremark doctrine for purposes of setting forth a standard for director oversight responsibilities. However, this does not imply that Nevada will necessarily diverge from Delaware. In many instances Nevada courts have specifically adopted Delaware precedent.144 Therefore, the current lack of precedent in Nevada does not mean that Nevada law will deviate from Delaware law when the issue is addressed by the Nevada courts or legislature.

112. Additionally, and perhaps alternatively, the lack of precedent in Nevada could benefit a high-growth, entrepreneurial company like The Trade Desk. It the Potential Reincorporation proceeds, The Trade Desk is poised to become one of the largest, if not the largest, companies by market capitalization to be incorporated in Nevada. Currently, there are 25 companies with a market capitalization above $1 billion incorporated in Nevada. This smaller number allows Nevada courts to tailor corporate law more precisely to these companies’ characteristics and needs. This could lead to divergence from Delaware on issues pertinent to high-growth firms, such as facilitating economically beneficial transactions with controllers without the chilling effect of additional litigation costs and uncertainty found in Delaware.

142	Id.
143

See Jill E. Fisch, The Peculiar Role of the Delaware Courts in the Competition for Corporate Charters, 68 UNIV. CINC. L. REV. 1061, 1071 (2000) (“Upon closer examination, however, Delaware law is revealed not as predictable, but rather as surprisingly indeterminate.”)

144	See Couture, supra note 13, at 8.

EXHIBIT A

QUALIFICATIONS

1. I am the Alexander F. and May T. Morrison Professor of Law at the University of California, Berkeley School of Law. I graduated from University of Pennsylvania in 1992 with a Bachelor of Arts degree. I received my J.D. from Columbia University School of Law in 1995, and a Masters of Finance from London Business School in 2005. I have been admitted to the New York bar since 1996. I am a fellow of the American College of Governance Counsel and a member of the American Law Institute and European Corporate Governance Initiative.

2. I teach or have taught classes in Business Associations, Mergers & Acquisitions (“M&A”), and Business & Accounting. In addition, I teach a seminar on Advanced Topics in Delaware with Vice Chancellor Lori Will of the Delaware Chancery Court. My academic research focuses on the intersection of law, economics, and finance with a particular focus on economic principles as applied to corporate law and governance. I have written and been published extensively on these topics. In the past years, eight of my law review articles have been selected by scholars in the field as being among the “top ten” articles published in corporate and securities law in their respective years. Additionally, I have written for other national publications, such as The Atlantic, testified before the U.S. Senate, and frequently been quoted in the national media on issues related to capital markets and disclosure. From 2007 through 2021, I also authored a regular column for The New York Times as the “Deal Professor,” which primarily focused on corporate issues.

3. Before becoming a law professor, I was a corporate attorney for almost a decade practicing at the law firms of Shearman & Sterling LLP and Freshfields Bruckhaus Deringer LLP, which was then London-based. I practiced at Shearman & Sterling from 1995 to 2002 and at Freshfields Bruckhaus Deringer from 2002 to 2004. From 2000 to 2004, I practiced in London. In my practice, I regularly represented public companies, private companies, and other firms involved in a wide array of corporate law matters. In all, I worked on over $100 billion worth of transactions. I also regularly advised corporate entities on issues associated with corporate governance.

4. Since becoming a law professor, I have regularly consulted and spoken on practical and theoretical issues involving corporate law and governance at law schools and practitioner-oriented events. I have three times been named one of the 100 most influential governance professionals and institutions in the country by the National Association of Corporate Directors. I was also named as one of the Top 10 Most-Cited Corporate & Securities Law Professors according to data prepared by Professor Brian Leiter of the University of Chicago Law School.1 I am also one of the top ten most cited academics at the University of California, Berkeley School of Law.

5. I regularly speak and lecture on matters associated with my research and experience on issues of corporate governance. I also advised the American Bar Association Subcommittee on Public Company Acquisitions in the development of a model public company merger agreement and provided detailed commentary on their model agreement. My writings are regularly relied upon by courts to decide legal cases. For example, in In re Trulia, Inc. Stockholder Litigation,2 the Delaware Court of Chancery held that it would not award a fee for a certain type of settlement in merger litigation known as “disclosure only” settlements. The court relied upon my article analyzing disclosure related to merger litigation, “Confronting the Peppercorn Settlement in Merger Litigation: An Empirical Analysis and a Proposal for Reform,”3 for this conclusion. In addition, I was an expert in the Delaware Court of Chancery matter of AB Stable VIII LLC v. MAPS Hotel and Resorts One LLC et al.4 The case

[1]

20 Most-Cited Corporate & Securities Law Faculty in the U.S., 2016-2020 (CORRECTED 10/20/21), BRIAN LEITER’S LAW SCHOOL REPORTS (Oct. 20, 2021), https://leiterlawschool.typepad.com/leiter/2021/10/20-most-cited-corporate-securities-law-faculty-in-the-us-2016-2020.html.

[2]	Decision, In re Trulia, Inc. Stockholder Litigation, 129 A.3d 884, Del. Ch. (Jan. 22, 2016).
[3]	Jill E. Fisch et al., Confronting the Peppercorn Settlement in Merger Litigation: An Empirical Analysis and a Proposal for Reform, 93 TEX. L. REV. 557 (2015).
[4]	Memorandum Opinion, AB Stable VIII LLC v. MAPS Hotel and Resorts One LLC et al., Case No. C.A. 2020-0310-JTL (Del. Ch. November 30, 2022), p. 144.

concerned a buyer attempting to renege on its purchase of a private company by claiming a material adverse change had occurred. Vice Chancellor Laster relied upon my empirical and theoretical analysis of the purchase agreement’s material adverse change clause in finding that no material adverse change had occurred. Finally, in the matter of HControl Holdings LLC et al. v. Antin Infrastructure Partners S.A.S. et al., the court relied extensively on my analysis of the drafting choices of the parties.5

6. I have also written over 50 academic articles on corporate governance, securities regulation, and M&A. My book on corporate law titled Gods at War: Shotgun Takeovers, Government by Deal and the Private Equity Implosion extensively addresses these issues in the context of the 2008 financial crisis.6 I have also edited three scholarly books on corporate law. The first of these was the two-volume Law & Economics of Mergers & Acquisitions, the second is The Research Handbook on Mergers & Acquisitions, and the third is The Corporate Contract in Changing Times: Is the Law Keeping Up? This last book extensively examined Delaware law and contained an introduction by then-Chancellor Leo Strine of the Delaware Chancery Court. I am a co-author of a casebook titled “Mergers and Acquisitions, Law, Theory, and Practice.”7 The book—in its third edition—aims to provide those involved in M&A (practitioners, and law students seeking to practice in the area) with knowledge regarding custom and practices within the transacting community, including securities law issues associated with M&A transactions.

7. Additionally, I was a director of Social Capital Suvretta Holdings Corp. IV, a SPAC quoted on the Nasdaq stock exchange. I was the chair of the SPAC’s audit, compensation, and nominating and corporate governance committees.

[5]	HControl Holdings LLC et al v. Antin Infrastructure Partners S.A.S. et al., Case No. 2023-0283 (Del. Ch. July 13, 2023), p. 6.
[6]	STEVEN M. DAVIDOFF SOLOMON, GODS AT WAR: SHOTGUN TAKEOVERS, GOVERNMENT BY DEAL AND THE PRIVATE EQUITY IMPLOSION (John Wiley & Sons, Inc., 2009).
[7]	CLAIRE A. HILL, BRIAN JM QUINN & STEVEN M. DAVIDOFF SOLOMON, MERGER AND ACQUISITIONS, LAW, THEORY, AND PRACTICES (West Academic Publishing, 3rd ed., 2023).

Table 1. Nevada-Incorporated Companies with Public Equity Market Capitalization of at Least $500 Million

N	Company Name	Ticker	Current Market Cap ($ Billions)
1	AutoZone, Inc.	AZO	$54.2
2	Las Vegas Sands Corp	LVS	$30.1
3	DraftKings Inc.	DKNG	$16.7
4	Tenet Healthcare Corp	THC	$15.0
5	U-Haul Holding Company	UHAL	$13.0
6	Celsius Holdings, Inc.	CELH	$9.7
7	Light & Wonder Inc.	LNW	$9.5
8	Wynn Resorts, Limited	WYNN	$8.5
9	AAON, Inc.	AAON	$7.4
10	Kirby Corp	KEX	$6.9
11	Boyd Gaming Corp	BYD	$5.4
12	Freedom Holding Corp	FRHC	$5.2
13	Marathon Digital Holdings, Inc.	MARA	$4.8
14	EchoStar Corp	SATS	$4.8
15	DXC Technology Company	DXC	$3.6
16	Comstock Resources, Inc.	CRK	$3.2
17	CleanSpark, Inc.	CLSK	$3.0
18	Riot Platforms, Inc.	RIOT	$2.4
19	NeoGenomics, Inc.	NEO	$2.1
20	Uranium Energy Corp	UEC	$2.0
21	First Busey Corp	BUSE	$1.5
22	Monarch Casino & Resort, Inc.	MCRI	$1.4
23	U.S. Physical Therapy, Inc.	USPH	$1.3
24	Employers Holdings, Inc.	EIG	$1.1
25	Heartland Express, Inc.	HTLD	$1.0
26	Allegiant Travel Company	ALGT	$0.7
27	Covenant Logistics Group, Inc.	CVLG	$0.7
28	Smith & Wesson Brands, Inc.	SWBI	$0.7
29	Applied Digital Corp	APLD	$0.6
30	Anavex Life Sciences Corp	AVXL	$0.5

Sources: Bloomberg (Market Cap as of Aug. 19, 2024), Compustat, Center for Research in Security Prices, SEC EDGAR.

Table 2. Proposed Reincorporations, Proxy Filings from January 1, 2021 to August 19, 2024

N	Proxy Date	Company Name	Current Ticker	From	To	Current Market Cap ($ Billions)
1	4/29/2024	Tesla, Inc.	TSLA	Delaware	Texas	$706.24
2	4/26/2024	Fidelity National Financial, Inc.	FNF	Delaware	Nevada	$15.53
3	3/15/2023	Polaris Inc.	PII	Minnesota	Delaware	$4.61
4	4/15/2024	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	HASI	Maryland	Delaware	$3.61
5	4/26/2023	TripAdvisor, Inc.	TRIP	Delaware	Nevada	$1.99
6	4/26/2024	Cannae Holdings, Inc.	CNNE	Delaware	Nevada	$1.22
7	10/7/2021	CryoLife, Inc. (now Artivion, Inc.)	AORT	Florida	Delaware	$1.05
8	6/3/2021	National Research Corporation	NRC	Wisconsin	Delaware	$0.51
9	5/16/2022	Maui Land & Pineapple Company Inc.	MLP	Hawaii	Delaware	$0.44
10	5/13/2024	Scott’s Liquid Gold—Inc. (now Horizon Kinetics Holding Corp)	SLGDD	Colorado	Delaware	$0.43
11	4/28/2021	Rezolute, Inc.	RZLT	Delaware	Nevada	$0.24
12	1/20/2022	PHX Minerals Inc.	PHX	Oklahoma	Delaware	$0.12
13	7/23/2021	Aemetis, Inc.	AMTX	Nevada	Delaware	$0.12
14	3/18/2022	Repro Med Systems Inc. (now KORU Medical Systems)	KRMD	New York	Delaware	$0.11
15	4/28/2023	Vivani Medical, Inc.	VANI	Colorado	Delaware	$0.08
16	7/28/2023	Augusta Gold Corp	AUGG	Delaware	Nevada	$0.05
17	10/26/2021	Information Analysis Inc. (now Firefly Neuroscience, Inc.)	AIFF	Virginia	Delaware	$0.04
18	10/10/2023	Laird Superfood, Inc.	LSF	Delaware	Nevada	$0.04
19	1/23/2023	Dragonfly Energy Holdings Corp.	DFLI	Delaware	Nevada	$0.04
20	7/14/2023	Kartoon Studios, Inc.	TOON	Nevada	Delaware	$0.04
21	4/25/2023	ClearSign Technologies Corp	CLIR	Washington	Delaware	$0.04
22	4/29/2022	US Energy Corp.	USEG	Wyoming	Delaware	$0.03
23	10/31/2022	FG Financial Group, Inc. (now Fundamental Global Inc.)	FGF	Delaware	Nevada	$0.03
24	9/24/2021	Splash Beverage Group, Inc.	SBEV	Colorado	Nevada	$0.03
25	2/22/2021	Mechanical Technology, Inc. (now Soluna Holdings, Inc.)	SLNH	New York	Nevada	$0.03
26	7/20/2021	Cipherloc Corporation (now SideChannel, Inc.)	SDCH	Texas	Delaware	$0.01
27	11/10/2021	Surge Components, Inc.	SPRS	Delaware	Nevada	$0.01
28	11/25/2022	Mullen Automotive Inc.	MULN	Delaware	Maryland	$0.01
29	4/25/2022	Alset EHome International Inc.	AEI	Delaware	Texas	$0.01
30	11/3/2023	Alset Inc.	AEI	Texas	Nevada	$0.01
31	5/10/2021	Enservco Corp	ENSV	Delaware	Nevada	$0.01
32	9/27/2023	SunLink Health Systems, Inc.	SSY	Ohio	Georgia	$0.01
33	4/12/2021	Seelos Therapeutics, Inc.	SEEL	Nevada	Delaware	$0.00
34	6/30/2022	LogicMark, Inc.	LGMK	Delaware	Nevada	$0.00
35	1/31/2023	LogicMark, Inc.	LGMK	Delaware	Nevada	$0.00
36	8/15/2023	Save Foods, Inc. (now N2OFF Inc.)	NITO	Delaware	Nevada	$0.00
37	1/29/2021	AmeriCann, Inc.	ACAN	Delaware	Colorado	$0.00
38	9/13/2023	BitNile Metaverse, Inc.	ROII	New York	Delaware	$0.00
39	10/20/2022	Ballantyne Strong, Inc.		Delaware	Nevada	Delisted
40	3/25/2021	NewAge, Inc.		Washington	Delaware	Delisted
41	3/19/2021	PS Business Parks, Inc.		California	Maryland	Delisted

Sources: Bloomberg (Market Cap as of Aug. 19, 2024), SEC EDGAR.

APPENDIX F

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

THE TRADE DESK, INC.

The Trade Desk, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A.	The name of the corporation is The Trade Desk, Inc. The corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 12, 2009.

B.

This Amended and Restated Certificate of Incorporation, which restates, integrates and also further amends the provisions of the Certificate of Incorporation, as amended and restated from time to time prior to the date hereof, was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

C.	The Corporation’s Certificate of Incorporation, as amended and restated from time to time prior to the date hereof, is hereby amended, integrated and restated in its entirety to read as follows:

ARTICLE I

The name of this corporation is The Trade Desk, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, 19808 and the name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

ARTICLE IV

A. Classes of Stock. The Corporation is authorized to issue shares of capital stock designated, respectively, “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation is authorized to issue is 1,195,000,000 shares, consisting of: 1,000,000,000 shares of Class A Common Stock, par value $0.000001 per share (the “Class A Common Stock”), 95,000,000 shares of Class B Common Stock, par value $0.000001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) and 100,000,000 shares of Preferred Stock, par value $0.000001 per share (the “Preferred Stock”).

B. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by law, to provide out of the unissued shares of Preferred Stock for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the voting powers, full or limited, or no voting powers and the designation, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a vote of any holders of Preferred Stock is required pursuant to the terms of this Amended and Restated Certificate of Incorporation (the “Restated Certificate”) (including any Preferred Stock Designation).

C. Common Stock. The relative powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed on the shares of the Class A Common Stock and Class B Common Stock are as follows:

1. Voting Rights.

(a) General Right to Vote Together; Exception. Except as otherwise expressly provided herein or required by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders; provided, however, the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor. Notwithstanding anything to the contrary set forth herein, the holders of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to this Restated Certificate (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate (including any Preferred Stock Designation) or pursuant to the General Corporation Law.

(b) Votes Per Share. Except as otherwise expressly provided herein or required by applicable law, on any matter that is submitted to a vote of the stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share, and each holder of Class B Common Stock shall be entitled to ten (10) votes for each such share.

2. Identical Rights. Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a) Dividends and Distributions. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to the declaration and payment or distribution of any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that, subject to Section C.3(f) of this Article IV, in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be), and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire such stock, as the case may be), with holders of Class A Common Stock and Class B Common Stock receiving an identical number of shares of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock, as the case may be) and, in such case, no approval of the holders of Class A Common Stock and Class B Common Stock voting separately as a class pursuant to this Section 2.1 shall be required.

(b) Subdivision, Combination or Reclassification. If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class shall be proportionately subdivided, combined or reclassified concurrently therewith in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the effective date for such subdivision, combination or reclassification, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

(c) Equal Treatment in a Change of Control Transaction or Merger or Consolidation. In connection with any Change of Control Transaction, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class. Any merger or consolidation of the Corporation with or into any other entity, or any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, in each case which is not a Change of Control Transaction, shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having substantially identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.

3. Conversion of Class B Common Stock.

(a) Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) share of Class A Common Stock at the option of the holder thereof at any time. Each holder of Class B Common Stock who elects to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Corporation or any transfer agent for the Class A Common Stock or Class B Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted and the name or names in which the certificate or certificates representing the shares of Class A Common Stock issued upon such conversion are to be issued or the name or names in which such shares are to be registered in book-entry form. Thereupon the Corporation shall (1) if such shares are certificated, promptly issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled upon such conversion or (2) if such shares are uncertificated, register such shares in book-entry form. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of, if such shares are certificated, such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted or, if such shares are uncertificated, then upon the written notice of such holder’s election to convert by this Section 3(a). The person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

(b) Automatic Conversion. Each one (1) share of Class B Common Stock shall automatically, without any further action on the part of the Corporation or the holder thereof, convert into one (1) share of

Class A Common Stock upon a Transfer of such share of Class B Common Stock; provided that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (i) through (vi) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:

(i) a trust for the benefit of such Class B Stockholder or persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(ii) a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of § 2702(b)(1) of the Internal Revenue Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iii) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iv) a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(v) a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

(vi) a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock. Any certificate representing shares of Class B Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Section 3(b).

(c) Final Conversion of Class B Common Stock. On the Final Conversion Date, each one (1) issued share of Class B Common Stock shall automatically, without any further action by the holder thereof or the Corporation, convert into one (1) share of Class A Common Stock. Following such conversion, the reissuance of all shares of Class B Common Stock shall be prohibited, and such shares shall be retired and cancelled in accordance with Section 243 of the General Corporation Law and the filing of the certificate with the Secretary of State of the State of Delaware required thereby, and upon the effectiveness of such certificate, if the retired shares constitute all of the authorized shares of the Class B Common Stock, the certificate shall have the effect of eliminating all references to the Class B Common Stock in this Restated Certificate. Upon conversion of Class B Common Stock into Class A Common Stock on the Final Conversion Date, all rights of holders of shares of Class B Common Stock shall cease and (a) if such shares are certificated, the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued or (b) if such shares are not certificated, the person registered as the owner of such shares in book-entry form shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

(d) Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure in accordance with the provisions of this Restated Certificate, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Board of Directors of the Corporation that a Transfer has resulted or will result in a conversion of the Class B Common Stock to Class A Common Stock shall be conclusive and binding.

(e) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 3, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares occurred or, in the case of Section C.3(c) hereof, upon the Final Conversion Date.

(f) Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary set forth herein, if the date on which any share of Class B Common Stock is converted into Class A Common Stock occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any Distribution to be paid to on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such Distribution on such payment date; provided, however, that notwithstanding any other provision of this Restated Certificate, to the extent that any such Distribution is payable in shares of Class B Common Stock (or Rights to acquire such stock), such Distribution shall, to the fullest extent permitted by applicable law, be deemed to have been declared, and shall be payable in, shares of Class A Common Stock (or Rights to acquire such stock) and no shares of Class B Common Stock (or Rights to acquire such stock) shall be issued in payment thereof.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

D. No Further Issuances. Except for the issuance of Class B Common Stock issuable upon exercise of Rights outstanding at the Effective Time, the reclassification of shares of Class B Common Stock into a greater or lesser number of shares of Class B Common Stock or as a dividend payable in accordance with Article IV, Section C.2(a), the Corporation shall not at any time after the Effective Time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock.

ARTICLE V

The following terms, where capitalized in this Restated Certificate, shall have the meanings ascribed to them in this Article V:

“Change of Control Transaction” means (i) the sale, lease, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination, or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; or (iii) the recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction.

“Class B Stockholder” means (i) the registered holder of a share of Class B Common Stock at the Effective Time and (ii) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time.

“Distribution” means (i) any dividend or distribution of cash, property or shares of the Corporation’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Effective Time” means 9:00 a.m. (Eastern Daylight Time) on September 26, 2016.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the earliest of: (i) the fifth year anniversary of the date on which this Restated Certificate is filed with the Office of the Secretary of State of the State of Delaware and becomes effective; (ii) such date and time as determined by the Board of Directors following the first date on which Jeff Green is none of the following: (a) chief executive officer of the Corporation, (b) president of the Corporation or (c) chairman of the Board of Directors; and (iii) a date specified by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Class B Common Stock in the notice required by Section C.3(a) of Article IV.

“Rights” means any option, warrant, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be either the New York Stock Exchange or NASDAQ Global Market (or similar national quotation system of the NASDAQ Stock Market) (“NASDAQ”) or any successor exchange of either the New York Stock Exchange or NASDAQ.

“SEC” means the Securities and Exchange Commission.

“Trading Day” means any day on which the Securities Exchange is open for trading.

“Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”: (a) the grant of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders; (b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; or (c) the fact that, as of the Effective Time or at any time after the Effective Time, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

ARTICLE VI

A. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of authorized directors constituting the Board of Directors (the “Whole Board”) shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B. Classified Board. The directors (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of this Restated Certificate (the “Preferred Stock Directors”)) shall be and are divided into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). Each class shall consist, as nearly as may be possible, of one third of the Whole Board. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the Effective Time, and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the Effective Time. At each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors) in each class shall be apportioned as nearly equal as possible.

C. Term; Removal. Each director shall hold office until the annual meeting of stockholders at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Except for Preferred Stock Directors, directors may be removed only for cause and only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

D. Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock to elect directors, any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

E. Class A Directors. Notwithstanding anything to the contrary set forth herein, during the period beginning on the date that the Corporation publicly announces the class of the first director to serve in a Class A Director Seat (as defined below) and ending on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), the holders of Class A Common Stock, voting as a separate class, shall have the right to elect two directors to the Classified Board; provided that if the Whole Board consists of eight or fewer directors, then the holders of Class A Common Stock, voting as a separate class, shall have the right to elect one director to the Classified Board. Any seat filled by any director contemplated by the previous sentence is referred to as a “Class A Director Seat.” A director serving in a Class A Director Seat shall be assigned to such class as the Board shall determine from time to time and the class of the first director to serve in a Class A Director Seat shall be publicly announced by the Corporation prior to the mailing of the proxy statement for the 2021 annual meeting. Any vacancy or newly created directorship occurring for any reason in a Class A Director Seat shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs. All Class A Director Seats shall be eliminated on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), and any director then serving in a Class A Director Seat shall hold office until the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal pursuant to Section C of this Article VI.

ARTICLE VII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise expressly delegated by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board, the Board of Directors shall have the exclusive power and authority to appoint and remove officers of the Corporation.

B. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

C. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the General Corporation Law, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate (including any Preferred Stock Designation in respect of one or more series of Preferred Stock), the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D. Special Meetings. Special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairman of the Board of Directors (or in the event of co-chairmen, either co-chairman); (iii) the chief executive officer of the Corporation; or (iv) the president of the Corporation (in the event there is no chief executive officer of the Corporation). In addition, special meetings of the stockholders of the Corporation shall be called by the Secretary of the Corporation upon a request made in accordance with the Bylaws of the Corporation by one or more stockholders of record who own, or who are acting on behalf of beneficial owners who own, in the aggregate, at least 20% of the outstanding shares of Common Stock (as calculated in accordance with the Bylaws of the Corporation) on the record date determined pursuant to the Bylaws of the Corporation and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to such record date through the date of the conclusion of the special meeting so requested. Other than as provided in this Section D of this Article VII, special meetings of the stockholders of the Corporation may not be called by any other person or persons.

E. Stockholder Action by Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, prior to the first date on which the outstanding shares of Class B Common Stock represent less than 50% of the total voting power represented by the voting securities of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders in lieu of a meeting.

F. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

G. Advance Notice of Stockholder Nominations. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

A. Director Exculpation. To the maximum extent permitted by the General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended, automatically and without further action, upon the date of such amendment.

B. Indemnification.

The Corporation, to the fullest extent permitted by law, shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

The Corporation, to the fullest extent permitted by law, may indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.

C. Vested Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption by amendment of this Restated Certificate of any provision inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise) prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall to the fullest extent permitted by law be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law, the Restated Certificate or the Bylaws of the Corporation or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; or (iv) any

action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE X

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Restated Certificate, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Restated Certificate or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Restated Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Restated Certificate inconsistent with, ARTICLE VI, ARTICLE VII, ARTICLE VIII, ARTICLE IX or this ARTICLE X of this Restated Certificate.

* * *

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed on behalf of the Corporation by its duly authorized officer on December 22, 2020.

THE TRADE DESK, INC.

By:
Name: Jeff T. Green Title: Chief Executive Officer

APPENDIX G

AMENDED AND RESTATED BYLAWS

OF

THE TRADE DESK, INC.

(a Delaware corporation)

ARTICLE I. CORPORATE OFFICES

1.1	REGISTERED OFFICE	G-1
1.2	OTHER OFFICES	G-1

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS	G-1
2.2	ANNUAL MEETING	G-1
2.3	SPECIAL MEETING	G-1
2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING	G-3
2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS	G-7
2.6	NOTICE OF STOCKHOLDERS’ MEETINGS	G-11
2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE	G-11
2.8	QUORUM	G-11
2.9	ADJOURNED MEETING; NOTICE	G-11
2.10	CONDUCT OF BUSINESS	G-12
2.11	VOTING	G-12
2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	G-12
2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS	G-13
2.14	PROXIES	G-13
2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE	G-13
2.16	INSPECTORS OF ELECTION	G-14

ARTICLE III. DIRECTORS

3.1	POWERS	G-15
3.2	NUMBER OF DIRECTORS	G-15
3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	G-15
3.4	RESIGNATION AND VACANCIES	G-15
3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE	G-15
3.6	REGULAR MEETINGS	G-16
3.7	SPECIAL MEETINGS; NOTICE	G-16
3.8	QUORUM	G-16
3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	G-16
3.10	FEES AND COMPENSATION OF DIRECTORS	G-17
3.11	REMOVAL OF DIRECTORS	G-17

ARTICLE IV. COMMITTEES

4.1	COMMITTEES OF DIRECTORS	G-17
4.2	COMMITTEE MINUTES	G-17
4.3	MEETINGS AND ACTION OF COMMITTEES	G-17

ARTICLE V. OFFICERS

5.1	OFFICERS	G-18
5.2	APPOINTMENT OF OFFICERS	G-18
5.3	SUBORDINATE OFFICERS	G-18
5.4	REMOVAL AND RESIGNATION OF OFFICERS	G-18
5.5	VACANCIES IN OFFICES	G-19
5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS	G-19
5.7	AUTHORITY AND DUTIES OF OFFICERS	G-19

ARTICLE VI. RECORDS AND REPORTS

6.1	MAINTENANCE AND INSPECTION OF RECORDS	G-19
6.2	INSPECTION BY DIRECTORS	G-19

ARTICLE VII. GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	G-20
7.2	STOCK CERTIFICATES; PARTLY PAID SHARES	G-20
7.3	SPECIAL DESIGNATION ON CERTIFICATES	G-20
7.4	LOST CERTIFICATES	G-20
7.5	CONSTRUCTION; DEFINITIONS	G-21
7.6	DIVIDENDS	G-21
7.7	FISCAL YEAR	G-21
7.8	SEAL	G-21
7.9	TRANSFER OF STOCK	G-21
7.10	STOCK TRANSFER AGREEMENTS	G-21
7.11	REGISTERED STOCKHOLDERS	G-22
7.12	WAIVER OF NOTICE	G-22

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION	G-22
8.2	DEFINITION OF ELECTRONIC TRANSMISSION	G-23

ARTICLE IX. INDEMNIFICATION

9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS	G-23
9.2	INDEMNIFICATION OF OTHERS	G-23
9.3	PREPAYMENT OF EXPENSES	G-23
9.4	DETERMINATION; CLAIM	G-24
9.5	NON-EXCLUSIVITY OF RIGHTS	G-24
9.6	INSURANCE	G-24
9.7	OTHER INDEMNIFICATION	G-24
9.8	CONTINUATION OF INDEMNIFICATION	G-24
9.9	AMENDMENT OR REPEAL	G-24

ARTICLE X. AMENDMENTS

ARTICLE XI. FORUM SELECTION

AMENDED AND RESTATED BYLAWS

OF

THE TRADE DESK, INC.

ARTICLE I. CORPORATE OFFICES

1.1 REGISTERED OFFICE

The registered office of The Trade Desk, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “certificate of incorporation”).

1.2 OTHER OFFICES

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 ANNUAL MEETING

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.

2.3 SPECIAL MEETING

(i) A special meeting of the stockholders of the Corporation may be called at any time only by (a) the Board pursuant to a resolution adopted by a majority of the Whole Board; (b) the chairman of the Board (or in the event of co-chairmen, either co-chairman); (c) the chief executive officer; or (d) the president (in the absence of a chief executive officer). In addition, special meetings of the stockholders of the Corporation shall be called by the secretary of the Corporation upon a request made in accordance with this Section 2.3 by one or more persons who own, in the aggregate, at least 20% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock on the Ownership Record Date (as defined below) and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to the Ownership Record Date through the date of the conclusion of the special meeting so requested (a meeting called in accordance with this clause (e), a “Stockholder Requested Meeting”). Other than as provided in this Section 2.3(i), special meetings of the stockholders of the Corporation may not be called by any other person or persons. For purposes of these bylaws, “Whole Board” shall mean the total number of authorized directors constituting the Board whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

(ii) For purposes of Section 2.3(i):

(a) A person is deemed to “own” only those outstanding shares of stock of the Corporation as to which such person holds the title directly or that such person is deemed to own by virtue of title being held by a nominee, custodian or other agent of such person pursuant to Rule 200(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”) (as such rule is in effect on the date on which the Corporation’s bylaws were first amended to include this Section 2.3(ii)(a)), and, in each case, as to which such person possesses both: (A) the full voting and investment authority pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) the shares, except that the number of shares calculated in accordance with the foregoing clauses (A) and (B) shall not include any shares (x) sold by such person in any transaction that has not been settled or closed, (y) borrowed by the person for any purposes or purchased by the person pursuant to an agreement to resell, including, without limitation, any “short position” as defined in Rule 14e-4(a) of the Exchange Act (as such rule is in effect on the date on which the Corporation’s bylaws were first amended to include this Section 2.3(ii)(a)) or (z) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by the person, whether the instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock of the Corporation, if the instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future the person’s full right to vote or direct the voting of the shares and/or (ii) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of the shares by the person.

(b) A person’s ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

(iii) Any person seeking to request the calling of a Stockholder Requested Meeting may first request that the Board fix a record date to determine the persons entitled to request a special meeting (such record date, the “Ownership Record Date”) by delivering or mailing notice to the secretary of the Corporation at the principal executive offices of the Corporation. The Board may fix the Ownership Record Date, which shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the Ownership Record Date is adopted by the Board. If no such notice is given or if the Board does not, within 10 days of the secretary’s receipt of such notice, adopt a resolution fixing the Ownership Record Date, the Ownership Record Date shall be the date that the first request to call a special meeting is received by the secretary with respect to the proposed business to be conducted at a special meeting.

(iv) To be validly made in accordance with these bylaws, a request for a Stockholder Requested Meeting must:

(a) be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation during the period commencing on the date that is thirty (30) days after the date of the conclusion of the most recent annual meeting and ending on the date that is one hundred twenty (120) days prior to the one-year anniversary of the date of the conclusion of the most recent annual meeting;

(b) set forth any information necessary to verify the satisfaction of the conditions set forth in the second sentence of Section 2.3(i);

(c) set forth, as to each record stockholder (unless such record stockholder is acting solely as a nominee for a beneficial owner), each beneficial owner, if any, directing a record stockholder to sign such request and each other person on whose behalf such beneficial owner or record stockholder is acting, other than persons who have provided such request solely in response to any form of public solicitation for such requests (any such beneficial owner, record stockholder or other person, a “Disclosing Party”), the information required to be disclosed by a Proposing Person pursuant to Section 2.4(iii)(a)–(c) of these bylaws;

(d) set forth, with respect to each nomination, if any, of a director for election to the Board proposed to be made at such special meeting, the information required to be disclosed pursuant to Section 2.5(iv)(a)–(c) of these bylaws and the information and materials required under Section 2.5(viii) of these bylaws;

(e) not relate to an item of business that is not a proper subject for stockholder action under applicable law; and

(f) be updated and supplemented, if necessary, so that the information provided or required to be provided pursuant to this Section 2.3(iv) is true and correct as of the record date for notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, with such update and supplement being delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(v) A Stockholder Requested Meeting shall be held at such date, time and place, if any, as the Board shall fix; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request for such special meeting is made in accordance with this Section 2.3; provided further that the Board shall have discretion to determine whether or not to proceed with such special meeting if before or after such special meeting is noticed the requirements of this Section 2.3 do not remain satisfied (including if requests for such Stockholder Requested Meeting are revoked such that the conditions set forth in the second sentence of Section 2.3(i) do not remain satisfied).

(vi) No business may be transacted at such special meeting other than the business specified in such notice to stockholders, which, in the case of a Stockholder Requested Meeting, may include any other matters that the Board determines to include therein. Nothing contained in this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

(vii) As used in this Section 2.3, “person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act. The term “person” shall also include all “affiliates” thereof, as such term is defined in Rule 12b-2 of the Exchange Act.

2.4 ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING

(i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the chairman of the Board (or in the event of co-chairmen, either co-chairman), or (c) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects, or (B) properly made such proposal in accordance with Rule 14a-8 under the Exchange Act. The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws; provided that, in the case of a Stockholder Requested Meeting, for any matter specified in such notice pursuant to a request made in accordance with Section 2.3 of these bylaws, such matter may only be brought before such Stockholder Requested Meeting by a Disclosing Party present in person who made or directed such request. Any determination by the Board regarding the satisfaction of the requirements set forth in Section 2.3, Section 2.4 and Section 2.5 of these bylaws shall be binding on the Corporation and its stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders that is not a Stockholder Requested Meeting. For purposes of Sections 2.4 and 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(ii) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, (x) not more than the hundred twentieth (120th) day prior to such annual meeting and (y) not less than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary shall set forth:

(a) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future; (C) the date or dates such shares were acquired; (D) the investment intent of such acquisition; and (E) any pledge by such Proposing Person with respect to any of such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);

(b) As to each Proposing Person, (A) the full notional amount, material terms and conditions of any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) or a “put equivalent position” (as such term is defined in Rule 16a-1(h) under the Exchange Act) or other derivative or synthetic arrangement in respect of any class or series of shares of the Corporation (“Synthetic Equity Position”) that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation, (i) any option, warrant, convertible security, stock appreciation right, future or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, (ii) any derivative or synthetic arrangement having the characteristics of a long position or a short position in any class or series of shares of the Corporation, including, without limitation, a stock loan transaction, a stock borrow transaction, or a share repurchase transaction or (iii) any contract, derivative, swap or other transaction or series of transactions designed to (x) produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, (y) mitigate any loss relating to, reduce the economic risk (of ownership or otherwise) of, or manage the risk of share price decrease in, any class or series of shares of the Corporation, or (z) increase or decrease the voting power in respect of any class or series of shares of the Corporation of such Proposing Person, including, without limitation, due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the holder thereof may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the price or value of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) (x) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a “Responsible Person”), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (D) any material shares or any Synthetic Equity Position in any principal competitor of the Corporation in any principal industry of the Corporation held by such Proposing Persons, (E) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names), (F) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (G) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (H) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) any proportionate interest in shares of the Corporation or a Synthetic Equity Position held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such Proposing Person (i) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (ii) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity; (J) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (K) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (K) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(c) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(iv) For purposes of this Section 2.4, the term “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(v) The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) business days after it has been requested by the Board.

(vi) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(vii) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(viii) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders, other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(ix) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5 ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS

(i) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, (b) by a stockholder present in person, as defined in Section 2.4, (A) who was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such notice and nomination, or (c) in the case of a Stockholder Requested Meeting, by a Disclosing Party present in person who made or directed a request for such meeting in accordance with Section 2.3 of these bylaws. The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting that is not a Stockholder Requested Meeting. The foregoing clause (c) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at a Stockholder Requested Meeting.

(ii) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii)

of these bylaws) thereof in writing and in proper form to the secretary of the Corporation, (b) provide the information, agreements and questionnaires with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. If the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting that is not a Stockholder Requested Meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at such special meeting, the stockholder must (a) provide Timely Notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation, (b) provide the information with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting that is not a Stockholder Requested Meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(ix) of these bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iii) In no event may a Nominating Person provide Timely Notice with respect to a greater number of director candidates than are subject to election by stockholders at the applicable meeting. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice, (ii) the date set forth in Section 2.4(ii) of these bylaws or (iii) the tenth (10th) day following the date of public disclosure (as defined in Section 2.4 of these bylaws) of such increase.

(iv) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary shall set forth:

(a) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(iii)(a) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a);

(b) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(b) shall be made with respect to the election of directors at the meeting); and provided that, in lieu of including the information set forth in Section 2.4(iii)(b)(J) of these bylaws, the Nominating Person’s notice for purposes of this Section 2.5 shall include a representation as to whether the Nominating Person intends or is part of a group which intends to deliver a proxy statement and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act; and

(c) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and accompanying proxy card relating to the Corporation’s next meeting of stockholders at which directors are to be elected and to serving as a director if elected), (B) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each proposed nominee or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (B) are referred to as “Nominee Information”), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(viii).

(v) For purposes of this Section 2.5, the term “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any participant (as defined in paragraphs (a)(ii)–(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(vi) The Board may require that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) business days after it has been requested by the Board.

(vii) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(viii) To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, the proposed nominee must be nominated in the manner prescribed in Section 2.5 and must deliver (in accordance with the time period prescribed for delivery in a notice to such proposed nominee given by or on behalf of the Board), to the secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in the form provided by the Corporation upon written request of any stockholder of record therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in the form provided by the Corporation upon written request of any stockholder of record therefor) that such proposed nominee (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the secretary of the Corporation shall provide to such proposed nominee all such policies and guidelines then in effect).

(ix) The Board may also require any proposed nominee to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such nominee’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board may request such other information (A) in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. Such other information shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the request by the Board has been delivered to, or mailed and received by, the Nominating Person.

(x) A proposed nominee shall further update and supplement the materials delivered pursuant to this Section 2.5 if necessary, so that the information provided or required to be provided pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(xi) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any Nominating Person (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(xii) No proposed nominee shall be eligible for nomination as a director of the Corporation unless such proposed nominee and the Nominating Person seeking to place such proposed nominee’s name in nomination have complied with this Section 2.5, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the proposed nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.

(xiii) Notwithstanding anything in these bylaws to the contrary, no proposed nominee shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with this Section 2.5.

2.6 NOTICE OF STOCKHOLDERS’ MEETINGS

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of any meeting of stockholders shall be deemed given:

(i) if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the Corporation’s records; or

(ii) if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8 QUORUM

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9 ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10 CONDUCT OF BUSINESS

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.11 VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgers and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) and shall be valid and binding upon the Corporation.

2.12 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

(i) Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (a) shall be signed by holders of record on the record date established pursuant to Section 2.12(ii) below (the “Written Consent Record Date”) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) shall be delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded. Delivery shall be made by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of the signature of each stockholder who signs the consent, and no written consent shall be effective to take corporate action unless, within sixty (60) days of the earliest dated valid consent delivered in the manner described in this Section 2.12, written consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner described in this Section 2.12. Only stockholders of record on the Written Consent Record Date shall be entitled to consent to corporate action in writing without a meeting.

(ii) Without qualification, any stockholder of record seeking to have the stockholders authorize or take any action by written consent shall first request in writing that the Board of Directors fix a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Within ten (10) days after receipt of a request in proper form and otherwise in compliance with this Section 2.12(ii) from any such stockholder, the Board may adopt a resolution fixing a

Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no resolution fixing a record date has been adopted by the Board within such ten (10) day period after the date on which such a request is received, (i) the Written Consent Record Date for determining stockholders entitled to consent to such action, when no prior action of the Board is required by applicable law, shall be the first date on which valid signed written consents constituting a majority of the outstanding shares of the Corporation and setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner described in this Section 2.12, and (ii) the Written Consent Record Date for determining stockholders entitled to consent to such action, when prior action by the Board is required by applicable law, shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

2.13 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not so fix a record date:

(i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.14 PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Exchange Act, filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

2.15 LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the Corporation shall prepare and make, no later than the tenth (10th) day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.15 or to vote in person or by proxy at any meeting of stockholders.

2.16 INSPECTORS OF ELECTION

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii) receive votes or ballots;

(iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv) count and tabulate all votes;

(v) determine when the polls shall close;

(vi) determine the result; and

(vii) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

ARTICLE III. DIRECTORS

3.1 POWERS

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2 NUMBER OF DIRECTORS

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the Corporation shall be divided into three (3) classes.

3.4 RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 SPECIAL MEETINGS; NOTICE

Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president (in the event there is no chief executive officer of the Corporation), the secretary, the Lead Director (as defined below) or a majority of the number of directors then in office.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile or electronic mail; or

(iv) sent by other means of electronic transmission,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 QUORUM

At all meetings of the Board, a majority of the number of directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS

Except as otherwise provided by the DGCL or the certificate of incorporation, the Board or any individual director may be removed from office at any time, but only with cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV. COMMITTEES

4.1 COMMITTEES OF DIRECTORS

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2 COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings and meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings and notice);

(iv) Section 3.8 (quorum);

(v) Section 3.9 (action without a meeting); and

(vi) Section 7.12 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and

notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V. OFFICERS

5.1 OFFICERS

The officers of the Corporation shall be a president, a secretary and a treasurer. The Corporation may also have, at the discretion of the Board, a chairman of the Board (or co-chairmen of the Board), a vice chairman of the Board, a chief executive officer, a chief financial officer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

If the chairman of the Board is a member of management or does not otherwise qualify as an independent director as determined in accordance with the rules of the Corporation’s principal stock exchange, the independent directors (as determined in accordance with such rules) shall elect a lead director (the “Lead Director”) who shall be an independent director as determined in accordance with such rules. In addition to the responsibilities set forth in the Corporation’s Corporate Governance Guidelines, as amended from time to time, the Lead Director shall preside at all meetings of the Board at which the chairman of the Board is not present, including executive sessions.

5.2 APPOINTMENT OF OFFICERS

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI. RECORDS AND REPORTS

6.1 MAINTENANCE AND INSPECTION OF RECORDS

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal executive office.

6.2 INSPECTION BY DIRECTORS

Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

ARTICLE VII. GENERAL MATTERS

7.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2 STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the certificate of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman (or in the event of co-chairmen, either co-chairman) or vice-chairman of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 SPECIAL DESIGNATION ON CERTIFICATES

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 LOST CERTIFICATES

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The

Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.6 DIVIDENDS

The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7 FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8 SEAL

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9 TRANSFER OF STOCK

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10 STOCK TRANSFER AGREEMENTS

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11 REGISTERED STOCKHOLDERS

The Corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12 WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1 NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2 DEFINITION OF ELECTRONIC TRANSMISSION

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX. INDEMNIFICATION

9.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2 INDEMNIFICATION OF OTHERS

The Corporation shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3 PREPAYMENT OF EXPENSES

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4 DETERMINATION; CLAIM

If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses under this Article IX is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5 NON-EXCLUSIVITY OF RIGHTS

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6 INSURANCE

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7 OTHER INDEMNIFICATION

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8 CONTINUATION OF INDEMNIFICATION

The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9 AMENDMENT OR REPEAL

The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

ARTICLE X. AMENDMENTS

Subject to the limitations set forth in Section 9.9 of these bylaws or the provisions of the certificate of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the number of directors then in office. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote at an election of directors.

ARTICLE XI. FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XI. This provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering.

THE TRADE DESK, INC. 42 N. CHESTNUT STREET VENTURA, CA 93001

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 13, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TTD2024SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 13, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57557-TBD      KEEP THIS PORTION FOR YOUR RECORDS

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRADE DESK, INC.

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

1. The approval of the reincorporation of The Trade Desk, Inc. from the State of Delaware to the State of Nevada by conversion.	☐	☐	☐

2.   The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.

	☐	☐	☐

NOTE: The proxies are authorized to transact such other business as may properly come before the meeting or at any and all adjournments, continuations or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on November 14, 2024:

Stockholders who wish to view the Notice and Proxy Statement of The Trade Desk, Inc. on the Internet can view the 2024 Special Meeting materials at www.proxyvote.com or at investors.thetradedesk.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V57558-TBD

THE TRADE DESK, INC.

Special Meeting of Stockholders

November 14, 2024, 1:00 p.m. Pacific Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jeff Green, Laura Schenkein and Jay Grant, or any of them, as proxies, each with the power of substitution and resubstitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of THE TRADE DESK, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 1:00 p.m. Pacific Time on November 14, 2024, at www.virtualshareholdermeeting.com/TTD2024SM, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted (i) FOR Proposals 1 and 2, and (ii) in the discretion of the proxies, upon any such matters as may properly come before the meeting or any adjournment, continuation or postponement thereof.

Continued and to be signed on reverse side